UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Item 1. Reports to Stockholders.

The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

June 30, 2014

CGM Advisor Targeted Equity Fund

Natixis Oakmark Fund (formerly Harris Associates Large Cap Value Fund)

Natixis Oakmark International Fund

Vaughan Nelson Small Cap Value Fund

Vaughan Nelson Value Opportunity Fund

Portfolio Review page  1

Portfolio of Investments page 15

Financial Statements page  35

Notes to Financial Statementspage 55

Barron’s/Lipper 2013 one-year ranking is based on 64 qualifying U.S. fund companies. Award recipient must have at least three funds in Lipper’s general U.S.-stock category (including at least one world and one mixed-asset/balanced), two taxable bond and one tax-exempt bond fund. Natixis was not ranked for the 5- and 10-year periods. Past performance is no guarantee of future results.

For more details visit ngam.natixis.com/TopFundFamily

CGM ADVISOR TARGETED EQUITY FUND

Manager	Symbols
G. Kenneth Heebner, CFA®	Class A NEFGX
Capital Growth Management Limited Partnership	Class B NEBGX
Class C NEGCX
Class Y NEGYX

Objective

The Fund seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall United States economy.

Average Annual Total Returns — June 30, 2014

	6 Months	1 Year	5 Years	10 Years

Class A (Inception 11/27/68)
NAV	5.83%	19.38%	14.25%	8.20%
With 5.75% Maximum Sales Charge	-0.26	12.55	12.90	7.57

Class B (Inception 2/28/97)
NAV	5.39	18.39	13.41	7.40
With CDSC[1]	0.39	13.53	13.17	7.40

Class C (Inception 9/1/98)
NAV	5.43	18.53	13.41	7.40
With CDSC[1]	4.43	17.56	13.41	7.40

Class Y (Inception 6/30/99)
NAV	5.91	19.64	14.52	8.48

Comparative Performance
S&P 500® Index[2]	7.14	24.61	18.83	7.78

Past performance does not guarantee future results. The table(s) does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

1  |

NATIXIS OAKMARK FUND (formerly Harris Associates Large Cap Value Fund)

Managers	Symbols
William C. Nygren, CFA®	Class A NEFOX
Kevin G. Grant, CFA®	Class B NEGBX
M. Colin Hudson, CFA®	Class C NECOX
Michael J. Mangan, CFA®, CPA*	Class Y NEOYX
Harris Associates L.P.

*	Michael J. Mangan became a portfolio manager of the Fund effective August 1, 2014.

Objective

The Fund seeks opportunities for long-term capital growth and income.**

**	Effective July 1, 2014, the Fund’s Objective changed to “The Fund seeks long-term capital appreciation.”

Average Annual Total Returns — June 30, 20144

	6 Months	1 Year	5 Years	10 Years

Class A (Inception 5/6/31)
NAV	6.55%	27.03%	19.67%	6.96%
With 5.75% Maximum Sales Charge	0.40	19.76	18.26	6.33

Class B (Inception 9/13/93)
NAV	6.13	26.02	18.77	6.16
With CDSC[1]	1.13	21.02	18.57	6.16

Class C (Inception 5/1/95)
NAV	6.11	26.02	18.77	6.16
With CDSC[1]	5.11	25.02	18.77	6.16

Class Y (Inception 11/18/98)
NAV	6.64	27.27	19.96	7.28

Comparative Performance
S&P 500® Index[2]	7.14	24.61	18.83	7.78
Russell 1000® Value Index[3]	8.28	23.81	19.23	8.03

Past performance does not guarantee future results. The table(s) does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. Effective at the close of business on February 28, 2014, the S&P 500® Index replaced the Russell 1000® Value Index as the Fund’s primary benchmark because Harris Associates believes the S&P 500® Index is a more appropriate representation of the universe of securities in which the Fund may invest.

3

Russell 1000® Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  2

NATIXIS OAKMARK INTERNATIONAL FUND

Managers	Symbols
David G. Herro, CFA®	Class A NOIAX
Robert A. Taylor, CFA®	Class C NOICX
Harris Associates L.P.

Objective

The Fund seeks long-term capital appreciation.

Average Annual Total Returns — June 30, 20143

	6 Months	1 Year	Life of Fund

Class A (Inception 12/15/10)
NAV	1.83%	20.07%	11.26%
With 5.75% Maximum Sales Charge	-4.03	13.19	9.42

Class C (Inception 12/15/10)
NAV	1.49	19.24	10.45
With CDSC[1]	0.49	18.24	10.45

Comparative Performance
MSCI World ex USA Index (Net)[2]	5.40	23.83	8.21

Past performance does not guarantee future results. The table(s) does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	MSCI World ex USA Index (Net) is an unmanaged index that is designed to measure the equity market performance of developed markets, excluding the United States. The index calculates reinvested dividends net of withholding taxes using Luxembourg tax rates.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

3  |

VAUGHAN NELSON SMALL CAP VALUE FUND

Managers	Symbols
Dennis G. Alff, CFA®	Class A NEFJX
Chad D. Fargason	Class B NEJBX
Chris D. Wallis, CFA®	Class C NEJCX
Scott J. Weber, CFA®	Class Y NEJYX
Vaughan Nelson Investment Management, L.P.

Effective July 31, 2009, the fund was closed to new investors.

Objective

The Fund seeks capital appreciation.

Average Annual Total Returns — June 30, 20144

	6 Months	1 Year	5 Years	10 Years

Class A (Inception 12/31/96)
NAV	6.46%	26.89%	20.32%	12.00%
With 5.75% Maximum Sales Charge	0.35	19.57	18.91	11.34

Class B (Inception 12/31/96)
NAV	5.96	25.88	19.42	11.17
With CDSC[1]	0.96	20.88	19.23	11.17

Class C (Inception 12/31/96)
NAV	6.03	25.91	19.42	11.16
With CDSC[1]	5.03	24.91	19.42	11.16

Class Y (Inception 8/31/06)[2]
NAV	6.57	27.21	20.62	12.24

Comparative Performance
Russell 2000® Value Index[3]	4.20	22.54	19.88	8.24

Past performance does not guarantee future results. The table(s) does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2	Prior to the inception of Class Y shares (8/31/06), performance is that of Class A shares and reflects the higher net expenses of that share class.

3

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  4

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Managers	Symbols
Dennis G. Alff, CFA®	Class A VNVAX
Chad D. Fargason	Class C VNVCX
Chris D. Wallis, CFA®	Class N VNVNX
Scott J. Weber, CFA®	Class Y VNVYX
Vaughan Nelson Investment Management, L.P.

Objective

The Fund seeks long-term capital appreciation.

Average Annual Total Returns — June 30, 20143

	6 Months	1 Year	5 Years	Life of Class
				Class A/C/Y	Class N
Class A (Inception 10/31/08)
NAV	7.98%	28.53%	20.60%	18.33%	—
With 5.75% Maximum Sales Charge	1.76	21.16	19.18	17.10

Class C (Inception 10/31/08)
NAV	7.60	27.57	19.70	17.46	—
With CDSC[1]	6.60	26.57	19.70	17.46

Class N (Inception 5/1/13)
NAV	8.07	28.74	—	—	29.21%

Class Y (Inception 10/31/08)
NAV	8.11	28.86	20.89	18.62	—

Comparative Performance
Russell Midcap® Value Index[2]	11.14	27.76	22.97	19.47	25.36

Past performance does not guarantee future results. The table(s) does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5  |

ADDITIONAL INFORMATION

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Fund’s website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-months ended June 30, 2014 is available from the Fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public

Reference Room may be obtained by calling 800-SEC-0330.

|  6

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from January 1, 2014 through June 30, 2014. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

CGM ADVISOR TARGETED EQUITY FUND	BEGINNING ACCOUNT VALUE 1/1/2014	ENDING ACCOUNT VALUE 6/30/2014	EXPENSES PAID DURING PERIOD* 1/1/2014 – 6/30/2014
Class A
Actual	$1,000.00	$1,058.30	$5.77
Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	$5.66
Class B
Actual	$1,000.00	$1,053.90	$9.57
Hypothetical (5% return before expenses)	$1,000.00	$1,015.47	$9.39
Class C
Actual	$1,000.00	$1,054.30	$9.58
Hypothetical (5% return before expenses)	$1,000.00	$1,015.47	$9.39
Class Y
Actual	$1,000.00	$1,059.10	$4.49
Hypothetical (5% return before expenses)	$1,000.00	$1,020.43	$4.41

*	Expenses are equal to the Fund’s annualized expense ratio: 1.13%, 1.88%, 1.88% and 0.88% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), divided by 365 (to reflect the half-year period).

7  |

NATIXIS OAKMARK FUND (formerly Harris Associates Large Cap Value Fund)	BEGINNING ACCOUNT VALUE 1/1/2014	ENDING ACCOUNT VALUE 6/30/2014	EXPENSES PAID DURING PERIOD* 1/1/2014 – 6/30/2014
Class A
Actual	$1,000.00	$1,065.50	$6.35
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.21
Class B
Actual	$1,000.00	$1,061.30	$10.12
Hypothetical (5% return before expenses)	$1,000.00	$1,014.98	$9.89
Class C
Actual	$1,000.00	$1,061.10	$10.22
Hypothetical (5% return before expenses)	$1,000.00	$1,014.88	$9.99
Class Y
Actual	$1,000.00	$1,066.40	$5.07
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$4.96

*	Expenses are equal to the Fund’s annualized expense ratio: 1.24%, 1.98%, 2.00% and 0.99% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), divided by 365 (to reflect the half-year period).

NATIXIS OAKMARK INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE 1/1/2014	ENDING ACCOUNT VALUE 6/30/2014	EXPENSES PAID DURING PERIOD* 1/1/2014 – 6/30/2014
Class A
Actual	$1,000.00	$1,018.30	$6.51
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.51
Class C
Actual	$1,000.00	$1,014.90	$10.24
Hypothetical (5% return before expenses)	$1,000.00	$1,014.63	$10.24

*	Expenses are equal to the Fund’s annualized expense ratio: 1.30% and 2.05% for Class A and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), divided by 365 (to reflect the half-year period).

|  8

VAUGHAN NELSON SMALL CAP VALUE FUND	BEGINNING ACCOUNT VALUE 1/1/2014	ENDING ACCOUNT VALUE 6/30/2014	EXPENSES PAID DURING PERIOD* 1/1/2014 – 6/30/2014
Class A
Actual	$1,000.00	$1,064.60	$7.01
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$6.85
Class B
Actual	$1,000.00	$1,059.60	$10.78
Hypothetical (5% return before expenses)	$1,000.00	$1,014.33	$10.54
Class C
Actual	$1,000.00	$1,060.30	$10.83
Hypothetical (5% return before expenses)	$1,000.00	$1,014.28	$10.59
Class Y
Actual	$1,000.00	$1,065.70	$5.74
Hypothetical (5% return before expenses)	$1,000.00	$1,019.24	$5.61

*	Expenses are equal to the Fund’s annualized expense ratio: 1.37%, 2.11%, 2.12% and 1.12% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), divided by 365 (to reflect the half-year period).

VAUGHAN NELSON VALUE OPPORTUNITY FUND	BEGINNING ACCOUNT VALUE 1/1/2014	ENDING ACCOUNT VALUE 6/30/2014	EXPENSES PAID DURING PERIOD* 1/1/2014 – 6/30/2014
Class A
Actual	$1,000.00	$1,079.80	$6.55
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.36
Class C
Actual	$1,000.00	$1,076.00	$10.40
Hypothetical (5% return before expenses)	$1,000.00	$1,014.78	$10.09
Class N
Actual	$1,000.00	$1,080.70	$4.75
Hypothetical (5% return before expenses)	$1,000.00	$1,020.23	$4.61
Class Y
Actual	$1,000.00	$1,081.10	$5.26
Hypothetical (5% return before expenses)	$1,000.00	$1,019.74	$5.11

*	Expenses are equal to the Fund’s annualized expense ratio: 1.27%, 2.02%, 0.92% and 1.02% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), divided by 365 (to reflect the half-year period).

9  |

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory and sub-advisory agreements (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment advisers and sub-advisers (collectively, the “Advisers”) believe to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups and categories of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory and sub-advisory fees, if any, and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Advisers, if any, and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Advisers and (v) information obtained through the completion by the Advisers of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) each Adviser’s financial results and/or financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Advisers’ respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund (and segment, in the case of Funds managed by multiple subadvisers) based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category, performance ratings provided by a

|  10

third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Advisers make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2014. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Advisers and their affiliates to the Funds and the resources dedicated to the Funds by the Advisers and their affiliates.

The Trustees considered not only the advisory services provided by the Advisers to the Funds, but also the monitoring and oversight services provided by NGAM Advisors, L.P. (“NGAM Advisors”) with respect to sub-advised Funds. They also considered the administrative services provided by NGAM Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement(s) relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group and/or category for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors

11  |

included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Advisers that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s performance, although lagging in certain periods, was stronger over the long term; (3) that the Fund’s more recent performance, although lagging in certain periods, had shown improvement relative to its category and benchmark; or (4) that although the Fund’s performance lagged that of its relevant category for certain periods, performance was competitive when compared to relevant performance benchmarks or peer groups.

The Trustees also considered each Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Advisers to Trustee concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Advisers supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and sub-advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Advisers to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory and sub-advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Advisers to offer competitive compensation. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that four of the five Natixis Equity Funds included in this report have expense caps in place. The Trustees noted that several Funds had total advisory fee rates that were above the median of a peer group of funds. The Trustees considered the factors which management believed justified such relatively higher fees. These factors varied from Fund to Fund, but included one or more of the following: (1) that the Fund’s net expense ratio was near, at, or below the median of a peer group of; and (2) that the Fund’s investment discipline was capacity constrained. The Trustees also noted that the Natixis Oakmark Fund had a net expense ratio that was above the median of a peer group of funds, but noted that the Fund’s current net expense ratio is only slightly higher than its peer group median.

|  12

The Trustees also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Advisers’ and their affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the relevant Funds, the expense levels of the Funds, and whether the Advisers had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Advisers and their affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that two Funds had breakpoints in their advisory fees and that four of the Funds were subject to an expense cap. With respect to the CGM Advisor Targeted Equity Fund, which does not have an expense cap, the Trustees noted that the Fund’s assets have been declining over time. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Advisers and their affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates were providing to the Funds.

13  |

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Advisers and their affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	Plans for maintaining continuity of portfolio management where that was thought to be a potential issue.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2015.

|  14

Portfolio of Investments – as of June 30, 2014 (Unaudited)

CGM Advisor Targeted Equity Fund

Shares	Description	Value (†)
Common Stocks — 97.6% of Net Assets
	Airlines — 9.0%
670,000	American Airlines Group, Inc.(b)	$28,783,200
580,000	Delta Air Lines, Inc.	22,457,600

		51,240,800

	Auto Components — 5.1%
420,000	Delphi Automotive PLC	28,870,800

	Banks — 5.2%
620,000	Citigroup, Inc.	29,202,000

	Biotechnology — 5.7%
390,000	Gilead Sciences, Inc.(b)	32,334,900

	Capital Markets — 20.3%
260,000	Ameriprise Financial, Inc.	31,200,000
54,000	BlackRock, Inc.	17,258,400
1,060,000	Charles Schwab Corp. (The)	28,545,800
1,170,000	Morgan Stanley	37,826,100

		114,830,300

	Energy Equipment & Services — 5.4%
260,000	Schlumberger Ltd.	30,667,000

	Hotels, Restaurants & Leisure — 5.0%
440,000	Marriott International, Inc., Class A	28,204,000

	Household Durables — 18.4%
1,470,000	DR Horton, Inc.	36,132,600
810,000	Lennar Corp., Class A	34,003,800
920,000	Toll Brothers, Inc.(b)	33,948,000

		104,084,400

	Insurance — 5.2%
335,000	Prudential Financial, Inc.	29,737,950

	Machinery — 4.2%
155,000	Cummins, Inc.	23,914,950

	Media — 5.4%
360,000	Walt Disney Co. (The)	30,866,400

	Oil, Gas & Consumable Fuels — 1.2%
60,000	EOG Resources, Inc.	7,011,600

	Semiconductors & Semiconductor Equipment — 6.3%
1,080,000	Micron Technology, Inc.(b)	35,586,000

	Textiles, Apparel & Luxury Goods — 1.2%
110,000	VF Corp.	6,930,000

	Total Common Stocks (Identified Cost $480,922,624)	553,481,100

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of June 30, 2014 (Unaudited)

CGM Advisor Targeted Equity Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 2.3%
$13,055,000	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2014 at 0.010% to be repurchased at $13,055,004 on 7/01/2014 collateralized by $13,420,000 U.S. Treasury Note, 1.250% due 11/30/2018 valued at $13,319,350 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $13,055,000)	$13,055,000

	Total Investments — 99.9% (Identified Cost $493,977,624)(a)	566,536,100
	Other assets less liabilities — 0.1%	723,549

	Net Assets — 100.0%	$567,259,649

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments that will be made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2014, the net unrealized appreciation on investments based on a cost of $493,977,624 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$72,558,476
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	0

	Net unrealized appreciation	$72,558,476

(b)	Non-income producing security.

Industry Summary at June 30, 2014 (Unaudited)

Capital Markets	20.3%
Household Durables	18.4
Airlines	9.0
Semiconductors & Semiconductor Equipment	6.3
Biotechnology	5.7
Media	5.4
Energy Equipment & Services	5.4
Insurance	5.2
Banks	5.2
Auto Components	5.1
Hotels, Restaurants & Leisure	5.0
Machinery	4.2
Other Investments, less than 2% each	2.4
Short-Term Investments	2.3

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Natixis Oakmark Fund*

Shares	Description	Value (†)
Common Stocks — 86.4% of Net Assets
	Air Freight & Logistics — 2.0%
30,000	FedEx Corp.	$4,541,400

	Automobiles — 2.2%
103,000	General Motors Co.	3,738,900
15,600	Harley-Davidson, Inc.	1,089,660

		4,828,560

	Banks — 8.4%
425,000	Bank of America Corp.	6,532,250
90,000	Citigroup, Inc.	4,239,000
72,100	JPMorgan Chase & Co.	4,154,402
72,400	Wells Fargo & Co.	3,805,344

		18,730,996

	Beverages — 1.6%
28,200	Diageo PLC, Sponsored ADR	3,589,014

	Capital Markets — 7.2%
91,800	Bank of New York Mellon Corp. (The)	3,440,664
76,300	Franklin Resources, Inc.	4,413,192
24,800	Goldman Sachs Group, Inc. (The)	4,152,512
61,900	State Street Corp.	4,163,394

		16,169,762

	Chemicals — 1.3%
23,000	Monsanto Co.	2,869,020

	Communications Equipment — 1.8%
51,000	QUALCOMM, Inc.	4,039,200

	Consumer Finance — 2.0%
53,600	Capital One Financial Corp.	4,427,360

	Electronic Equipment, Instruments & Components — 1.9%
67,100	TE Connectivity Ltd.	4,149,464

	Energy Equipment & Services — 3.6%
56,400	Halliburton Co.	4,004,964
48,200	National Oilwell Varco, Inc.	3,969,270

		7,974,234

	Food & Staples Retailing — 1.2%
35,000	Wal-Mart Stores, Inc.	2,627,450

	Food Products — 4.2%
76,200	General Mills, Inc.	4,003,548
25,700	Nestle S.A., Sponsored ADR	1,996,119
72,500	Unilever PLC, Sponsored ADR	3,284,975

		9,284,642

	Health Care Equipment & Supplies — 2.6%
23,100	Baxter International, Inc.	1,670,130
65,400	Medtronic, Inc.	4,169,904

		5,840,034

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Natixis Oakmark Fund* – (continued)

Shares	Description	Value (†)
	Health Care Providers & Services — 1.8%
49,700	UnitedHealth Group, Inc.	$4,062,975

	Hotels, Restaurants & Leisure — 1.5%
34,200	McDonald’s Corp.	3,445,308

	Insurance — 6.3%
50,200	Aflac, Inc.	3,124,950
78,500	American International Group, Inc.	4,284,530
39,400	Aon PLC	3,549,546
63,000	Principal Financial Group, Inc.	3,180,240

		14,139,266

	Internet & Catalog Retail — 3.6%
13,240	Amazon.com, Inc.(b)	4,300,087
129,700	Liberty Interactive Corp., Class A(b)	3,807,992

		8,108,079

	Internet Software & Services — 2.0%
4,790	Google, Inc., Class A(b)	2,800,569
2,810	Google, Inc., Class C(b)	1,616,537

		4,417,106

	IT Services — 5.7%
53,000	Automatic Data Processing, Inc.	4,201,840
59,600	MasterCard, Inc., Class A	4,378,812
20,080	Visa, Inc., Class A	4,231,057

		12,811,709

	Machinery — 3.2%
43,600	Illinois Tool Works, Inc.	3,817,616
26,800	Parker Hannifin Corp.	3,369,564

		7,187,180

	Media — 3.4%
57,000	Comcast Corp., Special Class A	3,039,810
48,500	News Corp., Class A(b)	870,090
51,100	Omnicom Group, Inc.	3,639,342

		7,549,242

	Multiline Retail — 1.0%
41,200	Kohl’s Corp.	2,170,416

	Oil, Gas & Consumable Fuels — 3.3%
49,400	Apache Corp.	4,970,628
56,900	Cenovus Energy, Inc.	1,841,853
6,900	Devon Energy Corp.	547,860

		7,360,341

	Pharmaceuticals — 1.6%
69,600	Sanofi, ADR	3,700,632

	Road & Rail — 1.1%
24,400	Union Pacific Corp.	2,433,900

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Natixis Oakmark Fund* – (continued)

Shares	Description	Value (†)
	Semiconductors & Semiconductor Equipment — 4.7%
102,100	Applied Materials, Inc.	$2,302,355
142,300	Intel Corp.	4,397,070
77,500	Texas Instruments, Inc.	3,703,725

		10,403,150

	Software — 3.7%
84,400	Microsoft Corp.	3,519,480
114,900	Oracle Corp.	4,656,897

		8,176,377

	Specialty Retail — 1.9%
52,700	Home Depot, Inc. (The)	4,266,592

	Technology Hardware, Storage & Peripherals — 1.6%
38,150	Apple, Inc.	3,545,280

	Total Common Stocks (Identified Cost $160,014,043)	192,848,689

Principal Amount
Short-Term Investments — 10.0%
$22,324,457	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2014 at 0.010% to be repurchased at $22,324,463 on 7/01/2014 collateralized by $23,355,000 Federal National Mortgage Association, 1.630% due 1/10/2020 valued at $22,771,125 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $22,324,457)	22,324,457

	Total Investments — 96.4% (Identified Cost $182,338,500)(a)	215,173,146
	Other assets less liabilities — 3.6%	8,098,630

	Net Assets — 100.0%	$223,271,776

*	Formerly Harris Associates Large Cap Value Fund.
(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments that will be made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2014, the net unrealized appreciation on investments based on a cost of $182,338,500 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$33,459,135
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(624,489)

	Net unrealized appreciation	$32,834,646

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Natixis Oakmark Fund* – (continued)

Industry Summary at June 30, 2014 (Unaudited)

Banks	8.4%
Capital Markets	7.2
Insurance	6.3
IT Services	5.7
Semiconductors & Semiconductor Equipment	4.7
Food Products	4.2
Software	3.7
Internet & Catalog Retail	3.6
Energy Equipment & Services	3.6
Media	3.4
Oil, Gas & Consumable Fuels	3.3
Machinery	3.2
Health Care Equipment & Supplies	2.6
Automobiles	2.2
Air Freight & Logistics	2.0
Consumer Finance	2.0
Internet Software & Services	2.0
Other Investments, less than 2% each	18.3
Short-Term Investments	10.0

Total Investments	96.4
Other assets less liabilities	3.6

Net Assets	100.0%

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Natixis Oakmark International Fund

Shares	Description	Value (†)
Common Stocks — 94.9% of Net Assets
	Australia — 4.3%
4,703,768	AMP Ltd.	$23,513,416
1,077,490	Orica Ltd.	19,789,592

		43,303,008

	Canada — 0.6%
153,000	Thomson Reuters Corp.	5,570,545

	France — 15.1%
490,500	BNP Paribas S.A.	33,333,761
32,600	Christian Dior S.A.	6,490,614
366,658	Danone	27,264,106
124,100	Kering	27,223,950
98,500	LVMH Moet Hennessy Louis Vuitton S.A.	19,007,434
167,000	Pernod-Ricard S.A.	20,060,130
62,829	Publicis Groupe S.A.	5,325,163
142,400	Safran S.A.	9,322,175
52,900	Sanofi	5,622,714

		153,650,047

	Germany — 10.4%
214,200	Allianz SE, (Registered)	35,752,938
216,400	Bayerische Motoren Werke AG	27,402,659
273,200	Daimler AG, (Registered)	25,520,859
219,700	SAP AG	16,928,916

		105,605,372

	Ireland — 2.5%
1,534,031	Experian PLC	25,917,688

	Israel — 0.5%
71,900	Check Point Software Technologies Ltd.(b)	4,819,457

	Italy — 3.3%
8,202,100	Intesa Sanpaolo SpA	25,306,179
1,144,000	Prada SpA	8,092,766

		33,398,945

	Japan — 13.9%
799,300	Canon, Inc.	26,122,710
2,727,000	Daiwa Securities Group, Inc.	23,627,469
987,900	Honda Motor Co. Ltd.	34,472,519
81,600	Meitec Corp.	2,547,408
414,900	Olympus Corp.(b)	14,275,184
87,600	Omron Corp.	3,694,056
49,900	Secom Co. Ltd.	3,046,166
568,400	Toyota Motor Corp.	34,031,594

		141,817,106

	Korea — 2.1%
16,580	Samsung Electronics Co. Ltd.	21,652,628

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Natixis Oakmark International Fund – (continued)

Shares	Description	Value (†)
	Netherlands — 7.1%
42,554	Akzo Nobel NV	$3,190,666
2,781,300	CNH Industrial NV	28,538,640
209,200	Heineken Holding NV	13,747,592
216,746	Koninklijke Ahold NV	4,064,223
723,424	Koninklijke Philips NV	22,960,244

		72,501,365

	Sweden — 4.5%
359,900	Atlas Copco AB, Series B	9,604,079
420,000	Hennes & Mauritz AB, Series B	18,337,126
709,500	SKF AB, Series B	18,090,577

		46,031,782

	Switzerland — 15.4%
105,600	Adecco S.A., (Registered)	8,690,238
262,800	Cie Financiere Richemont S.A., (Registered)	27,538,607
1,734,358	Credit Suisse Group AG, (Registered)	49,324,207
125	Geberit AG, (Registered)	43,849
2,430	Givaudan S.A., (Registered)	4,048,201
214,000	Holcim Ltd., (Registered)	18,797,199
152,300	Kuehne & Nagel International AG, (Registered)	20,251,304
238,700	Nestle S.A., (Registered)	18,496,124
32,700	Novartis AG, (Registered)	2,961,258
42,600	Schindler Holding AG	6,470,748

		156,621,735

	United Kingdom — 15.2%
865,600	Diageo PLC	27,568,555
621,100	GlaxoSmithKline PLC	16,536,899
20,608,700	Lloyds Banking Group PLC(b)	26,195,142
30,400	Meggitt PLC	263,205
327,200	Schroders PLC	14,021,187
100	Schroders PLC, (Non Voting)	3,295
538,400	Smiths Group PLC	11,930,817
5,472,000	Tesco PLC	26,594,926
421,900	Willis Group Holdings PLC	18,268,270
60,496	Wolseley PLC	3,314,035
479,000	WPP PLC	10,438,307

		155,134,638

	Total Common Stocks (Identified Cost $929,095,508)	966,024,316

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Natixis Oakmark International Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 4.7%
$48,317,803	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2014 at 0.010% to be repurchased at $48,317,816 on 7/01/2014 collateralized by $49,660,000 U.S. Treasury Note, 1.250% due 11/30/2018 valued at $49,287,550 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $48,317,803)	$48,317,803

	Total Investments — 99.6% (Identified Cost $977,413,311)(a)	1,014,342,119
	Other assets less liabilities — 0.4%	3,801,162

	Net Assets — 100.0%	$1,018,143,281

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments that will be made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2014, the net unrealized appreciation on investments based on a cost of $977,413,311 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$51,995,517
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(15,066,709)

	Net unrealized appreciation	$36,928,808

(b)	Non-income producing security.

At June 30, 2014, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell	9/17/2014	Australian Dollar	15,146,000	$14,204,352	$(606,520)
Sell	3/18/2015	Swedish Krona	92,571,000	13,824,398	(36,312)
Sell	12/17/2014	Swiss Franc	45,300,000	51,162,623	876,435

Total					$233,603

1 Counterparty is State Street Bank and Trust Company.

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Natixis Oakmark International Fund – (continued)

Industry Summary at June 30, 2014 (Unaudited)

Automobiles	11.9%
Textiles, Apparel & Luxury Goods	8.7
Capital Markets	8.5
Banks	8.4
Insurance	7.6
Machinery	6.1
Beverages	6.0
Food Products	4.5
Professional Services	3.6
Industrial Conglomerates	3.5
Food & Staples Retailing	3.0
Chemicals	2.7
Technology Hardware, Storage & Peripherals	2.6
Pharmaceuticals	2.4
Software	2.2
Semiconductors & Semiconductor Equipment	2.1
Media	2.1
Marine	2.0
Other Investments, less than 2% each	7.0
Short-Term Investments	4.7

Total Investments	99.6
Other assets less liabilities (including forward foreign currency contracts)	0.4

Net Assets	100.0%

Currency Exposure Summary at June 30, 2014 (Unaudited)

Euro	35.1%
British Pound	15.9
Swiss Franc	15.4
Japanese Yen	13.9
United States Dollar	7.0
Swedish Krona	4.5
Australian Dollar	4.3
South Korean Won	2.1
Other, less than 2% each	1.4

Total Investments	99.6
Other assets less liabilities (including forward foreign currency contracts)	0.4

Net Assets	100.0%

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Vaughan Nelson Small Cap Value Fund

Shares	Description	Value (†)
Common Stocks — 97.9% of Net Assets
	Aerospace & Defense — 1.8%
53,675	Esterline Technologies Corp.(b)	$6,179,066

	Banks — 8.9%
142,150	Capital Bank Financial Corp., Class A(b)	3,356,161
430,680	FirstMerit Corp.	8,505,930
97,850	Prosperity Bancshares, Inc.	6,125,410
175,500	Union Bankshares Corp.	4,501,575
267,150	Webster Financial Corp.	8,425,911

		30,914,987

	Building Products — 1.0%
38,450	Lennox International, Inc.	3,443,967

	Capital Markets — 2.5%
120,475	LPL Financial Holdings, Inc.	5,992,426
147,950	TCP Capital Corp.	2,694,170

		8,686,596

	Chemicals — 1.0%
154,225	Taminco Corp.(b)	3,587,274

	Commercial Services & Supplies — 2.4%
260,925	KAR Auction Services, Inc.	8,315,680

	Communications Equipment — 2.1%
213,075	CommScope Holding Co., Inc.(b)	4,928,425
199,350	Ixia(b)	2,278,570

		7,206,995

	Consumer Finance — 2.9%
92,150	First Cash Financial Services, Inc.(b)	5,306,918
78,450	Portfolio Recovery Associates, Inc.(b)	4,670,129

		9,977,047

	Containers & Packaging — 5.2%
645,200	Graphic Packaging Holding Co.(b)	7,548,840
65,625	Packaging Corp. of America	4,691,531
118,125	Silgan Holdings, Inc.	6,003,113

		18,243,484

	Electrical Equipment — 0.9%
120,175	Thermon Group Holdings, Inc.(b)	3,163,006

	Electronic Equipment, Instruments & Components — 1.4%
53,375	Littelfuse, Inc.	4,961,206

	Energy Equipment & Services — 2.2%
213,550	Forum Energy Technologies, Inc.(b)	7,779,626

	Gas Utilities — 0.5%
32,750	Atmos Energy Corp.	1,748,850

	Health Care Equipment & Supplies — 6.6%
150,425	Alere, Inc.(b)	5,628,904
110,150	Haemonetics Corp.(b)	3,886,092

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)
	Health Care Equipment & Supplies — continued
120,325	Integra LifeSciences Holdings Corp.(b)	$5,662,494
98,250	Merit Medical Systems, Inc.(b)	1,483,575
61,625	Teleflex, Inc.	6,507,600

		23,168,665

	Health Care Providers & Services — 3.2%
113,550	Amsurg Corp.(b)	5,174,473
65,275	Community Health Systems, Inc.(b)	2,961,527
48,650	LifePoint Hospitals, Inc.(b)	3,021,165

		11,157,165

	Health Care Technology — 1.4%
212,850	MedAssets, Inc.(b)	4,861,494

	Hotels, Restaurants & Leisure — 1.4%
28,700	Bob Evans Farms, Inc.	1,436,435
57,025	Jack in the Box, Inc.	3,412,376

		4,848,811

	Household Durables — 0.7%
60,175	Ryland Group, Inc. (The)	2,373,302

	Insurance — 7.4%
142,050	American Equity Investment Life Holding Co.	3,494,430
112,775	Aspen Insurance Holdings Ltd.	5,122,241
289,275	CNO Financial Group, Inc.	5,149,095
152,512	HCC Insurance Holdings, Inc.	7,463,937
72,975	Platinum Underwriters Holdings Ltd.	4,732,429

		25,962,132

	Internet & Catalog Retail — 1.3%
77,925	HSN, Inc.	4,616,277

	IT Services — 5.5%
158,675	Broadridge Financial Solutions, Inc.	6,607,227
59,875	CACI International, Inc., Class A(b)	4,203,824
120,025	iGATE Corp.(b)	4,367,709
64,400	Jack Henry & Associates, Inc.	3,827,292

		19,006,052

	Machinery — 6.8%
69,675	Actuant Corp., Class A	2,408,665
118,350	Barnes Group, Inc.	4,561,209
170,100	Hillenbrand, Inc.	5,548,662
207,175	Rexnord Corp.(b)	5,831,976
26,625	Standex International Corp.	1,983,030
229,925	Wabash National Corp.(b)	3,276,431

		23,609,973

	Metals & Mining — 2.1%
106,600	Globe Specialty Metals, Inc.	2,215,148
69,375	Reliance Steel & Aluminum Co.	5,113,631

		7,328,779

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)
	Oil, Gas & Consumable Fuels — 3.8%
311,350	Kodiak Oil & Gas Corp.(b)	$4,530,143
153,914	Oasis Petroleum, Inc.(b)	8,602,253

		13,132,396

	Paper & Forest Products — 1.0%
54,875	Clearwater Paper Corp.(b)	3,386,885

	Professional Services — 2.4%
47,150	Dun & Bradstreet Corp. (The)	5,195,930
94,675	ICF International, Inc.(b)	3,347,708

		8,543,638

	REITs – Hotels — 1.3%
675,250	Hersha Hospitality Trust	4,530,928

	REITs – Office Property — 0.7%
58,450	Highwoods Properties, Inc.	2,451,978

	Road & Rail — 2.0%
58,450	Celadon Group, Inc.	1,246,154
110,650	Con-way, Inc.	5,577,867

		6,824,021

	Software — 7.0%
118,450	BroadSoft, Inc.(b)	3,125,896
66,025	CommVault Systems, Inc.(b)	3,246,449
65,400	Ellie Mae, Inc.(b)	2,035,902
56,475	Fair Isaac Corp.	3,600,846
125,250	SS&C Technologies Holdings, Inc.(b)	5,538,555
141,525	Verint Systems, Inc.(b)	6,941,801

		24,489,449

	Specialty Retail — 6.7%
144,672	Aaron’s, Inc.	5,156,110
77,175	Abercrombie & Fitch Co., Class A	3,337,819
126,500	GNC Holdings, Inc., Class A	4,313,650
53,600	Group 1 Automotive, Inc.	4,519,016
111,025	Men’s Wearhouse, Inc. (The)	6,195,195

		23,521,790

	Textiles, Apparel & Luxury Goods — 1.7%
88,900	Steven Madden Ltd.(b)	3,049,270
113,500	Wolverine World Wide, Inc.	2,957,810

		6,007,080

	Trading Companies & Distributors — 2.1%
30,725	DXP Enterprises, Inc.(b)	2,320,966
58,000	WESCO International, Inc.(b)	5,010,040

		7,331,006

	Total Common Stocks (Identified Cost $265,774,692)	341,359,605

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)
Closed-End Investment Companies — 0.8%
151,250	Ares Capital Corp. (Identified Cost $2,409,228)	$2,701,325

Principal Amount
Short-Term Investments — 1.1%
$3,807,211	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2014 at 0.010% to be repurchased at $3,807,212 on 7/01/2014 collateralized by $3,985,000 Federal National Mortgage Association, 1.630% due 1/10/2020 valued at $3,885,375 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $3,807,211)	3,807,211

	Total Investments — 99.8% (Identified Cost $271,991,131)(a)	347,868,141
	Other assets less liabilities — 0.2%	857,438

	Net Assets — 100.0%	$348,725,579

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments that will be made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2014, the net unrealized appreciation on investments based on a cost of $271,991,131 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$77,541,107
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,664,097)

	Net unrealized appreciation	$75,877,010

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Vaughan Nelson Small Cap Value Fund – (continued)

Industry Summary at June 30, 2014 (Unaudited)

Banks	8.9%
Insurance	7.4
Software	7.0
Machinery	6.8
Specialty Retail	6.7
Health Care Equipment & Supplies	6.6
IT Services	5.5
Containers & Packaging	5.2
Oil, Gas & Consumable Fuels	3.8
Health Care Providers & Services	3.2
Consumer Finance	2.9
Capital Markets	2.5
Professional Services	2.4
Commercial Services & Supplies	2.4
Energy Equipment & Services	2.2
Trading Companies & Distributors	2.1
Metals & Mining	2.1
Communications Equipment	2.1
Road & Rail	2.0
Other Investments, less than 2% each	16.9
Short-Term Investments	1.1

Total Investments	99.8
Other assets less liabilities	0.2

Net Assets	100.0%

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Vaughan Nelson Value Opportunity Fund

Shares	Description	Value (†)
Common Stocks — 95.4% of Net Assets
	Auto Components — 2.2%
145,075	Delphi Automotive PLC	$9,972,455
84,125	Tenneco, Inc.(b)	5,527,013

		15,499,468

	Banks — 7.1%
223,475	CIT Group, Inc.	10,226,216
423,700	Fifth Third Bancorp	9,045,995
916,125	Investors Bancorp, Inc.	10,123,181
293,100	PacWest Bancorp	12,653,127
842,600	Regions Financial Corp.	8,948,412

		50,996,931

	Capital Markets — 3.0%
213,775	LPL Financial Holdings, Inc.	10,633,169
330,825	SEI Investments Co.	10,841,135

		21,474,304

	Chemicals — 1.3%
134,425	FMC Corp.	9,569,716

	Commercial Services & Supplies — 0.9%
193,475	KAR Auction Services, Inc.	6,166,048

	Communications Equipment — 1.5%
462,375	CommScope Holding Co., Inc.(b)	10,694,734

	Construction & Engineering — 1.0%
205,050	Quanta Services, Inc.(b)	7,090,629

	Consumer Finance — 1.9%
231,150	Portfolio Recovery Associates, Inc.(b)	13,760,360

	Containers & Packaging — 4.7%
245,000	Crown Holdings, Inc.(b)	12,191,200
332,775	Owens-Illinois, Inc.(b)	11,527,326
137,325	Packaging Corp. of America	9,817,364

		33,535,890

	Diversified Financial Services — 1.5%
284,350	NASDAQ OMX Group, Inc. (The)	10,981,597

	Energy Equipment & Services — 3.1%
219,600	Atwood Oceanics, Inc.(b)	11,524,608
293,100	Superior Energy Services, Inc.	10,592,634

		22,117,242

	Health Care Equipment & Supplies — 1.6%
311,475	Alere, Inc.(b)	11,655,395

	Health Care Providers & Services — 3.8%
244,275	Community Health Systems, Inc.(b)	11,082,757
287,300	HCA Holdings, Inc.(b)	16,197,974

		27,280,731

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)
	Health Care Technology — 1.5%
472,075	MedAssets, Inc.(b)	$10,782,193

	Household Durables — 4.3%
82,200	Harman International Industries, Inc.	8,830,746
215,700	Jarden Corp.(b)	12,801,795
211,825	Lennar Corp., Class A	8,892,413

		30,524,954

	Household Products — 1.4%
113,150	Spectrum Brands Holdings, Inc.	9,734,295

	Insurance — 4.0%
355,000	First American Financial Corp.	9,865,450
124,775	Reinsurance Group of America, Inc., Class A	9,844,747
225,350	Validus Holdings Ltd.	8,617,384

		28,327,581

	Internet & Catalog Retail — 1.6%
189,600	HSN, Inc.	11,231,904

	Internet Software & Services — 1.4%
143,125	IAC/InterActiveCorp	9,908,544

	IT Services — 8.2%
169,250	CACI International, Inc., Class A(b)	11,883,042
189,600	Fiserv, Inc.(b)	11,436,672
158,650	Global Payments, Inc.	11,557,653
567,175	Sabre Corp.(b)	11,371,859
405,300	Total System Services, Inc.	12,730,473

		58,979,699

	Machinery — 4.6%
86,075	Flowserve Corp.	6,399,676
128,675	Pentair PLC	9,280,041
59,950	Snap-on, Inc.	7,105,274
98,650	WABCO Holdings, Inc.(b)	10,537,793

		33,322,784

	Media — 1.5%
171,175	AMC Networks, Inc., Class A(b)	10,525,551

	Metals & Mining — 4.9%
184,750	Carpenter Technology Corp.	11,685,438
447,875	Constellium NV, Class A(b)	14,358,872
124,775	Reliance Steel & Aluminum Co.	9,197,165

		35,241,475

	Oil, Gas & Consumable Fuels — 3.0%
178,950	Gulfport Energy Corp.(b)	11,238,060
134,425	Noble Energy, Inc.	10,412,560

		21,650,620

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)
	Pharmaceuticals — 2.1%
42,700	Mallinckrodt PLC(b)	$3,416,854
91,011	Valeant Pharmaceuticals International, Inc.(b)	11,478,307

		14,895,161

	Road & Rail — 3.2%
226,325	Con-way, Inc.	11,409,043
408,225	Hertz Global Holdings, Inc.(b)	11,442,547

		22,851,590

	Semiconductors & Semiconductor Equipment — 5.1%
171,175	Avago Technologies Ltd.	12,336,582
363,700	Micron Technology, Inc.(b)	11,983,915
259,225	Skyworks Solutions, Inc.	12,173,206

		36,493,703

	Software — 2.4%
132,500	Check Point Software Technologies Ltd.(b)	8,881,475
434,325	Nuance Communications, Inc.(b)	8,152,280

		17,033,755

	Specialty Retail — 4.9%
182,750	Cabela’s, Inc.(b)	11,403,600
302,125	GNC Holdings, Inc., Class A	10,302,463
118,950	Signet Jewelers Ltd.	13,154,680

		34,860,743

	Technology Hardware, Storage & Peripherals — 2.4%
498,175	NCR Corp.(b)	17,480,961

	Textiles, Apparel & Luxury Goods — 1.5%
92,825	PVH Corp.	10,823,395

	Trading Companies & Distributors — 3.8%
371,475	HD Supply Holdings, Inc.(b)	10,546,175
278,325	MRC Global, Inc.(b)	7,873,814
86,075	United Rentals, Inc.(b)	9,014,635

		27,434,624

	Total Common Stocks (Identified Cost $584,136,565)	682,926,577

Closed-End Investment Companies — 1.7%
681,025	Ares Capital Corp. (Identified Cost $11,520,009)	12,163,106

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Vaughan Nelson Value Opportunity Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 3.2%
$22,739,937	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2014 at 0.010% to be repurchased at $22,739,943 on 7/01/2014 collateralized by $23,080,000 U.S. Treasury Note, 1.625% due 4/30/2019 valued at $23,195,400 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $22,739,937)	$22,739,937

	Total Investments — 100.3% (Identified Cost $618,396,511)(a)	717,829,620
	Other assets less liabilities — (0.3)%	(2,390,575)

	Net Assets — 100.0%	$715,439,045

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments that will be made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2014, the net unrealized appreciation on investments based on a cost of $618,396,511 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$103,386,658
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,953,549)

	Net unrealized appreciation	$99,433,109

(b)	Non-income producing security.

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Vaughan Nelson Value Opportunity Fund – (continued)

Industry Summary at June 30, 2014 (Unaudited)

IT Services	8.2%
Banks	7.1
Semiconductors & Semiconductor Equipment	5.1
Metals & Mining	4.9
Specialty Retail	4.9
Containers & Packaging	4.7
Machinery	4.6
Household Durables	4.3
Insurance	4.0
Trading Companies & Distributors	3.8
Health Care Providers & Services	3.8
Road & Rail	3.2
Energy Equipment & Services	3.1
Oil, Gas & Consumable Fuels	3.0
Capital Markets	3.0
Technology Hardware, Storage & Peripherals	2.4
Software	2.4
Auto Components	2.2
Pharmaceuticals	2.1
Other Investments, less than 2% each	20.3
Short-Term Investments	3.2

Total Investments	100.3
Other assets less liabilities	(0.3)

Net Assets	100.0%

See accompanying notes to financial statements.

|  34

Statements of Assets and Liabilities

June 30, 2014 (Unaudited)

	CGM Advisor Targeted Equity Fund	Natixis Oakmark Fund*	Natixis Oakmark International Fund	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
ASSETS
Investments at cost	$480,922,624	$160,014,043	$929,095,508	$268,183,920	$595,656,574
Repurchase agreement(s) at cost	13,055,000	22,324,457	48,317,803	3,807,211	22,739,937
Net unrealized appreciation	72,558,476	32,834,646	36,928,808	75,877,010	99,433,109

Investments at value	566,536,100	215,173,146	1,014,342,119	347,868,141	717,829,620
Cash	1,246	11,846	—	194,173	—
Foreign currency at value (identified cost $0, $0, $54, $0 and $0, respectively)	—	—	54	—	—
Receivable for Fund shares sold	67,829	8,741,759	9,272,286	140,294	2,677,549
Receivable for securities sold	3,137,323	—	2,013,934	3,980,646	15,799,000
Dividends and interest receivable	80,000	127,813	2,828,273	253,407	268,755
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	876,435	—	—
Tax reclaims receivable	—	—	876,392	—	—

TOTAL ASSETS	569,822,498	224,054,564	1,030,209,493	352,436,661	736,574,924

LIABILITIES
Payable for securities purchased	958,545	—	10,030,497	2,741,540	20,296,259
Payable for Fund shares redeemed	316,139	132,894	559,886	432,799	215,319
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	642,832	—	—
Management fees payable (Note 6)	328,297	117,441	693,942	256,143	456,637
Deferred Trustees’ fees (Note 6)	814,425	445,830	32,546	198,514	59,245
Administrative fees payable (Note 6)	19,887	7,256	35,229	12,284	24,632
Payable to distributor (Note 6d)	2,403	1,073	14,337	3,786	12,462
Other accounts payable and accrued expenses	123,153	78,294	56,943	66,016	71,325

TOTAL LIABILITIES	2,562,849	782,788	12,066,212	3,711,082	21,135,879

NET ASSETS	$567,259,649	$223,271,776	$1,018,143,281	$348,725,579	$715,439,045

NET ASSETS CONSIST OF:
Paid-in capital	$445,608,589	$159,114,257	$958,035,258	$239,952,385	$579,057,131
Accumulated net investment (loss)/Undistributed net investment income	(1,658,460)	(77,898)	11,101,490	(447,726)	(664,478)
Accumulated net realized gain on investments and foreign currency transactions	50,751,044	31,400,771	11,818,283	33,343,910	37,613,283
Net unrealized appreciation on investments and foreign currency translations	72,558,476	32,834,646	37,188,250	75,877,010	99,433,109

NET ASSETS	$567,259,649	$223,271,776	$1,018,143,281	$348,725,579	$715,439,045

See accompanying notes to financial statements.

35  |

Statements of Assets and Liabilities (continued)

June 30, 2014 (Unaudited)

	CGM Advisor Targeted Equity Fund	Natixis Oakmark Fund*	Natixis Oakmark International Fund	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$485,323,630	$175,419,167	$661,741,967	$152,356,140	$113,484,061

Shares of beneficial interest	41,307,927	7,889,052	47,354,153	6,607,492	5,142,280

Net asset value and redemption price per share	$11.75	$22.24	$13.97	$23.06	$22.07

Offering price per share (100/94.25 of net asset value) (Note 1)	$12.47	$23.60	$14.82	$24.47	$23.42

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$1,492,225	$1,026,231	$—	$1,405,406	$—

Shares of beneficial interest	147,121	50,780	—	78,232	—

Net asset value and offering price per share	$10.14	$20.21	$—	$17.96	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$34,184,466	$25,831,683	$356,401,314	$30,905,620	$30,754,327

Shares of beneficial interest	3,396,000	1,284,472	25,986,806	1,721,924	1,438,029

Net asset value and offering price per share	$10.07	$20.11	$13.71	$17.95	$21.39

Class N shares:
Net assets	$—	$—	$—	$—	$9,021,161

Shares of beneficial interest	—	—	—	—	405,781

Net asset value, offering and redemption price per share	$—	$—	$—	$—	$22.23

Class Y shares:
Net assets	$46,259,328	$20,994,695	$—	$164,058,413	$562,179,496

Shares of beneficial interest	3,806,084	909,861	—	6,981,616	25,253,060

Net asset value, offering and redemption price per share	$12.15	$23.07	$—	$23.50	$22.26

*	Formerly Harris Associates Large Cap Value Fund.

See accompanying notes to financial statements.

|  36

Statements of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

	CGM Advisor Targeted Equity Fund	Natixis Oakmark Fund*	Natixis Oakmark International Fund
INVESTMENT INCOME
Dividends	$2,483,949	$1,547,091	$18,344,766
Interest	12	47	125
Less net foreign taxes withheld	(4,490)	(24,536)	(1,620,710)

	2,479,471	1,522,602	16,724,181

Expenses
Management fees (Note 6)	1,988,080	618,901	3,402,803
Service and distribution fees (Note 6)	774,890	253,254	2,114,648
Administrative fees (Note 6)	121,539	38,491	174,112
Trustees’ fees and expenses (Note 6)	18,142	12,838	13,340
Transfer agent fees and expenses (Note 6)	229,268	99,386	314,626
Audit and tax services fees	23,559	21,448	22,107
Custodian fees and expenses	14,130	11,562	162,506
Legal fees	2,992	827	3,748
Registration fees	30,855	52,554	73,993
Shareholder reporting expenses	22,438	11,677	24,764
Miscellaneous expenses	12,053	7,509	14,155

Total expenses	3,237,946	1,128,447	6,320,802

Net investment income (loss)	(758,475)	394,155	10,403,379

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	51,167,336	32,053,917	14,465,093
Foreign currency transactions	162	23	(1,171,785)
Net change in unrealized appreciation (depreciation) on:
Investments	(19,055,290)	(20,579,579)	(7,168,077)
Foreign currency translations	—	—	987,766

Net realized and unrealized gain on investments and foreign currency transactions	32,112,208	11,474,361	7,112,997

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,353,733	$11,868,516	$17,516,376

*	Formerly Harris Associates Large Cap Value Fund.

See accompanying notes to financial statements.

37  |

Statements of Operations (continued)

For the Six Months Ended June 30, 2014 (Unaudited)

	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
INVESTMENT INCOME
Dividends	$2,023,465	$2,539,650
Interest	18	48

	2,023,483	2,539,698

Expenses
Management fees (Note 6)	1,539,844	2,284,103
Service and distribution fees (Note 6)	346,389	247,340
Administrative fees (Note 6)	74,484	124,193
Trustees’ fees and expenses (Note 6)	11,842	12,197
Transfer agent fees and expenses (Note 6)	187,357	304,285
Audit and tax services fees	20,460	19,858
Custodian fees and expenses	15,446	18,291
Legal fees	1,830	2,706
Registration fees	31,168	106,022
Shareholder reporting expenses	16,906	17,223
Miscellaneous expenses	12,400	10,812

Total expenses	2,258,126	3,147,030
Fee/expense recovery (Note 6)	—	20

Net expenses	—	3,147,050

Net investment loss	(234,643)	(607,352)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	34,508,134	38,762,062
Net change in unrealized appreciation (depreciation) on:
Investments	(12,857,443)	9,369,838

Net realized and unrealized gain on investments	21,650,691	48,131,900

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,416,048	$47,524,548

See accompanying notes to financial statements.

|  38

Statements of Changes in Net Assets

	CGM Advisor Targeted Equity Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment loss	$(758,475)	$(1,138,950)
Net realized gain on investments and foreign currency transactions	51,167,498	98,423,883
Net change in unrealized appreciation (depreciation) on investments	(19,055,290)	46,132,544

Net increase in net assets resulting from operations	31,353,733	143,417,477

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	(4,304)
Class B	—	(97)
Class C	—	(360)
Class Y	—	(464)
Net realized capital gains
Class A	(14,477,715)	(64,422,015)
Class B	(61,939)	(319,115)
Class C	(1,228,632)	(5,418,797)
Class Y	(1,396,582)	(6,313,726)

Total distributions	(17,164,868)	(76,478,878)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 13)	(28,749,898)	(11,961,194)

Net increase (decrease) in net assets	(14,561,033)	54,977,405
NET ASSETS
Beginning of the period	581,820,682	526,843,277

End of the period	$567,259,649	$581,820,682

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(1,658,460)	$(899,985)

See accompanying notes to financial statements.

39  |

Statements of Changes in Net Assets (continued)

	Natixis Oakmark Fund*
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$394,155	$459,080
Net realized gain on investments and foreign currency transactions	32,053,940	16,250,184
Net change in unrealized appreciation (depreciation) on investments	(20,579,579)	32,080,893

Net increase in net assets resulting from operations	11,868,516	48,790,157

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	(432,563)
Class Y	—	(70,778)
Net realized capital gains
Class A	(3,498,484)	(4,641,585)
Class B	(32,778)	(53,345)
Class C	(330,730)	(294,950)
Class Y	(435,227)	(435,710)

Total distributions	(4,297,219)	(5,928,931)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 13)	46,298,099	(7,589,261)

Net increase in net assets	53,869,396	35,271,965
NET ASSETS
Beginning of the period	169,402,380	134,130,415

End of the period	$223,271,776	$169,402,380

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(77,898)	$(472,053)

*	Formerly Harris Associates Large Cap Value Fund.

See accompanying notes to financial statements.

|  40

Statements of Changes in Net Assets (continued)

	Natixis Oakmark International Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$10,403,379	$415,827
Net realized gain on investments and foreign currency transactions	13,293,308	11,401,208
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(6,180,311)	36,596,500

Net increase in net assets resulting from operations	17,516,376	48,413,535

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(91,934)	(1,179,127)
Class C	(54,100)	(154,136)
Net realized capital gains
Class A	(743,149)	(3,755,164)
Class C	(437,306)	(2,995,185)

Total distributions	(1,326,489)	(8,083,612)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 13)	450,125,094	441,801,535

Net increase in net assets	466,314,981	482,131,458
NET ASSETS
Beginning of the period	551,828,300	69,696,842

End of the period	$1,018,143,281	$551,828,300

UNDISTRIBUTED NET INVESTMENT INCOME	$11,101,490	$844,145

See accompanying notes to financial statements.

41  |

Statements of Changes in Net Assets (continued)

	Vaughan Nelson Small Cap Value Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income (loss)	$(234,643)	$1,290,060
Net realized gain on investments	34,508,134	58,527,986
Net change in unrealized appreciation (depreciation) on investments	(12,857,443)	50,817,080

Net increase in net assets resulting from operations	21,416,048	110,635,126

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	(368,339)
Class B	—	(812)
Class C	—	(8,031)
Class Y	—	(821,635)
Net realized capital gains
Class A	(4,587,599)	(23,147,106)
Class B	(68,029)	(433,209)
Class C	(1,199,019)	(5,802,683)
Class Y	(4,980,114)	(25,293,191)

Total distributions	(10,834,761)	(55,875,006)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 13)	(12,400,616)	(27,872,472)

Increase from class action settlements (Note 8)	201,690	—

Net increase (decrease) in net assets	(1,617,639)	26,887,648
NET ASSETS
Beginning of the period	350,343,218	323,455,570

End of the period	$348,725,579	$350,343,218

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(447,726)	$(213,083)

See accompanying notes to financial statements.

|  42

Statements of Changes in Net Assets (continued)

	Vaughan Nelson Value Opportunity Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income (loss)	$(607,352)	$141,131
Net realized gain on investments	38,762,062	26,959,140
Net change in unrealized appreciation (depreciation) on investments	9,369,838	76,536,470

Net increase in net assets resulting from operations	47,524,548	103,636,741

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class N	—	(1)
Class Y	—	(163,927)
Net realized capital gains
Class A	(934,042)	(3,567,518)
Class C	(248,968)	(1,069,705)
Class N	(78,221)	(60)
Class Y	(4,114,268)	(18,839,663)

Total distributions	(5,375,499)	(23,640,874)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 13)	223,746,754	174,487,517

Net increase in net assets	265,895,803	254,483,384
NET ASSETS
Beginning of the period	449,543,242	195,059,858

End of the period	$715,439,045	$449,543,242

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(664,478)	$(57,126)

See accompanying notes to financial statements.

43  |

This Page Intentionally Left Blank

|  44

Financial Highlights

For a share outstanding throughout the period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions (b)
CGM ADVISOR TARGETED EQUITY FUND
Class A
6/30/2014(f)	$11.46	$(0.01)		$0.65	$0.64	$—	$(0.35)	$(0.35)
12/31/2013	10.23	(0.02)		2.94	2.92	(0.00)	(1.69)	(1.69)
12/31/2012	9.36	0.08	(g)	1.36	1.44	(0.09)	(0.48)	(0.57)
12/31/2011	11.12	0.05		(1.76)	(1.71)	(0.05)	—	(0.05)
12/31/2010	9.54	0.05	(h)	1.58	1.63	(0.05)	—	(0.05)
12/31/2009	7.66	0.05		1.88	1.93	(0.05)	—	(0.05)
Class B
6/30/2014(f)	9.98	(0.05)		0.56	0.51	–	(0.35)	(0.35)
12/31/2013	9.15	(0.10)		2.62	2.52	(0.00)	(1.69)	(1.69)
12/31/2012	8.41	(0.00	)(g)	1.22	1.22	(0.00)	(0.48)	(0.48)
12/31/2011	10.01	(0.03)		(1.57)	(1.60)	—	—	—
12/31/2010	8.61	(0.02	)(h)	1.42	1.40	(0.00)	—	(0.00)
12/31/2009	6.92	(0.01)		1.70	1.69	—	—	—
Class C
6/30/2014(f)	9.91	(0.05)		0.56	0.51	—	(0.35)	(0.35)
12/31/2013	9.09	(0.10)		2.61	2.51	(0.00)	(1.69)	(1.69)
12/31/2012	8.37	(0.00	)(g)	1.20	1.20	(0.00)	(0.48)	(0.48)
12/31/2011	9.96	(0.03)		(1.56)	(1.59)	—	—	—
12/31/2010	8.57	(0.02	)(h)	1.41	1.39	(0.00)	—	(0.00)
12/31/2009	6.89	(0.01)		1.69	1.68	(0.00)	—	(0.00)
Class Y
6/30/2014(f)	11.83	0.00		0.67	0.67	—	(0.35)	(0.35)
12/31/2013	10.49	0.01		3.02	3.03	(0.00)	(1.69)	(1.69)
12/31/2012	9.59	0.11	(g)	1.39	1.50	(0.12)	(0.48)	(0.60)
12/31/2011	11.40	0.07		(1.80)	(1.73)	(0.08)	—	(0.08)
12/31/2010	9.78	0.07	(h)	1.63	1.70	(0.08)	—	(0.08)
12/31/2009	7.84	0.06		1.96	2.02	(0.08)	—	(0.08)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	For the six months ended June 30, 2014 (Unaudited).

See accompanying notes to financial statements.

45  |

				Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (c)(d)		Net assets, end of the period (000’s)	Net expenses (%) (e)	Gross expenses (%) (e)	Net investment income (loss) (%) (e)		Portfolio turnover rate (%)

$11.75	5.83		$485,324	1.13	1.13	(0.24)		124
11.46	29.01		493,102	1.17	1.17	(0.17)		205
10.23	15.44	(g)	438,288	1.18	1.18	0.78	(g)	192
9.36	(15.36)		503,330	1.13	1.13	0.45		236
11.12	17.14		753,518	1.16	1.16	0.52	(h)	146
9.54	25.19		693,386	1.19	1.19	0.69		170

10.14	5.39		1,492	1.88	1.88	(0.99)		124
9.98	28.06		2,205	1.91	1.91	(0.94)		205
9.15	14.54	(g)	3,447	1.93	1.93	(0.05	)(g)	192
8.41	(15.98)		5,296	1.88	1.88	(0.32)		236
10.01	16.26		9,934	1.91	1.91	(0.28	)(h)	146
8.61	24.42		12,401	1.94	1.94	(0.11)		170

10.07	5.43		34,184	1.88	1.88	(0.99)		124
9.91	28.13		36,417	1.91	1.91	(0.92)		205
9.09	14.45	(g)	35,225	1.93	1.93	(0.02	)(g)	192
8.37	(15.96)		47,416	1.88	1.88	(0.32)		236
9.96	16.22		81,291	1.91	1.91	(0.23	)(h)	146
8.57	24.42		75,098	1.95	1.95	(0.14)		170

12.15	5.91		46,259	0.88	0.88	0.01		124
11.83	29.34		50,096	0.91	0.91	0.08		205
10.49	15.69	(g)	49,884	0.93	0.93	1.02	(g)	192
9.59	(15.16)		57,003	0.87	0.87	0.62		236
11.40	17.39		137,631	0.91	0.91	0.69	(h)	146
9.78	25.75		265,441	0.94	0.94	0.64		170

(g)	Includes non-recurring dividends. Without these dividends, net investment income (loss) per share would have been $0.02, $(0.05), $(0.05) and $0.05 for Class A , Class B, Class C and Class Y shares, respectively, total returns would have been 14.81%, 13.83%, 13.86% and 14.96% for Class A , Class B, Class C and Class Y shares, respectively and the ratios of net investment income (loss) to average net assets would have been 0.21%, (0.56)%, (0.55)% and 0.47% for Class A , Class B, Class C and Class Y shares, respectively.
(h)	Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $0.02, $(0.05), $(0.05) and $0.05 for Class A, Class B, Class C and Class Y shares, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.23%, (0.53)%, (0.52)% and 0.48% for Class A, Class B, Class C and Class Y shares, respectively.

See accompanying notes to financial statements.

|  46

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions (b)
NATIXIS OAKMARK FUND*
Class A
6/30/2014(g)	$21.40	$0.05		$1.32	$1.37	$—	$(0.53)	$(0.53)
12/31/2013	16.09	0.06		6.03	6.09	(0.07)	(0.71)	(0.78)
12/31/2012	13.86	0.12		2.24	2.36	(0.13)	—	(0.13)
12/31/2011	14.17	0.08		(0.30)	(0.22)	(0.09)	—	(0.09)
12/31/2010	12.58	0.05		1.60	1.65	(0.06)	—	(0.06)
12/31/2009	8.77	0.05	(j)	3.81	3.86	(0.05)	—	(0.05)
Class B
6/30/2014(g)	19.57	(0.03)		1.20	1.17	—	(0.53)	(0.53)
12/31/2013	14.83	(0.07)		5.52	5.45	—	(0.71)	(0.71)
12/31/2012	12.76	(0.01)		2.08	2.07	—	—	—
12/31/2011	13.07	(0.03)		(0.28)	(0.31)	(0.00)	—	(0.00)
12/31/2010	11.65	(0.05)		1.48	1.43	(0.01)	—	(0.01)
12/31/2009	8.16	(0.02	)(j)	3.52	3.50	(0.01)	—	(0.01)
Class C
6/30/2014(g)	19.48	(0.03)		1.19	1.16	—	(0.53)	(0.53)
12/31/2013	14.75	(0.07)		5.51	5.44	—	(0.71)	(0.71)
12/31/2012	12.72	0.00		2.05	2.05	(0.02)	—	(0.02)
12/31/2011	13.02	(0.03)		(0.27)	(0.30)	(0.00)	—	(0.00)
12/31/2010	11.61	(0.05)		1.47	1.42	(0.01)	—	(0.01)
12/31/2009	8.13	(0.02	)(j)	3.51	3.49	(0.01)	—	(0.01)
Class Y
6/30/2014(g)	22.16	0.08		1.36	1.44	—	(0.53)	(0.53)
12/31/2013	16.63	0.11		6.24	6.35	(0.11)	(0.71)	(0.82)
12/31/2012	14.32	0.17		2.31	2.48	(0.17)	—	(0.17)
12/31/2011	14.65	0.12		(0.33)	(0.21)	(0.12)	—	(0.12)
12/31/2010	12.99	0.08		1.67	1.75	(0.09)	—	(0.09)
12/31/2009	9.05	0.08	(j)	3.93	4.01	(0.07)	—	(0.07)

*	Formerly Harris Associates Large Cap Value Fund
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.

See accompanying notes to financial statements.

47  |

				Ratios to Average Net Assets:
Increase from regulatory settlements (b)	Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$ —	$22.24	6.55	$175,419	1.24		1.24		0.49	68
—	21.40	37.82	145,270	1.30	(h)	1.30	(h)	0.33	29
—	16.09	17.03	113,870	1.30		1.33		0.77	25
—	13.86	(1.56)	107,978	1.30	(i)	1.30	(i)	0.57	36
—	14.17	13.08	118,938	1.30		1.39		0.36	32
0.00	12.58	44.03	113,309	1.30		1.50		0.53	131

—	20.21	6.13	1,026	1.98		1.98		(0.27)	68
—	19.57	36.75	1,532	2.05	(h)	2.05	(h)	(0.43)	29
—	14.83	16.22	2,145	2.05		2.08		(0.04)	25
—	12.76	(2.34)	3,341	2.05	(i)	2.05	(i)	(0.21)	36
—	13.07	12.31	5,614	2.05		2.13		(0.40)	32
0.00	11.65	42.88	7,864	2.05		2.25		(0.22)	131

—	20.11	6.11	25,832	2.00		2.00		(0.27)	68
—	19.48	36.88	8,425	2.05	(h)	2.05	(h)	(0.42)	29
—	14.75	16.13	6,016	2.05		2.08		0.02	25
—	12.72	(2.28)	5,667	2.05	(i)	2.05	(i)	(0.19)	36
—	13.02	12.26	7,399	2.05		2.14		(0.39)	32
0.00	11.61	42.91	7,208	2.05		2.25		(0.22)	131

—	23.07	6.64	20,995	0.99		0.99		0.70	68
—	22.16	38.21	14,176	1.05	(h)	1.05	(h)	0.54	29
—	16.63	17.33	12,100	1.05		1.09		1.04	25
—	14.32	(1.40)	7,567	1.05	(i)	1.05	(i)	0.80	36
—	14.65	13.47	9,586	1.05		1.14		0.61	32
0.00	12.99	44.39	7,450	1.05		1.12		0.77	131

(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended June 30, 2014 (Unaudited).
(h)	Includes fee/expense recovery of less than 0.01%.
(i)	Includes fee/expense recovery of 0.01%.
(j)	Includes a non-recurring dividend of $0.01 per share.

See accompanying notes to financial statements.

|  48

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains (b)	Total distributions (b)
NATIXIS OAKMARK INTERNATIONAL FUND
Class A
6/30/2014(g)	$13.74	$0.20		$0.05	$0.25	$(0.00)	$(0.02)	$(0.02)
12/31/2013	10.94	0.07		2.99	3.06	(0.08)	(0.18)	(0.26)
12/31/2012	8.68	0.14		2.35	2.49	(0.23)	—	(0.23)
12/31/2011	10.16	0.09	(i)	(1.57)	(1.48)	(0.00)	(0.00)	(0.00)
12/31/2010(j)	10.00	0.00		0.16	0.16	(0.00)	—	(0.00)
Class C
6/30/2014(g)	13.53	0.14		0.06	0.20	(0.00)	(0.02)	(0.02)
12/31/2013	10.82	(0.02)		2.94	2.92	(0.03)	(0.18)	(0.21)
12/31/2012	8.61	0.06		2.34	2.40	(0.19)	—	(0.19)
12/31/2011	10.15	0.02	(i)	(1.56)	(1.54)	(0.00)	(0.00)	(0.00)
12/31/2010(j)	10.00	(0.00)		0.15	0.15	(0.00)	—	(0.00)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

49  |

				Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (c)(d)		Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$13.97	1.83		$661,742	1.30		1.30		2.94		9
13.74	28.13		314,579	1.44	(h)	1.44	(h)	0.52		20
10.94	28.78		35,555	1.45		1.64		1.50		53
8.68	(14.55	)(i)	33,852	1.45		1.87		0.93	(i)	48
10.16	1.62		5,487	1.45		22.77		0.23		0	(k)

13.71	1.49		356,401	2.05		2.05		2.03		9
13.53	27.13		237,250	2.19	(h)	2.19	(h)	(0.14)		20
10.82	27.93		34,142	2.20		2.39		0.59		53
8.61	(15.17	)(i)	13,501	2.20		2.59		0.20	(i)	48
10.15	1.52		700	2.20		25.08		(0.08)		0	(k)

(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended June 30, 2014 (Unaudited).
(h)	Includes fee/expense recovery of 0.05%, 0.04% for Class A and C, respectively.
(i)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.08 and $0.01 for Class A and Class C shares, respectively, total return would have been (14.65)% and (15.27)% for Class A and Class C shares, respectively, the ratio of net investment income to average net assets would have been 0.81% and 0.08% for Class A and Class C shares, respectively.
(j)	From commencement of operations on December 15, 2010 through December 31, 2010.
(k)	Amount rounds to less than 1%.

See accompanying notes to financial statements.

|  50

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions
VAUGHAN NELSON SMALL CAP VALUE FUND
Class A
6/30/2014(g)	$22.34	$(0.02)		$1.42	$1.40	$—	$(0.69)	$(0.69)
12/31/2013	18.97	0.07	(h)	7.14	7.21	(0.06)	(3.78)	(3.84)
12/31/2012	17.74	0.13	(j)	2.50	2.63	(0.14)	(1.26)	(1.40)
12/31/2011	22.69	0.10		(0.83)	(0.73)	(0.09)	(4.13)	(4.22)
12/31/2010	22.31	(0.01)		5.27	5.26	—	(4.90)	(4.90)
12/31/2009	17.42	0.05	(k)	4.88	4.93	(0.04)	—	(0.04)
Class B
6/30/2014(g)	17.63	(0.09)		1.10	1.01	—	(0.69)	(0.69)
12/31/2013	15.65	(0.07	)(h)	5.84	5.77	(0.01)	(3.78)	(3.79)
12/31/2012	14.84	(0.02	)(j)	2.09	2.07	—	(1.26)	(1.26)
12/31/2011	19.73	(0.07)		(0.69)	(0.76)	(0.00)	(4.13)	(4.13)
12/31/2010	20.06	(0.17)		4.72	4.55	—	(4.90)	(4.90)
12/31/2009	15.76	(0.09	)(k)	4.39	4.30	—	—	—
Class C
6/30/2014(g)	17.61	(0.08)		1.10	1.02	—	(0.69)	(0.69)
12/31/2013	15.64	(0.07	)(h)	5.83	5.76	(0.01)	(3.78)	(3.79)
12/31/2012	14.85	(0.01	)(j)	2.08	2.07	(0.02)	(1.26)	(1.28)
12/31/2011	19.74	(0.06)		(0.70)	(0.76)	—	(4.13)	(4.13)
12/31/2010	20.07	(0.16)		4.71	4.55	—	(4.90)	(4.90)
12/31/2009	15.76	(0.08	)(k)	4.39	4.31	—	—	—
Class Y
6/30/2014(g)	22.73	0.01		1.44	1.45	—	(0.69)	(0.69)
12/31/2013	19.24	0.13	(h)	7.26	7.39	(0.12)	(3.78)	(3.90)
12/31/2012	17.99	0.18	(j)	2.53	2.71	(0.20)	(1.26)	(1.46)
12/31/2011	22.96	0.15		(0.84)	(0.69)	(0.15)	(4.13)	(4.28)
12/31/2010	22.47	0.06		5.31	5.37	—	(4.90)	(4.90)
12/31/2009	17.55	0.12	(k)	4.90	5.02	(0.10)	—	(0.10)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended June 30, 2014 (Unaudited).

See accompanying notes to financial statements.

51  |

					Ratios to Average Net Assets:
Increase from class action/ regulatory settlements	Net asset value, end of the period	Total return (%) (c)(d)		Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$0.01	$23.06	6.46		$152,356	1.37		1.37		(0.19)		30
—	22.34	39.01	(h)	152,792	1.39	(i)	1.39	(i)	0.33	(h)	58
—	18.97	14.93	(j)	160,400	1.39		1.39		0.67	(j)	73
—	17.74	(3.77)		228,445	1.36		1.36		0.44		88
0.02	22.69	23.67		267,192	1.41		1.41		(0.03)		80
—	22.31	28.30		322,961	1.45		1.49		0.27		102

0.01	17.96	5.96		1,405	2.11		2.11		(1.03)		30
—	17.63	38.03	(h)	2,239	2.14	(i)	2.14	(i)	(0.40	)(h)	58
—	15.65	14.12	(j)	3,106	2.14		2.14		(0.14	)(j)	73
—	14.84	(4.51)		4,657	2.11		2.11		(0.38)		88
0.02	19.73	22.78		7,996	2.16		2.16		(0.78)		80
—	20.06	27.28		10,630	2.20		2.24		(0.56)		102

0.01	17.95	6.03		30,906	2.12		2.12		(0.94)		30
—	17.61	37.99	(h)	31,476	2.14	(i)	2.14	(i)	(0.40	)(h)	58
—	15.64	14.08	(j)	26,980	2.14		2.14		(0.07	)(j)	73
—	14.85	(4.51)		30,284	2.11		2.11		(0.33)		88
0.02	19.74	22.78		38,855	2.16		2.16		(0.76)		80
—	20.07	27.35		39,238	2.20		2.24		(0.48)		102

0.01	23.50	6.57		164,058	1.12		1.12		0.07		30
—	22.73	39.43	(h)	163,836	1.14	(i)	1.14	(i)	0.59	(h)	58
—	19.24	15.18	(j)	132,970	1.14		1.14		0.95	(j)	73
—	17.99	(3.54)		130,115	1.10		1.10		0.65		88
0.02	22.96	24.00		217,305	1.16		1.16		0.24		80
—	22.47	28.61		232,903	1.18	(l)	1.18	(l)	0.60		102

(h)	Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $0.00, $(0.14), $(0.13) and $0.06 for Class A, Class B, Class C and Class Y shares, respectively, total return would have been 38.63%, 37.63%, 37.59% and 39.06% for Class A, Class B, Class C and Class Y shares, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.02%, (0.77)%, (0.73)% and 0.27% for Class A, Class B, Class C and Class Y shares, respectively.
(i)	Includes interest expense of less than 0.01%.
(j)	Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $0.04, $(0.09), $(0.08) and $0.10 for Class A , Class B, Class C and Class Y shares, respectively, total return would have been 14.42%, 13.64%, 13.52% and 14.73% for Class A, Class B, Class C and Class Y shares, respectively and the ratio of net investment income (loss) to average net assets would have been 0.22%, (0.56)%, (0.51)% and 0.50% for Class A, Class B, Class C and Class Y shares, respectively.
(k)	Includes a non-recurring dividend of $0.03 per share.
(l)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  52

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Distributions from paid-in capital
VAUGHAN NELSON VALUE OPPORTUNITY FUND
Class A
6/30/2014(g)	$20.63	$(0.04)		$1.68	$1.64	$—	$(0.20)	$—
12/31/2013	15.49	(0.03)		6.36	6.33	—	(1.19)	—
12/31/2012	13.83	0.15	(h)	2.05	2.20	(0.14)	(0.40)	—
12/31/2011	14.75	(0.01)		(0.39)	(0.40)	—	(0.52)	—
12/31/2010	12.46	0.08	(j)	2.36	2.44	(0.07)	(0.02)	(0.06)
12/31/2009	9.60	0.09		2.88	2.97	(0.04)	(0.07)	—
Class C
6/30/2014(g)	20.07	(0.12)		1.64	1.52	—	(0.20)	—
12/31/2013	15.21	(0.17)		6.22	6.05	—	(1.19)	—
12/31/2012	13.60	0.04	(h)	2.01	2.05	(0.04)	(0.40)	—
12/31/2011	14.63	(0.12)		(0.39)	(0.51)	—	(0.52)	—
12/31/2010	12.39	(0.03	)(j)	2.36	2.33	(0.04)	(0.02)	(0.03)
12/31/2009	9.59	(0.02)		2.89	2.87	(0.00)	(0.07)	—
Class N
6/30/2014(g)	20.76	(0.01)		1.68	1.67	—	(0.20)	—
12/31/2013(k)	17.53	(0.04)		4.35	4.31	(0.02)	(1.06)	—
Class Y
6/30/2014(g)	20.78	(0.01)		1.69	1.68	—	(0.20)	—
12/31/2013	15.57	0.02		6.39	6.41	(0.01)	(1.19)	—
12/31/2012	13.89	0.18	(h)	2.08	2.26	(0.18)	(0.40)	—
12/31/2011	14.80	0.03		(0.41)	(0.38)	(0.01)	(0.52)	—
12/31/2010	12.49	0.12	(j)	2.37	2.49	(0.09)	(0.02)	(0.07)
12/31/2009	9.60	0.10		2.90	3.00	(0.04)	(0.07)	—

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended June 30, 2014 (Unaudited).

See accompanying notes to financial statements.

53  |

					Ratios to Average Net Assets:
Total distributions	Net asset value, end of the period	Total return (%) (c)(d)		Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$(0.20)	$22.07	7.98		$113,484	1.27		1.27		(0.37)		33
(1.19)	20.63	41.22		67,716	1.27		1.27		(0.13)		39
(0.54)	15.49	15.93	(h)	28,381	1.31		1.31		0.97	(h)	65
(0.52)	13.83	(2.71)		21,308	1.40	(i)	1.40	(i)	(0.07)		75
(0.15)	14.75	19.64		11,268	1.40		1.69		0.62	(j)	143
(0.11)	12.46	30.98		3,645	1.40		5.24		0.79		45

(0.20)	21.39	7.60		30,754	2.02		2.02		(1.13)		33
(1.19)	20.07	40.13		21,005	2.02		2.02		(0.89)		39
(0.44)	15.21	15.10	(h)	3,090	2.06		2.06		0.24	(h)	65
(0.52)	13.60	(3.48)		1,822	2.15	(i)	2.15	(i)	(0.83)		75
(0.09)	14.63	18.85		824	2.15		2.46		(0.23	)(j)	143
(0.07)	12.39	30.01		370	2.15		8.54		(0.14)		45

(0.20)	22.23	8.07		9,021	0.92		0.92		(0.06)		33
(1.08)	20.76	24.70		1	1.03		2.07		(0.33)		39

(0.20)	22.26	8.11		562,179	1.02		1.02		(0.13)		33
(1.20)	20.78	41.52		360,820	1.02		1.02		0.12		39
(0.58)	15.57	16.28	(h)	163,589	1.06		1.06		1.22	(h)	65
(0.53)	13.89	(2.53)		109,419	1.15	(i)	1.15	(i)	0.23		75
(0.18)	14.80	19.96		40,715	1.15		1.43		0.92	(j)	143
(0.11)	12.49	31.37		8,626	1.15		7.22		0.90		45

(h)	Includes non-recurring dividends. Without these dividends, net investment income (loss) per share would have been $0.02, $(0.08) and $0.06 for Class A, Class C and Class Y shares, respectively, total returns would have been 15.06%, 14.21% and 15.41% for Class A, Class C and Class Y shares, respectively and the ratios of net investment income (loss) to average net assets would have been 0.16%, (0.57)% and 0.42% for Class A, Class C and Class Y shares, respectively.
(i)	Includes fee/expense recovery of 0.01%.
(j)	Includes non-recurring dividends. Without this dividend, net investment income (loss) per share would have been $0.01, $(0.09) and $0.04 for Class A, Class C and Class Y shares, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.07%, (0.74)% and 0.34% for Class A, Class C and Class Y shares, respectively.
(k)	From commencement of Class operations on May 1, 2013 through December 31, 2013.

See accompanying notes to financial statements.

|  54

Notes to Financial Statements

June 30, 2014 (Unaudited)

1.  Organization.  Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

CGM Advisor Targeted Equity Fund (the “Targeted Equity Fund”)

Natixis Oakmark International Fund

Vaughan Nelson Small Cap Value Fund (the “Small Cap Value Fund”)

Natixis Funds Trust II:

Natixis Oakmark Fund (formerly Harris Associates Large Cap Value Fund)

Vaughan Nelson Value Opportunity Fund (the “Value Opportunity Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A and Class C shares. Targeted Equity Fund, Small Cap Value Fund, Natixis Oakmark Fund and Value Opportunity Fund also offer Class Y shares. In addition, Value Opportunity Fund offers Class N shares. Effective October 12, 2007, Class B shares of Targeted Equity Fund, Natixis Oakmark Fund and Small Cap Value Fund are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Effective July 31, 2009, the Small Cap Value Fund was closed to new investors. The Fund continues to offer Class A, Class C and Class Y shares to existing investors. The Fund, in its sole discretion, may permit an investor in another Vaughan Nelson-managed fund or product that follows the same investment strategy as the Fund to transfer assets from that fund or product into the Fund.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered exclusively through intermediaries primarily intended for employer-sponsored retirement plans. Class Y shares are intended for institutional investors with a minimum

55  |

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and, for Value Opportunity Fund, transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to period-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and subadviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange or market where traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices

|  56

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Short-term obligations (purchased with an original or remaining maturity of sixty days or less) are valued at amortized cost (which approximates market value).

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

As of June 30, 2014, approximately 92% of the market value of Natixis Oakmark International Fund’s investments was fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these

57  |

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Certain Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a

|  58

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

e.  Federal and Foreign Income Taxes.  Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of June 30, 2014 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as net operating losses, distribution redesignations, return of capital and capital gain distributions received, foreign currency gains and losses, distributions in excess of current earnings, passive foreign

59  |

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

investment companies adjustment and deferred Trustees’ fees. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, return of capital distributions received and forward foreign currency contract mark to market. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended December 31, 2013 was as follows:

	2013 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Targeted Equity Fund	$37,213,633	$39,265,245	$76,478,878
Natixis Oakmark Fund	503,341	5,425,590	5,928,931
Natixis Oakmark International Fund	1,974,167	6,109,445	8,083,612
Small Cap Value Fund	14,068,610	41,806,396	55,875,006
Value Opportunity Fund	4,109,936	19,530,938	23,640,874

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

g.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of June 30, 2014, each Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

h.  Securities Lending.  Certain Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the

|  60

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the six months ended June 30, 2014, none of the Funds had loaned securities under this agreement.

i.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

61  |

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2014, at value:

Targeted Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$553,481,100	$—	$—	$553,481,100
Short-Term Investments	—	13,055,000	—	13,055,000

Total	$553,481,100	$13,055,000	$—	$566,536,100

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the six months ended June 30, 2014, there were no transfers among Levels 1, 2 and 3.

Natixis Oakmark Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$192,848,689	$—	$—	$192,848,689
Short-Term Investments	—	22,324,457	—	22,324,457

Total	$192,848,689	$22,324,457	$—	$215,173,146

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the six months ended June 30, 2014, there were no transfers among Levels 1, 2 and 3.

Natixis Oakmark International Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$43,303,008	$—	$43,303,008
France	—	153,650,047	—	153,650,047
Germany	—	105,605,372	—	105,605,372
Ireland	—	25,917,688	—	25,917,688
Italy	—	33,398,945	—	33,398,945
Japan	—	141,817,106	—	141,817,106
Korea	—	21,652,628	—	21,652,628
Netherlands	—	72,501,365	—	72,501,365
Sweden	—	46,031,782	—	46,031,782
Switzerland	—	156,621,735	—	156,621,735
United Kingdom	18,268,270	136,866,368	—	155,134,638
All Other Common Stocks(a)	10,390,002	—	—	10,390,002

Total Common Stocks	28,658,272	937,366,044	—	966,024,316

|  62

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Natixis Oakmark International Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments	$—	$48,317,803	$—	$48,317,803

Total Investments	28,658,272	985,683,847	—	1,014,342,119

Forward Foreign Currency Contracts (unrealized appreciation)	—	876,435	—	876,435

Total	$28,658,272	$986,560,282	$—	$1,015,218,554

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(642,832)	$—	$(642,832)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

A common stock valued at $14,810,131 was transferred from Level 1 to Level 2 during the period ended June 30, 2014. At December 31, 2013, this security was valued at the market price in the foreign market in accordance with the Fund’s valuation policies. At June 30, 2014, this security was fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the security.

All transfers are recognized as of the beginning of the reporting period.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$341,359,605	$—	$—	$341,359,605
Closed-End Investment Companies	2,701,325	—	—	2,701,325
Short-Term Investments	—	3,807,211	—	3,807,211

Total	$344,060,930	$3,807,211	$—	$347,868,141

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the six months ended June 30, 2014, there were no transfers among Levels 1, 2 and 3.

Value Opportunity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$682,926,577	$—	$—	$682,926,577
Closed-End Investment Companies	12,163,106	—	—	12,163,106
Short-Term Investments	—	22,739,937	—	22,739,937

Total	$695,089,683	$22,739,937	$—	$717,829,620

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

63  |

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

For the six months ended June 30, 2014, there were no transfers among Levels 1, 2 and 3.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that Natixis Oakmark International Fund used during the period include forward foreign currency contracts.

The Fund seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. These investments are intended to provide the Fund with risk and return characteristics similar to those of a diversified portfolio of hedge funds. The Fund uses quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds, and seeks to use a variety of derivative instruments to capture such exposures in the aggregate. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed income securities, securities indices, currencies, commodities and other instruments.

The following is a summary of derivative instruments for Natixis Oakmark International Fund as of June 30, 2014, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$876,435

Liabilities	Unrealized depreciation on forward foreign currency contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(642,832)

Transactions in derivative instruments for Natixis Oakmark International Fund during the six months ended June 30, 2014, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Foreign currency transactions[1]
Foreign exchange contracts	$(994,482)

Net Change in Unrealized Appreciation (Depreciation) on:	Foreign currency translations[1]
Foreign exchange contracts	$959,951

[1]

Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statements of Operations.

|  64

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract activity , as a percentage of net assets, for Natixis Oakmark International Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the six months ended June 30, 2014:

Natixis Oakmark International Fund	Forwards
Average Notional Amount Outstanding	7.46%
Highest Notional Amount Outstanding	8.06%
Lowest Notional Amount Outstanding	5.65%
Notional Amount Outstanding as of June 30, 2014	7.78%

Notional amounts outstanding at the end of the prior period for forward currency contracts are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

The Fund enters into over-the-counter derivatives, including forward foreign currency contracts, pursuant to an International Swaps and Derivatives Association, Inc. (“ISDA”) agreement between the Fund and its counterparty. ISDA agreements typically contain master netting provisions in the event of a default or other termination event. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and liabilities on the Statements of Assets and Liabilities.

As of June 30, 2014, gross amounts of derivative assets and liabilities not offset in the Statement of Assets & Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Natixis Oakmark International Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Amount
State Street Bank and Trust Company	$876,435	$(642,832)	$233,603

65  |

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Natixis Oakmark International Fund (continued)

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Amount
State Street Bank and Trust Company	$(642,832)	$642,832	$—

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures include, but are not limited to, minimum counterparty credit rating requirements and monitoring of counterparty credit default swap spreads. Based on balances reflected on the Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, each as of June 30, 2014:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Natixis Oakmark International Fund	$876,435	$233,603

5.  Purchases and Sales of Securities.  For the six months ended June 30, 2014, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Targeted Equity Fund	$692,441,840	$748,766,037
Natixis Oakmark Fund	134,703,880	114,540,115
Natixis Oakmark International Fund	518,405,363	66,026,364
Small Cap Value Fund	103,119,674	126,455,914
Value Opportunity Fund	389,693,648	183,781,188

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  NGAM Advisors, L.P. (“NGAM Advisors”), serves as investment adviser to each Fund except the Targeted Equity Fund. Capital Growth Management Limited Partnership (“CGM”) is the investment adviser to the Targeted Equity Fund. Under the terms of the management agreements, each Fund pays a management fee at

|  66

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Next $300 million	Next $500 million	Next $1 billion	Over $2 billion
Targeted Equity Fund	0.75%	0.70%	0.65%	0.65%	0.60%
Natixis Oakmark Fund	0.70%	0.65%	0.60%	0.60%	0.60%
Natixis Oakmark International Fund	0.85%	0.85%	0.85%	0.85%	0.85%
Small Cap Value Fund	0.90%	0.90%	0.90%	0.90%	0.90%
Value Opportunity Fund	0.80%	0.80%	0.80%	0.80%	0.80%

NGAM Advisors has entered into subadvisory agreements for each Fund as listed below.

Natixis Oakmark Fund	Harris Associates L.P. (“Harris”)
Natixis Oakmark International Fund	Harris
Small Cap Value Fund	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
Value Opportunity Fund	Vaughan Nelson

Under the terms of the subadvisory agreements, each Fund has agreed to pay its respective subadviser a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $200 Million	Over $200 Million
Natixis Oakmark Fund	Harris	0.52%	0.50%
Natixis Oakmark International Fund	Harris	0.60%	0.60%
Small Cap Value Fund	Vaughan Nelson	0.55%	0.55%
Value Opportunity Fund	Vaughan Nelson	0.50%	0.50%

Prior to February 28, 2014, Natixis Oakmark Fund paid a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $250 Million	Over $250 Million
Natixis Oakmark Fund	Harris	0.45%	0.40%

67  |

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Payments to NGAM Advisors are reduced by the amount of payments to the subadvisers, as calculated based on the table above.

NGAM Advisors has given binding undertakings to certain Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2015 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the six months ended June 30, 2014, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class N	Class Y
Natixis Oakmark Fund	1.30%	2.05%	2.05%	—	1.05%
Natixis Oakmark International Fund	1.45%	—	2.20%	—	—
Small Cap Value Fund	1.45%	2.20%	2.20%	—	1.20%
Value Opportunity Fund	1.40%	—	2.15%	1.10%	1.15%
NGAM Advisors shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the six months ended June 30, 2014, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Waivers of Management Fees [1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Targeted Equity Fund	$1,988,080	$—	$1,988,080	0.71%	0.71%
Natixis Oakmark Fund	618,901	—	618,901	0.70%	0.70%
Natixis Oakmark International Fund	3,402,803	—	3,402,803	0.85%	0.85%
Small Cap Value Fund	1,539,844	—	1,539,844	0.90%	0.90%
Value Opportunity Fund	2,284,103	—	2,284,103	0.80%	0.80%

[1]	Management fee waivers are subject to possible recovery until December 31, 2015.

|  68

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

For the six months ended June 30, 2014, expense reimbursements related to the prior fiscal year were recovered as follows:

Fund	Recovered Expenses
Value Opportunity Fund	$20

Certain officers and directors of NGAM Advisors and its affiliates are also officers or Trustees of the Funds. NGAM Advisors, CGM, Harris and Vaughan Nelson are subsidiaries of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B (if applicable) and Class C shares.

69  |

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

For the six months ended June 30, 2014, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C
Targeted Equity Fund	$593,640	$2,193	$43,119	$6,580	$129,358
Natixis Oakmark Fund	182,955	1,503	16,072	4,507	48,217
Natixis Oakmark International Fund	629,549	—	371,275	—	1,113,824
Small Cap Value Fund	185,677	2,113	38,065	6,338	114,196
Value Opportunity Fund	119,154	—	32,047	—	96,139

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the six months ended June 30, 2014, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Targeted Equity Fund	$121,539
Natixis Oakmark Fund	38,491
Natixis Oakmark International Fund	174,112
Small Cap Value Fund	74,484
Value Opportunity Fund	124,193

Effective July 1, 2014, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

|  70

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the six months ended June 30, 2014, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were the following:

Fund	Sub-Transfer Agent Fees
Targeted Equity Fund	$91,775
Natixis Oakmark Fund	30,904
Natixis Oakmark International Fund	300,592
Small Cap Value Fund	137,736
Value Opportunity Fund	295,868

As of June 30, 2014, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Targeted Equity Fund	$2,403
Natixis Oakmark Fund	1,073
Natixis Oakmark International Fund	14,337
Small Cap Value Fund	3,786
Value Opportunity Fund	12,462

Sub-transfer agent fees attributable to Class A, Class B, Class C, and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

71  |

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the six months ended June 30, 2014, were as follows:

Fund	Commissions
Targeted Equity Fund	$79,656
Natixis Oakmark Fund	194,501
Natixis Oakmark International Fund	880,156
Small Cap Value Fund	8,441
Value Opportunity Fund	111,426

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairperson (except for the Chairperson of the Governance Committee) receives an additional retainer fee at an annual rate of $17,500. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees on the Statements of Assets and Liabilities.

|  72

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

g.  Reimbursement of Transfer Agent Fees and Expenses.  Effective July 1, 2014, NGAM Advisors has given a binding contractual undertaking to the Value Opportunity Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking is effective through April 30, 2016.

7.  Class-Specific Transfer Agent Fees and Expenses.  For the six months ended June 30, 2014, Value Opportunity Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Class A	Class C	Class Y	Class N
Transfer Agent Fees and Expenses	$50,841	$13,833	$239,598	$13

Transfer agent fees and expenses attributable to Class A, Class C, and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

8.  Class Action Settlements.  During the six months ended June 30, 2014, Small Cap Value Fund received a payment of $201,690 as part of a class action settlement related to a security previously held by the Fund. The payment has been included in “Increase from Class Action Settlements” on the Statements of Changes in Net Assets.

9.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the six months ended June 30, 2014 none of the Funds had borrowings under these agreements.

10.  Brokerage Commission Recapture.  Certain Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the six months ended June 30, 2014, amounts rebated under these agreements were as follows:

Fund	Rebates
Targeted Equity Fund	$124,480

11.  Concentration of Risk.  The Natixis Oakmark International Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S.

73  |

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

12.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of June 30, 2014, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of >5% Non-Affiliated Account Shareholders	Percentage of Non-Affiliated Ownership
Small Cap Value Fund	2	14.36%
Value Opportunity Fund	2	19.86%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

|  74

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

13.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
Targeted Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	483,493	$5,510,582	1,458,995	$16,947,507
Issued in connection with the reinvestment of distributions	1,276,833	13,853,623	5,498,306	61,361,100
Redeemed	(3,484,489)	(39,600,356)	(6,773,819)	(79,452,307)

Net change	(1,724,163)	$(20,236,151)	183,482	$(1,143,700)

Class B
Issued from the sale of shares	3,345	$32,270	9,622	$104,266
Issued in connection with the reinvestment of distributions	6,484	60,819	31,669	307,820
Redeemed	(83,733)	(823,905)	(197,033)	(2,058,965)

Net change	(73,904)	$(730,816)	(155,742)	$(1,646,879)

Class C
Issued from the sale of shares	102,419	$985,285	346,867	$3,419,390
Issued in connection with the reinvestment of distributions	85,070	792,005	357,986	3,454,570
Redeemed	(468,073)	(4,528,466)	(902,542)	(9,267,379)

Net change	(280,584)	$(2,751,176)	(197,689)	$(2,393,419)

Class Y
Issued from the sale of shares	353,080	$4,084,526	1,018,288	$12,174,489
Issued in connection with the reinvestment of distributions	88,591	993,990	385,629	4,442,449
Redeemed	(871,310)	(10,110,271)	(1,924,481)	(23,394,134)

Net change	(429,639)	$(5,031,755)	(520,564)	$(6,777,196)

Increase (decrease) from capital share transactions	(2,508,290)	$(28,749,898)	(690,513)	$(11,961,194)

75  |

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

13.  Capital Shares (continued).

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
Natixis Oakmark Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,835,890	$39,711,523	594,097	$11,371,063
Issued in connection with the reinvestment of distributions	155,838	3,263,246	206,364	4,393,477
Redeemed	(890,216)	(18,999,268)	(1,091,588)	(20,603,657)

Net change	1,101,512	$23,975,501	(291,127)	$(4,839,117)

Class B
Issued from the sale of shares	717	$13,917	2,215	$39,142
Issued in connection with the reinvestment of distributions	1,705	32,498	2,720	52,955
Redeemed	(29,902)	(579,999)	(71,336)	(1,232,916)

Net change	(27,480)	$(533,584)	(66,401)	$(1,140,819)

Class C
Issued from the sale of shares	891,860	$17,468,220	77,627	$1,397,844
Issued in connection with the reinvestment of distributions	11,361	215,527	10,127	196,273
Redeemed	(51,276)	(989,836)	(63,084)	(1,112,010)

Net change	851,945	$16,693,911	24,670	$482,107

Class Y
Issued from the sale of shares	397,081	$8,820,735	423,721	$8,459,458
Issued in connection with the reinvestment of distributions	18,685	405,824	20,978	462,557
Redeemed	(145,524)	(3,064,288)	(532,575)	(11,013,447)

Net change	270,242	$6,162,271	(87,876)	$(2,091,432)

Increase (decrease) from capital share transactions	2,196,219	$46,298,099	(420,734)	$(7,589,261)

Natixis Oakmark International Fund
Class A
Issued from the sale of shares	27,193,357	$373,399,778	21,056,422	$277,082,046
Issued in connection with the reinvestment of distributions	54,896	757,009	319,731	4,302,790
Redeemed	(2,795,457)	(38,404,226)	(1,725,547)	(21,871,254)

Net change	24,452,796	$335,752,561	19,650,606	$259,513,582

Class C
Issued from the sale of shares	9,258,067	$125,197,647	14,898,386	$188,703,775
Issued in connection with the reinvestment of distributions	24,730	335,344	162,333	2,145,259
Redeemed	(828,606)	(11,160,458)	(684,178)	(8,561,081)

Net change	8,454,191	$114,372,533	14,376,541	$182,287,953

Increase (decrease) from capital share transactions	32,906,987	$450,125,094	34,027,147	$441,801,535

|  76

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

13.  Capital Shares (continued).

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
Small Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	238,150	$5,296,028	599,022	$13,053,903
Issued in connection with the reinvestment of distributions	179,070	3,894,771	912,982	19,850,490
Redeemed	(647,780)	(14,372,933)	(3,131,075)	(66,811,043)

Net change	(230,560)	$(5,182,134)	(1,619,071)	$(33,906,650)

Class B
Issued from the sale of shares	7,513	$131,328	11,456	$209,832
Issued in connection with the reinvestment of distributions	4,005	68,009	25,074	431,817
Redeemed	(60,316)	(1,049,378)	(108,007)	(1,942,239)

Net change	(48,798)	$(850,041)	(71,477)	$(1,300,590)

Class C
Issued from the sale of shares	34,024	$586,143	129,833	$2,289,227
Issued in connection with the reinvestment of distributions	53,749	911,590	252,715	4,356,398
Redeemed	(153,279)	(2,660,890)	(320,688)	(5,693,761)

Net change	(65,506)	$(1,163,157)	61,860	$951,864

Class Y
Issued from the sale of shares	466,000	$10,550,598	1,039,846	$23,037,927
Issued in connection with the reinvestment of distributions	148,931	3,298,833	785,493	17,359,014
Redeemed	(841,188)	(19,054,715)	(1,527,529)	(34,014,037)

Net change	(226,257)	$(5,205,284)	297,810	$6,382,904

Increase (decrease) from capital share transactions	(571,121)	$(12,400,616)	(1,330,878)	$(27,872,472)

77  |

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

13.  Capital Shares (continued).

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
Value Opportunity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	2,400,464	$49,739,845	1,783,255	$33,448,462
Issued in connection with the reinvestment of distributions	43,329	909,478	173,512	3,452,669
Redeemed	(584,095)	(12,328,546)	(506,160)	(9,482,644)

Net change	1,859,698	$38,320,777	1,450,607	$27,418,487

Class C
Issued from the sale of shares	425,593	$8,710,545	851,169	$15,880,914
Issued in connection with the reinvestment of distributions	9,978	203,253	45,963	896,367
Redeemed	(44,077)	(897,172)	(53,768)	(967,373)

Net change	391,494	$8,016,626	843,364	$15,809,908

Class N
Issued from the sale of shares	402,926	$8,881,339	57	$1,892
Issued in connection with the reinvestment of distributions	3,702	78,221	3	61
Redeemed	(907)	(20,078)	–	–

Net change	405,721	$8,939,482	60	$1,953

Class Y
Issued from the sale of shares	9,595,195	$204,854,456	9,218,173	$175,491,968
Issued in connection with the reinvestment of distributions	162,237	3,432,929	775,935	15,564,482
Redeemed	(1,866,154)	(39,817,516)	(3,139,077)	(59,799,281)

Net change	7,891,278	$168,469,869	6,855,031	$131,257,169

Increase (decrease) from capital share transactions	10,548,191	$223,746,754	9,149,062	$174,487,517

*	From commencement of Class operations on May 1, 2013 through December 31, 2013 for Class N shares.

|  78

SEMIANNUAL REPORT

June 30, 2014

McDonnell Intermediate Municipal Bond Fund

Natixis Diversified Income Fund

Natixis U.S. Equity Opportunities Fund

(formerly Natixis U.S. Multi-Cap Equity Fund)

Portfolio Review  page 1

Portfolio of Investments  page 13

Financial Statements  page 43

Notes to Financial Statements page 55

Barron’s/Lipper 2013 one-year ranking is based on 64 qualifying U.S. fund companies. Award recipient must have at least three funds in Lipper’s general U.S.-stock category (including at least one world and one mixed-asset/balanced), two taxable bond and one tax-exempt bond fund. Natixis was not ranked for the 5- and 10-year periods. Past performance is no guarantee of future results.

For more details visit ngam.natixis.com/TopFundFamily

MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND

Managers	Symbols
Dawn Mangerson	Class A MIMAX
James Grabovac, CFA®	Class C MIMCX
Lawrence Jones	Class Y MIMYX
Steve Wlodarski, CFA®
McDonnell Investment Management, LLC

Objective

Seeks a high level of federal tax-exempt current income, consistent with the preservation of capital.

Average Annual Total Returns — June 30, 20144

	6 Months	1 Year	Life of Fund

Class A (Inception 12/31/12)[1]
NAV	3.99%	4.60%	0.82%
With 3.50% Maximum Sales Charge	0.31	0.89	-1.56

Class C (Inception 12/31/12)[1]
NAV	3.49	3.82	0.02
With CDSC[2]	2.49	2.82	0.02

Class Y (Inception 12/31/12)[1]
NAV	4.13	4.87	1.15

Comparative Performance
Barclays 3-15 Year Blend Municipal Bond Index[3]	4.62	5.63	2.22

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	12/31/12 represents the date shares were first registered for public sale under the Securities Act of 1933. 11/16/12 represents commencement of operations for accounting and financial reporting purposes only.

2	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	Barclays 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

1  |

NATIXIS DIVERSIFIED INCOME FUND

Managers	Symbols
Dividend Equity Discipline	Class A IIDPX
Active Investment Advisors	Class C CIDPX
(a division of NGAM Advisors, L.P.)	Class Y YIDPX
Diversified REIT Discipline
AEW Capital Management, L.P.
Inflation Protected Securities Discipline
Multi-Sector Bond Discipline
Loomis, Sayles & Company, L.P.

Objective

Seeks current income with a secondary objective of capital appreciation.

|  2

NATIXIS DIVERSIFIED INCOME FUND

Average Annual Total Returns — June 30, 20145

	6 Months	1 Year	5 Years	Life of Class
Class A (Inception 11/17/05)				Class A/C	Class Y
NAV	9.66%	13.14%	15.21%	7.34%	—
With 4.50% Maximum Sales Charge	4.69	8.09	14.15	6.77	—

Class C (Inception 11/17/05)
NAV	9.30	12.24	14.36	6.53	—
With CDSC[2]	8.30	11.24	14.36	6.53	—

Class Y (Inception 12/3/12)[1]
NAV	9.48	13.01	15.20	—	10.82%

Comparative Performance
Barclays U.S. Aggregate Bond Index[3]	3.93	4.37	4.85	5.07	1.09
Blended Index[4]	8.77	10.59	13.09	6.83	8.61

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Prior to the inception of Class Y shares (12/3/2012), performance is that of Class A shares and reflects the higher net expenses of that share class.

2	Class C share performance assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

4

Blended Index is an unmanaged, blended index composed of the following weights: 40% Barclays U.S. Aggregate Bond Index, 25% MSCI US REIT Index, 20% Dow Jones U.S. Select Dividend™ Index, and 15% Barclays U.S. TIPS Index. The four indices composing the Blended Index measure, respectively, the performance of investment-grade fixed-income securities, equity REIT securities, dividend-yielding equity securities, and Treasury inflation-protected securities. The weightings of the indices that compose the Blended Index are rebalanced on a monthly basis to maintain the allocations as described above. These rebalancings will not necessarily correspond to the rebalancings of the fund’s investment portfolio, and the relative weightings of the asset classes in the fund will generally differ to some extent from the weightings in the Blended Index.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

3  |

NATIXIS U.S. EQUITY OPPORTUNITIES FUND

(formerly Natixis U.S. Multi-Cap Equity Fund)

Managers	Symbols
Large Cap Value Segment	Class A NEFSX
Harris Associates L.P.	Class B NESBX
All Cap Growth Segment	Class C NECCX
Loomis, Sayles & Company, L.P.	Class Y NESYX

Objective

Seeks long-term growth of capital.

Average Annual Total Returns — June 30, 20144

	6 Months	1 Year	5 Years	10 Years

Class A (Inception 7/7/94)
NAV	7.71%	28.71%	20.72%	9.51%
With 5.75% Maximum Sales Charge	1.51	21.29	19.31	8.86

Class B (Inception 7/7/94)
NAV	7.32	27.74	19.83	8.69
With CDSC[1]	2.32	22.74	19.63	8.69

Class C (Inception 7/7/94)
NAV	7.31	27.73	19.82	8.69
With CDSC[1]	6.31	26.73	19.82	8.69

Class Y (Inception 11/15/94)
NAV	7.85	29.04	21.02	9.85

Comparative Performance
S&P 500® Index[2]	7.14	24.61	18.83	7.78
Russell 1000® Index[3]	7.27	25.35	19.25	8.19

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  4

ADDITIONAL INFORMATION

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-months ended June 30, 2014 is available from the Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

5  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from January 1, 2014 through June 30, 2014. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND	BEGINNING ACCOUNT VALUE 1/1/2014	ENDING ACCOUNT VALUE 6/30/2014	EXPENSES PAID DURING PERIOD* 1/1/2014 – 6/30/2014
Class A
Actual	$1,000.00	$1,039.90	$4.05
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01
Class C
Actual	$1,000.00	$1,034.90	$7.82
Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	$7.75
Class Y
Actual	$1,000.00	$1,041.30	$2.78
Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	$2.76

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.80%, 1.55% and 0.55% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (181), divided by 365 (to reflect the half-year period).

|  6

NATIXIS DIVERSIFIED INCOME FUND	BEGINNING ACCOUNT VALUE 1/1/2014	ENDING ACCOUNT VALUE 6/30/2014	EXPENSES PAID DURING PERIOD* 1/1/2014 – 6/30/2014
Class A
Actual	$1,000.00	$1,096.60	$5.51
Hypothetical (5% return before expenses)	$1,000.00	$1,019.54	$5.31
Class C
Actual	$1,000.00	$1,093.00	$9.39
Hypothetical (5% return before expenses)	$1,000.00	$1,015.82	$9.05
Class Y
Actual	$1,000.00	$1,094.80	$4.26
Hypothetical (5% return before expenses)	$1,000.00	$1,020.73	$4.11

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.06%, 1.81% and 0.82% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), divided by 365 (to reflect the half-year period).

NATIXIS U.S. EQUITY OPPORTUNITIES FUND**	BEGINNING ACCOUNT VALUE 1/1/2014	ENDING ACCOUNT VALUE 6/30/2014	EXPENSES PAID DURING PERIOD* 1/1/2014 – 6/30/2014
Class A
Actual	$1,000.00	$1,077.10	$6.70
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.51
Class B
Actual	$1,000.00	$1,073.20	$10.54
Hypothetical (5% return before expenses)	$1,000.00	$1,014.63	$10.24
Class C
Actual	$1,000.00	$1,073.10	$10.54
Hypothetical (5% return before expenses)	$1,000.00	$1,014.63	$10.24
Class Y
Actual	$1,000.00	$1,078.50	$5.41
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.26

*	Expenses are equal to the Fund’s annualized expense ratio: 1.30%, 2.05%, 2.05% and 1.05% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), divided by 365 (to reflect the half-year period).

**	Formerly Natixis U.S. Multi-Cap Equity Fund.

7  |

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory and sub-advisory agreements (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment advisers and sub-advisers (collectively, the “Advisers”) believe to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups and categories of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory and sub-advisory fees, if any, and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Advisers, if any, and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Advisers and (v) information obtained through the completion by the Advisers of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) each Adviser’s financial results and/or financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Advisers’ respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category,

|  8

performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Advisers make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2014. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Advisers and their affiliates to the Funds and the resources dedicated to the Funds by the Advisers and their affiliates.

The Trustees considered not only the advisory services provided by the Advisers to the Funds, but also the monitoring and oversight services provided by NGAM Advisors, L.P. (“NGAM Advisors”) with respect to sub-advised Funds. They also considered the administrative services provided by NGAM Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis. With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement(s) relating to that Fund. In the case of the McDonnell Intermediate Municipal Bond Fund, the performance of which lagged that of a relevant peer group median and category median for all periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors

9  |

included the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Advisers that were reasonable and consistent with the Fund’s investment objective and policies; and (2) that the Fund had a limited operating history.

The Trustees also considered each Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Advisers to Trustee concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Advisers supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and sub-advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Advisers to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory and sub-advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Advisers to offer competitive compensation. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that the Funds had expense caps in place, and they considered the amounts waived or reimbursed, if any, by the Adviser under these caps. The Trustees noted that the Natixis U.S. Equity Opportunities Fund had an advisory fee rate that was above the median of a peer group of funds. The Trustees considered the factors that management believed justified the relatively higher advisory fee rate, including the complexity of managing a Fund with two investment disciplines, and noted that the Fund had an expense cap in place that had the effect of reducing the advisory fee.

The Trustees also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Advisers’ and their affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser

|  10

compensation or profitability were issues, the performance of the relevant Funds, the expense levels of the Funds and whether the Advisers had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Advisers and their affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that the Natixis Diversified Income Fund had breakpoints in its advisory fees and that each of the Funds was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Advisers and their affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Advisers and their affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated

11  |

with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2015.

|  12

Portfolio of Investments – as of June 30, 2014 (Unaudited)

McDonnell Intermediate Municipal Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 93.8% of Net Assets
Municipals — 93.8%
	Arizona — 1.3%
$300,000	Phoenix Civic Improvement, Corporate Excise Tax Revenue, Series A, 5.000%, 7/01/2024	$346,749

	California — 7.3%
250,000	Alameda Corridor Transportation Authority Revenue, Senior Lien, Refunding, Series A, 5.000%, 10/01/2024	294,512
380,000	Bay Area Water Supply & Conservation Agency Revenue, Series A, 5.000%, 10/01/2024	457,832
700,000	Garden Grove Unified School District, 2010 Election, GO, Series C, 5.000%, 8/01/2035	782,194
400,000	Tehachapi Valley Healthcare District, GO, 5.000%, 11/01/2025(b)	461,840

		1,996,378

	Colorado — 8.5%
260,000	Colorado Springs Utilities System Revenue, Series B-2, 5.000%, 11/15/2033(b)	294,234
400,000	Colorado State Health Facilities Authority Revenue, Craig Hospital Project, 5.000%, 12/01/2028(b)	442,152
400,000	Denver City & County School District No. 1, GO, Series B, (State Aid Withholding), 5.000%, 12/01/2026	470,776
500,000	Regional Transportation District Sales Tax Revenue, Fastracks Project, Refunding, Series A, 5.000%, 11/01/2028	608,565
450,000	University of Colorado Revenue, Refunding, Series B, 5.000%, 6/01/2019	528,728

		2,344,455

	Connecticut — 3.1%
375,000	Connecticut State Health & Educational Facility Authority Revenue, Yale-New Haven Hospital, Series N, 5.000%, 7/01/2024	444,454
375,000	State of Connecticut Special Tax Revenue, Second Lien, Transportation Infrastructure, Refunding, Series 1, 5.000%, 2/01/2016	402,536

		846,990

	Florida — 10.1%
500,000	Fernandina Beach Utility System Revenue, Refunding, Series A, 5.000%, 9/01/2027	560,410
250,000	Florida State Board of Education, GO, Capital Outlay 2011, Refunding, Series B, 5.000%, 6/01/2015	261,105
400,000	Florida State Board of Governors, University System Improvement Revenue, Refunding, Series A, 5.000%, 7/01/2018	462,328
500,000	JEA Water & Sewer System Revenue, Series A, 5.000%, 10/01/2016(c)	550,980
400,000	Orlando & Orange County Expressway Authority Revenue, Refunding, 5.000%, 7/01/2023	473,648
400,000	Sarasota County Utility System Revenue, 5.000%, 10/01/2023	482,804

		2,791,275

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of June 30, 2014 (Unaudited)

McDonnell Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Georgia — 3.2%
$500,000	Municipal Electric Authority of Georgia Revenue, Series B, 5.000%, 1/01/2021	$589,595
250,000	Savannah Hospital Authority Revenue, St. Joseph’s/Candler Health System Obligated Group, Series A, 5.500%, 7/01/2027	288,297

		877,892

	Hawaii — 1.6%
400,000	Honolulu City and County, GO, Series B, 5.000%, 8/01/2016	437,860

	Illinois — 5.2%
370,000	Illinois Finance Authority Revenue, Children’s Memorial Hospital, Series B, 5.500%, 8/15/2028(b)	406,460
500,000	Illinois Finance Authority Revenue, Loyola University Chicago, Series B, 5.000%, 7/01/2020	578,220
100,000	Illinois Finance Authority Revenue, Loyola University Chicago, Series B, 5.000%, 7/01/2021	116,649
320,000	Illinois State Toll Highway Authority Revenue, Senior Priority, Series A, (AGM insured), 5.000%, 1/01/2017	335,350

		1,436,679

	Kentucky — 1.2%
275,000	Louisville & Jefferson County, Metropolitan Government Revenue, Jewish Hospital St. Mary’s Healthcare, Prerefunded 02/01/2018@100, 6.125%, 2/01/2037	326,332

	Massachusetts — 0.6%
150,000	Massachusetts State Development Finance Agency Revenue, Massachusetts College of Pharmacy Allied Health Science, Series F, 4.000%, 7/01/2018	165,591

	Michigan — 2.1%
545,000	State of Michigan, GO, Prerefunded 11/01/2015@100, Series A, (NATL-RE insured), 5.000%, 11/01/2018	579,896

	Minnesota — 3.1%
250,000	Minneapolis-St. Paul Metropolitan Airports Commission Revenue, Refunding, 5.000%, 1/01/2017	276,865
300,000	Minnesota State Higher Education Facilities Authority Revenue, University of St. Thomas, Series 7-U, 5.000%, 4/01/2017	329,826
200,000	Northern Municipal Power Agency, Electric System Revenue, Series A, 5.000%, 1/01/2023	232,402

		839,093

	Missouri — 2.0%
500,000	Southeast Missouri State University Revenue, Series A, 5.000%, 4/01/2016	536,570

	Nebraska — 2.1%
500,000	Nebraska Public Power District, General Revenue, Refunding, Series A, 5.000%, 1/01/2028(c)	566,310

	New Jersey — 9.0%
400,000	New Jersey Economic Development Authority Revenue, School Facilities Construction, Prerefunded 03/01/2015@100, Series O, 5.125%, 3/01/2030	413,144
265,000	New Jersey Health Care Facilities Financing Authority Revenue, Refunding, Virtual Health, Inc., 5.000%, 7/01/2023	309,237

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of June 30, 2014 (Unaudited)

McDonnell Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	New Jersey — continued
$580,000	New Jersey State Transportation Trust Fund Authority Revenue, Prerefunded 06/15/2015@100, Series D, (AGM Insured), 5.000%, 6/15/2019	$606,581
500,000	New Jersey State Turnpike Authority Revenue, Series A, 5.000%, 1/01/2032	562,345
500,000	Rutgers The State University of New Jersey, Refunding, Series J, 5.000%, 5/01/2024	595,400

		2,486,707

	New York — 1.4%
350,000	New York State Dormitory Authority Revenue, Mental Health Services Facility Improvements, (State Appropriation), 5.000%, 2/15/2017	388,759

	Ohio — 8.0%
400,000	American Municipal Power Revenue, Hydroelectric Projects, Refunding, Series CA, (AGM insured), 5.000%, 2/15/2021	456,592
500,000	Columbus, GO, Various Purpose, Series A, 5.000%, 8/15/2023(b)	613,215
500,000	Hamilton County Hospital Facilities Revenue, UC Health Obligated Group, 5.000%, 2/01/2024	578,190
500,000	Ohio State Higher Educational Facility Commission Revenue, University of Dayton, 5.000%, 12/01/2030	552,305

		2,200,302

	Pennsylvania — 4.2%
335,000	Delaware County Authority Revenue, Villanova University, 5.000%, 8/01/2019	383,465
285,000	Delaware River Joint Toll Bridge Commission Revenue, Refunding, Series A, 4.000%, 7/01/2027	296,679
450,000	Philadelphia Airport Revenue, Refunding, Series D, AMT, 5.000%, 6/15/2016	487,044

		1,167,188

	Rhode Island — 2.2%
500,000	Rhode Island Clean Water Finance Agency, Pollution Control Agency Revolving Fund-Pooled Loan, Series A, 5.000%, 10/01/2024	605,805

	South Dakota — 1.8%
465,000	Sioux Falls Sales Tax Revenue, Series A-1, 4.750%, 11/15/2036	494,081

	Texas — 8.1%
250,000	Corpus Christi Utility System Revenue, Junior Lien Improvement, 5.000%, 7/15/2021	292,010
400,000	Garland, GO, Refunding, (AGM insured), 5.000%, 2/15/2016	429,484
500,000	Harris County Health Facilities Development Authority Revenue, Memorial Hermann Healthcare System, Prerefunded 12/01/2018@100, Series B, 7.125%, 12/01/2031	630,835
350,000	State of Texas Water Financial Assistance, GO, Series B, 5.000%, 8/01/2022	415,667
400,000	Tarrant County Cultural Education Facilities Finance Corp. Revenue, Methodist Hospitals of Dallas, 5.000%, 10/01/2024	474,084

		2,242,080

	Utah — 1.0%
250,000	Utah State Transit Authority Sales Tax Revenue, Refunding, 5.000%, 6/15/2024	287,608

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of June 30, 2014 (Unaudited)

McDonnell Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Washington — 6.7%
$500,000	Port of Seattle Revenue, AMT, 5.000%, 7/01/2029	$547,745
400,000	Port of Seattle Special Facility Revenue, Refunding, AMT, SEATAC Fuel Facility LLC, 5.000%, 6/01/2020	458,648
500,000	Snohomish County School District No. 15 Edmonds, GO, 5.000%, 12/01/2031	579,130
250,000	Spokane County, GO, Limited Tax, Refunding, 4.000%, 12/01/2014	253,985

		1,839,508

	Total Bonds and Notes (Identified Cost $25,465,164)	25,804,108

Short-Term Investments — 9.3%
2,559,007	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2014 at 0.010% to be repurchased at $2,559,008 on 7/01/2014 collateralized by $2,615,000 U.S. Treasury Note, 1.500% due 12/31/2018 valued at $2,615,000 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,559,007)	2,559,007

	Total Investments — 103.1% (Identified Cost $28,024,171)(a)	28,363,115
	Other assets less liabilities — (3.1)%	(853,138)

	Net Assets — 100.0%	$27,509,977

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments that will be made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2014, the net unrealized appreciation on investments based on a cost of $28,024,171 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$435,416
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(96,472)

	Net unrealized appreciation	$338,944

(b)	All of this security has been designated to cover the Fund’s obligations under delayed delivery securities.
(c)	Delayed delivery. See Note 2 of Notes to Financial Statements.

AGM	Assured Guaranty Municipal Corporation
AMT	Alternative Minimum Tax
GO	General Obligation
NATL-RE	National Public Finance Guarantee Corporation

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of June 30, 2014 (Unaudited)

McDonnell Intermediate Municipal Bond Fund – (continued)

Holdings Summary at June 30, 2014 (Unaudited)

Medical	17.3%
Higher Education	15.5
General	12.0
General Obligation	10.7
Water	9.7
Transportation	8.8
School District	6.6
Power	5.9
Utilities	3.1
Airport	2.7
Education	1.5
Short-Term Investments	9.3

Total Investments	103.1
Other assets less liabilities	(3.1)

Net Assets	100.0%

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Natixis Diversified Income Fund

Shares	Description	Value (†)
Common Stocks — 50.6% of Net Assets
	Aerospace & Defense — 1.9%
4,697	General Dynamics Corp.	$547,435
3,883	Honeywell International, Inc.	360,925
7,280	Lockheed Martin Corp.	1,170,114
4,277	Northrop Grumman Corp.	511,658

		2,590,132

	Automobiles — 0.2%
7,408	General Motors Co.	268,910

	Banks — 0.9%
5,888	Bank of Hawaii Corp.	345,567
4,985	BB&T Corp.	196,558
7,301	F.N.B. Corp.	93,599
5,530	First Niagara Financial Group, Inc.	48,332
5,413	FirstMerit Corp.	106,907
6,565	Trustmark Corp.	162,090
7,676	United Bankshares, Inc.	248,165
8,354	Valley National Bancorp	82,788

		1,284,006

	Beverages — 0.2%
5,271	Coca-Cola Co. (The)	223,280

	Biotechnology — 0.1%
13,765	PDL BioPharma, Inc.	133,245

	Capital Markets — 0.2%
7,324	Federated Investors, Inc., Class B	226,458

	Chemicals — 0.3%
5,415	Olin Corp.	145,772
4,582	RPM International, Inc.	211,597

		357,369

	Commercial Services & Supplies — 0.8%
3,856	Deluxe Corp.	225,885
6,418	Pitney Bowes, Inc.	177,265
10,313	R.R. Donnelley & Sons Co.	174,908
5,793	Republic Services, Inc.	219,960
6,289	Waste Management, Inc.	281,307

		1,079,325

	Containers & Packaging — 0.5%
4,532	Avery Dennison Corp.	232,265
5,380	MeadWestvaco Corp.	238,119
5,786	Sonoco Products Co.	254,179

		724,563

	Distributors — 0.3%
4,958	Genuine Parts Co.	435,312

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)
	Diversified Telecommunication Services — 0.6%
9,893	AT&T, Inc.	$349,817
13,232	CenturyLink, Inc.	478,998

		828,815

	Electric Utilities — 4.1%
8,217	American Electric Power Co., Inc.	458,262
5,998	Cleco Corp.	353,582
5,567	Edison International	323,499
10,264	Entergy Corp.	842,572
8,250	Exelon Corp.	300,960
12,881	FirstEnergy Corp.	447,228
6,351	IDACORP, Inc.	367,278
6,026	NextEra Energy, Inc.	617,545
6,693	Northeast Utilities	316,378
4,721	OGE Energy Corp.	184,497
8,130	Pinnacle West Capital Corp.	470,239
9,472	PPL Corp.	336,540
7,144	UNS Energy Corp.	431,569
7,623	Xcel Energy, Inc.	245,689

		5,695,838

	Electrical Equipment — 0.5%
4,417	Eaton Corp. PLC	340,904
4,833	Emerson Electric Co.	320,718

		661,622

	Energy Equipment & Services — 0.4%
9,756	Ensco PLC, Class A	542,141

	Food & Staples Retailing — 0.2%
5,928	Sysco Corp.	222,004

	Food Products — 0.4%
5,727	Campbell Soup Co.	262,354
5,647	General Mills, Inc.	296,693

		559,047

	Gas Utilities — 0.7%
7,832	AGL Resources, Inc.	430,995
7,185	New Jersey Resources Corp.	410,694
6,047	Questar Corp.	149,966

		991,655

	Hotels, Restaurants & Leisure — 1.0%
8,041	Darden Restaurants, Inc.	372,057
13,700	Hilton Worldwide Holdings, Inc.(b)	319,210
6,398	McDonald’s Corp.	644,535

		1,335,802

	Household Durables — 0.8%
7,019	Garmin Ltd.	427,457
7,793	Leggett & Platt, Inc.	267,144
4,949	Tupperware Brands Corp.	414,231

		1,108,832

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)
	Household Products — 0.8%
5,654	Clorox Co. (The)	$516,776
5,784	Kimberly-Clark Corp.	643,296

		1,160,072

	Industrial Conglomerates — 0.1%
5,403	General Electric Co.	141,991

	Insurance — 0.8%
5,726	Arthur J. Gallagher & Co.	266,832
6,144	Cincinnati Financial Corp.	295,158
9,693	Mercury General Corp.	455,959
8,225	Old Republic International Corp.	136,041

		1,153,990

	Leisure Products — 0.2%
5,962	Mattel, Inc.	232,339

	Media — 0.4%
5,774	Cinemark Holdings, Inc.	204,169
6,231	Meredith Corp.	301,331

		505,500

	Metals & Mining — 0.1%
4,621	Cliffs Natural Resources, Inc.	69,546
4,563	Commercial Metals Co.	78,986

		148,532

	Multi-Utilities — 4.1%
6,944	Alliant Energy Corp.	422,612
8,553	Avista Corp.	286,697
5,704	Black Hills Corp.	350,168
6,896	CenterPoint Energy, Inc.	176,124
7,325	CMS Energy Corp.	228,174
6,691	Dominion Resources, Inc.	478,540
7,467	DTE Energy Co.	581,455
9,676	Integrys Energy Group, Inc.	688,254
6,055	NiSource, Inc.	238,204
8,503	PG&E Corp.	408,314
8,427	Public Service Enterprise Group, Inc.	343,737
8,254	SCANA Corp.	444,148
5,458	Sempra Energy	571,507
9,868	TECO Energy, Inc.	182,361
7,034	Wisconsin Energy Corp.	330,035

		5,730,330

	Oil, Gas & Consumable Fuels — 1.7%
6,163	Chevron Corp.	804,580
7,512	ConocoPhillips	644,004
13,109	HollyFrontier Corp.	572,732
4,863	ONEOK, Inc.	331,073

		2,352,389

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)
	Pharmaceuticals — 0.9%
5,199	Bristol-Myers Squibb Co.	$252,204
7,381	Eli Lilly & Co.	458,877
6,553	Merck & Co., Inc.	379,091
5,908	Pfizer, Inc.	175,349

		1,265,521

	Real Estate — 0.1%
11,100	American Homes 4 Rent, Class A	197,136

	Real Estate Management & Development — 0.6%
6,800	Alexander & Baldwin, Inc.	281,860
28,300	Forest City Enterprises, Inc., Class A(b)	562,321

		844,181

	REITs – Apartments — 3.9%
11,300	American Campus Communities, Inc.	432,112
11,300	AvalonBay Communities, Inc.	1,606,747
10,000	Camden Property Trust	711,500
37,100	Equity Residential	2,337,300
1,920	Essex Property Trust, Inc.	355,027

		5,442,686

	REITs – Diversified — 2.3%
12,600	American Assets Trust, Inc.	435,330
8,100	Armada Hoffler Properties, Inc.	78,408
20,900	DuPont Fabros Technology, Inc.	563,464
10,100	EPR Properties	564,287
17,700	Liberty Property Trust	671,361
7,900	Vornado Realty Trust	843,167

		3,156,017

	REITs – Health Care — 2.8%
2,200	Aviv REIT, Inc.	61,974
34,500	HCP, Inc.	1,427,610
19,100	Health Care REIT, Inc.	1,196,997
19,000	Ventas, Inc.	1,217,900

		3,904,481

	REITs – Hotels — 1.5%
69,000	Host Hotels & Resorts, Inc.	1,518,690
19,300	RLJ Lodging Trust	557,577

		2,076,267

	REITs – Manufactured Homes — 0.4%
12,600	Equity Lifestyle Properties, Inc.	556,416

	REITs – Office Property — 3.9%
8,500	Alexandria Real Estate Equities, Inc.	659,940
8,000	American Realty Capital Properties, Inc.	100,240
27,000	BioMed Realty Trust, Inc.	589,410
15,400	Boston Properties, Inc.	1,819,972
14,000	Douglas Emmett, Inc.	395,080

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)
	REITs – Office Property — continued
22,800	Empire State Realty Trust, Inc., Class A	$376,200
1,446	First Potomac Realty Trust	18,971
14,200	Gramercy Property Trust, Inc.	85,910
19,500	Kilroy Realty Corp.	1,214,460
10,500	Piedmont Office Realty Trust, Inc., Class A	198,870

		5,459,053

	REITs – Regional Malls — 3.9%
11,900	Macerich Co. (The)	794,325
23,800	Simon Property Group, Inc.	3,957,464
8,400	Taubman Centers, Inc.	636,804

		5,388,593

	REITs – Shopping Centers — 2.4%
14,300	Acadia Realty Trust	401,687
37,200	DDR Corp.	655,836
8,200	Federal Realty Investment Trust	991,544
16,700	Ramco-Gershenson Properties Trust	277,554
10,700	Regency Centers Corp.	595,776
21,000	Retail Opportunity Investments Corp.	330,330
6,900	Washington Prime Group, Inc.(b)	129,306

		3,382,033

	REITs – Single Tenant — 0.3%
10,200	National Retail Properties, Inc.	379,338

	REITs – Storage — 2.0%
16,000	CubeSmart	293,120
15,600	Extra Space Storage, Inc.	830,700
10,000	Public Storage	1,713,500

		2,837,320

	REITs – Warehouse/Industrials — 1.3%
43,000	ProLogis, Inc.	1,766,870
6,300	Rexford Industrial Realty, Inc.	89,712

		1,856,582

	Semiconductors & Semiconductor Equipment — 0.1%
6,910	Intel Corp.	213,519

	Specialty Retail — 0.0%
5,589	Staples, Inc.	60,585

	Technology Hardware, Storage & Peripherals — 0.3%
6,471	Seagate Technology PLC	367,682

	Thrifts & Mortgage Finance — 0.2%
11,709	New York Community Bancorp, Inc.	187,110
8,410	People’s United Financial, Inc.	127,580

		314,690

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)
	Tobacco — 1.4%
9,587	Altria Group, Inc.	$402,079
8,183	Lorillard, Inc.	498,917
8,233	Philip Morris International, Inc.	694,124
7,508	Universal Corp.	415,568

		2,010,688

	Trading Companies & Distributors — 0.0%
176	United Rentals, Inc.(b)	18,432

	Total Common Stocks (Identified Cost $59,469,692)	70,424,719

Principal Amount (‡)
Bonds and Notes — 44.7%
Non-Convertible Bonds — 42.0%
	ABS Car Loan — 0.8%
$35,000	First Investors Auto Owner Trust, Series 2014-1A, Class D, 3.280%, 4/15/2021, 144A	35,279
73,755	Ford Credit Auto Owner Trust, Series 2011-B, Class A4, 1.350%, 12/15/2016	74,091
160,000	Ford Credit Auto Owner Trust, Series 2013-B, Class A3, 0.570%, 10/15/2017	160,213
310,000	Honda Auto Receivables Owner Trust, Series 2013-2, Class A3, 0.530%, 2/16/2017	310,367
51,279	Nissan Auto Receivables Owner Trust, Series 2011-A, Class A4, 1.940%, 9/15/2017	51,706
48,000	Nissan Auto Receivables Owner Trust, Series 2013-A, Class A3, 0.500%, 5/15/2017	48,038
325,000	Nissan Auto Receivables Owner Trust, Series 2013-C, Class A3, 0.670%, 8/15/2018	324,679
30,000	SNAAC Auto Receivables Trust, Series 2014-1A, Class D, 2.880%, 1/15/2020, 144A	30,134
94,000	World Omni Auto Receivables Trust, Series 2013-A, Class A3, 0.640%, 4/16/2018	94,134

		1,128,641

	ABS Credit Card — 0.6%
300,000	American Express Credit Account Secured Note Trust, Series 2012-4, Class A, 0.392%, 5/15/2020(c)	299,403
100,000	Chase Issuance Trust, Series 2012-A5, Class A5, 0.590%, 8/15/2017	100,149
100,000	Chase Issuance Trust, Series 2012-A8, Class A8, 0.540%, 10/16/2017	100,081
298,000	Citibank Credit Card Issuance Trust, Series 2013-A2, Class A2, 0.434%, 5/26/2020(c)	298,091

		797,724

	ABS Home Equity — 2.1%
53,821	Alternative Loan Trust, Series 2003-20CB, Class 2A1, 5.750%, 10/25/2033	56,513
57,720	Banc of America Alternative Loan Trust, Series 2003-10, Class 1A1, 5.500%, 12/25/2033	59,404
94,670	Banc of America Alternative Loan Trust, Series 2003-10, Class 3A1, 5.500%, 12/25/2033	97,148

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$135,711	Banc of America Funding Trust, Series 2004-B, Class 4A2, 2.578%, 11/20/2034(c)	$129,727
33,671	Banc of America Funding Trust, Series 2005-4, Class 1A3, 5.500%, 8/25/2035	34,646
73,589	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	75,516
56,278	Banc of America Mortgage Securities, Inc., Series 2004-8, Class 1A19, 5.500%, 10/25/2034	56,724
96,852	Banc of America Mortgage Securities, Inc., Series 2004-A, Class 2A2, 2.680%, 2/25/2034(c)	97,080
33,280	Banc of America Mortgage Securities, Inc., Series 2005-A, Class 2A1, 2.753%, 2/25/2035(c)	33,454
12,829	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 2A, 2.443%, 7/25/2034(c)	12,604
4,171	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 11A1, 2.710%, 1/25/2035(c)	4,137
63,820	Chase Mortgage Finance Trust, Series 2007-A1, Class 3A1, 2.590%, 2/25/2037(c)	63,403
110,233	Countrywide Alternative Loan Trust, Series 2003-4CB, Class 1A1, 5.750%, 4/25/2033	112,383
177,924	Countrywide Alternative Loan Trust, Series 2004-27CB, Class A1, 6.000%, 12/25/2034	175,565
47,508	Countrywide Alternative Loan Trust, Series 2004-J3, Class 1A1, 5.500%, 4/25/2034	49,610
25,000	Countrywide Asset-Backed Certificates, Series 2004-13, Class AF5B, 5.103%, 5/25/2035	24,515
57,421	Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-57, Class A11, 5.500%, 1/25/2034	59,947
25,621	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB4, Class 2A1, 2.450%, 9/20/2034(c)	25,334
38,499	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 4A1, 0.422%, 4/25/2035(c)	31,278
14,493	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-1, Class 3A4, 5.250%, 5/25/2028	14,711
13,081	GMAC Mortgage Corp. Loan Trust, Series 2003-J7, Class A7, 5.000%, 11/25/2033	13,503
71,087	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 3.012%, 7/19/2035(c)	66,607
69,207	GSR Mortgage Loan Trust, Series 2004-14, Class 3A1, 2.829%, 12/25/2034(c)	62,543
97,481	GSR Mortgage Loan Trust, Series 2004-14, Class 5A1, 2.778%, 12/25/2034(c)	97,697
200,000	GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, 2.676%, 9/25/2035(c)	199,826
117,940	HarborView Mortgage Loan Trust, Series 2004-3, Class 1A, 2.587%, 5/19/2034(c)	117,975
11,290	IndyMac Index Mortgage Loan Trust, Series 2005-16IP, Class A1, 0.792%, 7/25/2045(c)	10,418
45,233	JPMorgan Mortgage Trust, Series 2007-A1, Class 5A1, 2.663%, 7/25/2035(c)	45,298
48,715	MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.312%, 1/25/2047(c)	35,191
48,806	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1, 5.250%, 11/25/2033	50,607
49,513	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1, 6.000%, 6/25/2034	52,264
73,446	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035	74,670

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$53,086	New York Mortgage Trust, Series 2006-1, Class 2A2, 2.696%, 5/25/2036(c)	$48,319
72,128	Residential Accredit Loans, Inc., Series 2003-QS17, Class CB5, 5.500%, 9/25/2033	75,358
40,907	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 6A, 2.635%, 9/25/2034(c)	40,787
128,610	Structured Asset Securities Corp. Mortgage Pass Through Certificates, Series 2004-20, Class 8A7, 5.750%, 11/25/2034	135,480
28,747	Structured Asset Securities Corp. Mortgage Pass Through Certificates, Series 2004-21XS, Class 1A5, 5.000%, 12/25/2034	29,243
34,523	WaMu Mortgage Pass Through Certificates, Series 2004-AR1, Class A, 2.407%, 3/25/2034(c)	34,714
110,242	WaMu Mortgage Pass Through Certificates, Series 2004-AR14, Class A1, 2.397%, 1/25/2035(c)	110,734
79,609	WaMu Mortgage Pass Through Certificates, Series 2004-CB2, Class 2A, 5.500%, 7/25/2034	83,956
22,631	WaMu Mortgage Pass Through Certificates, Series 2007-OA3, Class 2A1A, 0.883%, 4/25/2047(c)	20,532
53,449	Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1, 2.619%, 12/25/2033(c)	53,888
38,166	Wells Fargo Mortgage Backed Securities Trust, Series 2003-N, Class 1A2, 2.483%, 12/25/2033(c)	38,281
86,264	Wells Fargo Mortgage Backed Securities Trust, Series 2004-A, Class A1, 2.636%, 2/25/2034(c)	87,857
49,003	Wells Fargo Mortgage Backed Securities Trust, Series 2005-12, Class 1A2, 5.500%, 11/25/2035	50,509
42,918	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A4, 2.614%, 6/25/2035(c)	43,448

		2,893,404

	ABS Other — 0.5%
120,000	OneMain Financial Issuance Trust, Series 2014-1A, Class A, 2.430%, 6/18/2024, 144A	119,998
280,000	Springleaf Funding Trust, Series 2013-BA, Class A, 3.920%, 1/16/2023, 144A	288,305
170,000	Springleaf Funding Trust, Series 2014-AA, Class A, 2.410%, 12/15/2022, 144A	170,300
100,000	Springleaf Funding Trust, Series 2014-AA, Class B, 3.450%, 12/15/2022, 144A	100,149

		678,752

	Aerospace & Defense — 0.4%
200,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	192,500
300,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	318,750

		511,250

	Airlines — 1.5%
48,808	Air Canada Pass Through Trust, Series 2013-1, Class A, 4.125%, 11/15/2026, 144A	49,418
200,000	American Airlines Pass Through Trust, Series 2013-2, Class C, 6.000%, 1/15/2017, 144A	208,508
179,212	British Airways Pass Through Trust, Series 2013-1, Class B, 5.625%, 12/20/2021, 144A	188,773

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Airlines — continued
$19,022	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	$19,878
80,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	85,600
35,766	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	41,152
12,641	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	14,158
730,300	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024(d)	806,981
195,000	United Airlines Pass Through Trust, Series 2014-1, Class A, 4.000%, 10/11/2027	200,517
120,523	US Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	135,890
106,562	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	121,747
143,107	US Airways Pass Through Trust, Series 2012-1C, Class C, 9.125%, 10/01/2015	152,051

		2,024,673

	Automotive — 0.0%
40,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	42,300
25,000	Lear Corp., 5.375%, 3/15/2024	25,687

		67,987

	Banking — 3.0%
64,000	Ally Financial, Inc., 8.000%, 11/01/2031	81,760
600,000	Banco Santander Brasil S.A., 8.000%, 3/18/2016, 144A, (BRL)	259,335
500,000	Bank of Montreal, 1.950%, 1/30/2018	512,864
500,000	Bank of Nova Scotia, 1.950%, 1/30/2017	512,877
355,000	Citigroup, Inc., 5.500%, 9/13/2025	395,991
105,000	Citigroup, Inc., 5.875%, 2/22/2033	117,551
25,000	Citigroup, Inc., 6.000%, 10/31/2033	28,443
20,000	Citigroup, Inc., 6.125%, 8/25/2036	22,904
250,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.625%, 12/01/2023	264,236
100,000	HBOS PLC, 6.000%, 11/01/2033, 144A	111,280
200,000	ING Bank NV, 5.800%, 9/25/2023, 144A	225,300
400,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	461,455
100,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	115,492
65,000	Morgan Stanley, 5.000%, 11/24/2025	69,327
175,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	183,096
100,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	100,369
720,000	Morgan Stanley, MTN, 4.100%, 5/22/2023(d)	730,377
40,000	Royal Bank of Scotland Group PLC, 5.500%, (EUR)(e)	53,485

		4,246,142

	Brokerage — 0.5%
140,000	Jefferies Group LLC, 5.125%, 1/20/2023	150,089
45,000	Jefferies Group LLC, 6.250%, 1/15/2036	47,091
20,000	Jefferies Group LLC, 6.450%, 6/08/2027	22,694
295,000	Jefferies Group LLC, 6.500%, 1/20/2043	325,408
95,000	Jefferies Group LLC, 6.875%, 4/15/2021	111,068

		656,350

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Building Materials — 0.4%
$25,000	HD Supply, Inc., 7.500%, 7/15/2020	$27,312
170,000	Masco Corp., 5.850%, 3/15/2017	187,425
40,000	Masco Corp., 6.500%, 8/15/2032	42,300
15,000	Masco Corp., 7.750%, 8/01/2029	17,670
200,000	Odebrecht Finance Ltd., 4.375%, 4/25/2025, 144A	197,500
300,000	Odebrecht Finance Ltd., 8.250%, 4/25/2018, 144A, (BRL)	122,200

		594,407

	Chemicals — 0.1%
200,000	Hercules, Inc., 6.500%, 6/30/2029	181,000
25,000	Methanex Corp., 5.250%, 3/01/2022	27,640

		208,640

	Collateralized Mortgage Obligations — 0.0%
22,728	MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 3A1, 2.615%, 1/25/2036(c)	22,494

	Consumer Products — 0.1%
160,000	Avon Products, Inc., 5.000%, 3/15/2023	161,947

	Diversified Manufacturing — 0.2%
200,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	211,250

	Electric — 0.8%
500,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	528,800
115,000,000	Emgesa S.A. E.S.P., 8.750%, 1/25/2021, 144A, (COP)	66,450
88,000,000	Empresas Publicas de Medellin E.S.P., 8.375%, 2/01/2021, 144A, (COP)	49,648
100,000	Enel Finance International NV, 5.125%, 10/07/2019, 144A	112,587
300,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	341,813

		1,099,298

	Entertainment — 0.0%
35,000	Royal Caribbean Cruises Ltd., 7.500%, 10/15/2027	39,900

	Finance Companies — 2.2%
165,000	Aviation Capital Group Corp., 4.625%, 1/31/2018, 144A	174,031
110,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	123,742
25,000	CIT Group, Inc., 5.000%, 8/15/2022	25,875
85,000	CIT Group, Inc., 5.000%, 8/01/2023	87,019
400,000	General Electric Capital Corp., Series A, (fixed rate to 6/15/2022, variable rate thereafter), 7.125%(e)	472,080
80,000	International Lease Finance Corp., 5.875%, 4/01/2019	88,000
80,000	International Lease Finance Corp., 6.250%, 5/15/2019	89,600
35,000	International Lease Finance Corp., 8.250%, 12/15/2020	43,225
105,000	International Lease Finance Corp., 8.625%, 1/15/2022	131,775
115,000	iStar Financial, Inc., 4.000%, 11/01/2017	115,431
95,000	iStar Financial, Inc., 5.000%, 7/01/2019	95,000
140,000	iStar Financial, Inc., 7.125%, 2/15/2018	155,400
70,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	75,425
30,000	Navient Corp., 4.875%, 6/17/2019	30,918

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Finance Companies — continued
$412,000	Navient Corp., 5.500%, 1/25/2023	$408,395
5,000	Navient Corp., MTN, 5.500%, 1/15/2019	5,312
180,000	Navient Corp., MTN, 7.250%, 1/25/2022	199,125
65,000	Navient Corp., Series A, MTN, 5.000%, 6/15/2018	65,000
80,000	Navient Corp., Series A, MTN, 8.450%, 6/15/2018	94,600
280,000	Springleaf Finance Corp., 7.750%, 10/01/2021	315,000
110,000	Springleaf Finance Corp., 8.250%, 10/01/2023	125,400
115,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	127,650

		3,048,003

	Financial Other — 0.3%
200,000	Cielo S.A./Cielo USA, Inc., 3.750%, 11/16/2022, 144A	190,250
105,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.875%, 3/15/2019	108,150
50,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875%, 2/01/2022	52,375

		350,775

	Food & Beverage — 0.2%
280,000	BRF S.A., 3.950%, 5/22/2023, 144A	264,600

	Government Owned – No Guarantee — 0.9%
59,000	Ecopetrol S.A., 5.875%, 9/18/2023	66,227
85,000	Ecopetrol S.A., 5.875%, 5/28/2045	87,914
600,000	Pertamina Persero PT, 4.300%, 5/20/2023, 144A(d)	566,250
315,000	Petrobras Global Finance BV, 6.250%, 3/17/2024	335,286
250,000	Rio Oil Finance Trust, Series 2014-1, 6.250%, 7/06/2024, 144A	262,580

		1,318,257

	Healthcare — 1.1%
25,000	HCA, Inc., 7.050%, 12/01/2027	25,750
75,000	HCA, Inc., 7.500%, 12/15/2023	84,000
520,000	HCA, Inc., 7.500%, 11/06/2033	552,500
310,000	HCA, Inc., 7.690%, 6/15/2025	349,525
20,000	HCA, Inc., 8.360%, 4/15/2024	23,750
140,000	HCA, Inc., MTN, 7.580%, 9/15/2025	155,400
50,000	HCA, Inc., MTN, 7.750%, 7/15/2036	53,000
255,000	Tenet Healthcare Corp., 5.000%, 3/01/2019, 144A	258,506

		1,502,431

	Home Construction — 0.8%
40,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	41,450
105,000	KB Home, 7.250%, 6/15/2018	118,125
150,000	KB Home, 7.500%, 9/15/2022	166,500
145,000	Lennar Corp., 4.750%, 11/15/2022	144,275
80,000	Pulte Group, Inc., 6.000%, 2/15/2035	75,200
515,000	Pulte Group, Inc., 6.375%, 5/15/2033	517,575

		1,063,125

	Independent Energy — 0.7%
85,000	Continental Resources, Inc., 4.500%, 4/15/2023	90,796
240,000	Newfield Exploration Co., 5.625%, 7/01/2024	263,400

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — continued
$400,000	OGX Austria GmbH, 8.375%, 4/01/2022, 144A(f)	$23,000
200,000	OGX Austria GmbH, 8.500%, 6/01/2018, 144A(f)	12,000
142,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	181,111
5,000	QEP Resources, Inc., 5.375%, 10/01/2022	5,150
50,000	SandRidge Energy, Inc., 7.500%, 2/15/2023	54,250
45,000	SandRidge Energy, Inc., 8.125%, 10/15/2022	49,556
105,000	Southwestern Energy Co., 4.100%, 3/15/2022	111,282
125,000	Talisman Energy, Inc., 3.750%, 2/01/2021	129,227
100,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	109,500

		1,029,272

	Life Insurance — 0.4%
85,000	American International Group, Inc., 4.875%, 6/01/2022	94,653
300,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	413,250

		507,903

	Local Authorities — 0.2%
165,000	Autonomous Community of Madrid Spain, 4.300%, 9/15/2026, 144A, (EUR)	243,876

	Lodging — 0.0%
40,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/2021, 144A	42,500
1,000	Wyndham Worldwide Corp., 6.000%, 12/01/2016	1,110

		43,610

	Media Cable — 0.2%
10,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 2/15/2023	10,088
105,000	Time Warner Cable, Inc., 4.500%, 9/15/2042	102,216
95,000	Time Warner Cable, Inc., 5.500%, 9/01/2041	106,275
40,000	Time Warner Cable, Inc., 5.875%, 11/15/2040	46,658

		265,237

	Metals & Mining — 1.5%
255,000	Alcoa, Inc., 5.900%, 2/01/2027	272,753
40,000	Alcoa, Inc., 6.750%, 1/15/2028	44,581
160,000	Allegheny Technologies, Inc., 5.950%, 1/15/2021	176,658
245,000	ArcelorMittal, 6.000%, 3/01/2021	265,212
135,000	ArcelorMittal, 6.750%, 2/25/2022	151,200
225,000	ArcelorMittal, 7.250%, 3/01/2041	239,063
100,000	ArcelorMittal, 7.500%, 10/15/2039	110,000
75,000	Barrick North America Finance LLC, 4.400%, 5/30/2021	78,471
225,000	Glencore Funding LLC, 4.625%, 4/29/2024, 144A	231,953
200,000	Rain CII Carbon LLC/CII Carbon Corp., 8.250%, 1/15/2021, 144A	210,000
200,000	Samarco Mineracao S.A., 4.125%, 11/01/2022, 144A	189,500
145,000	Xstrata Finance Canada Ltd., 4.950%, 11/15/2021, 144A	156,432

		2,125,823

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Midstream — 0.5%
$70,000	Energy Transfer Partners LP, 5.200%, 2/01/2022	$77,463
140,000	EnLink Midstream Partners LP, 4.400%, 4/01/2024	146,912
100,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	107,062
80,000	Regency Energy Partners LP/Regency Energy Finance Corp., 4.500%, 11/01/2023	79,200
85,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.750%, 9/01/2020	91,588
60,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.875%, 3/01/2022	65,175
100,000	Sunoco Logistics Partners Operations LP, 4.250%, 4/01/2024	102,946

		670,346

	Non-Agency Commercial Mortgage-Backed Securities — 1.3%
265,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	291,657
75,000	CW Capital Cobalt Ltd., Series 2006-C1, Class AM, 5.254%, 8/15/2048	77,488
100,000	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.730%, 11/10/2046, 144A(c)	108,171
400,000	Extended Stay America Trust, Series 2013-ESH7, Class D7, 5.521%, 12/05/2031, 144A(c)	419,962
185,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.997%, 8/10/2045(c)	194,827
100,000	Hilton USA Trust, Series 2013-HLT, Class DFX, 4.407%, 11/05/2030, 144A	103,550
25,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM, 5.464%, 1/15/2049	26,611
100,000	Morgan Stanley Capital I Trust, Series 2007-HQ12, Class AM, 5.773%, 4/12/2049(c)	109,193
100,000	Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.997%, 8/12/2045, 144A(c)	109,593
100,000	Motel 6 Trust, Series 2012-MTL6, Class D, 3.781%, 10/05/2025, 144A	101,535
130,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AM, 5.603%, 10/15/2048	140,371
60,000	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class D, 5.647%, 2/15/2044, 144A(c)	64,022

		1,746,980

	Paper — 0.2%
205,000	Weyerhaeuser Co., 6.875%, 12/15/2033	267,983
5,000	Weyerhaeuser Co., 6.950%, 10/01/2027	6,271
30,000	Weyerhaeuser Co., 7.375%, 3/15/2032	40,535

		314,789

	Pharmaceuticals — 0.5%
620,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A(d)	658,750
15,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	15,975
10,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	10,800

		685,525

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Retailers — 1.4%
$125,000	Advance Auto Parts, Inc., 4.500%, 12/01/2023	$131,806
215,000	Best Buy Co., Inc., 5.000%, 8/01/2018	225,481
252,216	CVS Pass Through Trust, 4.704%, 1/10/2036, 144A	267,212
208,381	CVS Pass Through Trust, 7.507%, 1/10/2032, 144A	260,155
400,000	Dillard’s, Inc., 6.625%, 1/15/2018	447,000
205,000	Dillard’s, Inc., 7.000%, 12/01/2028	213,200
100,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	120,456
225,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	281,437
45,000	Toys R Us, Inc., 7.375%, 10/15/2018	33,750

		1,980,497

	Supermarkets — 0.2%
35,000	Delhaize Group S.A., 5.700%, 10/01/2040	37,332
320,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	272,800

		310,132

	Supranational — 0.7%
136,000,000	International Bank for Reconstruction & Development, EMTN, 4.250%, 2/05/2016, (CLP)	249,220
26,380,000	International Finance Corp., 7.800%, 6/03/2019, (INR)	460,537
435,000	International Finance Corp., GMTN, 10.500%, 4/17/2018, (BRL)	200,874

		910,631

	Technology — 1.1%
470,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	465,300
390,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	386,100
110,000	Arrow Electronics, Inc., 3.000%, 3/01/2018	113,729
195,000	Flextronics International Ltd., 5.000%, 2/15/2023	201,825
415,000	Jabil Circuit, Inc., 4.700%, 9/15/2022	420,187

		1,587,141

	Treasuries — 13.6%
15,000(††)	Mexican Fixed Rate Bonds, Series M, 4.750%, 6/14/2018, (MXN)	116,944
60,000(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)(d)	495,430
31,500(††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 11/13/2042, (MXN)	274,951
60,000(††)	Mexican Fixed Rate Bonds, Series M-30, 8.500%, 11/18/2038, (MXN)	563,667
10,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	247,423
700,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	306,517
844,210	U.S. Treasury Inflation Indexed Bond, 1.375%, 2/15/2044(g)	928,499
2,152,956	U.S. Treasury Inflation Indexed Bond, 2.500%, 1/15/2029(g)(h)	2,716,425
7,670,461	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2018(g)	7,923,348
2,996,964	U.S. Treasury Inflation Indexed Note, 0.625%, 1/15/2024(g)	3,105,604
1,310,000	U.S. Treasury Note, 0.375%, 5/31/2016	1,308,824
1,000,000	U.S. Treasury Note, 0.875%, 4/15/2017	1,002,422

		18,990,054

	Wireless — 1.3%
4,000,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	303,437
230,000	American Tower Corp., 4.700%, 3/15/2022	247,336

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wireless — continued
$190,000	Crown Castle International Corp., 4.875%, 4/15/2022	$196,412
495,000	Sprint Capital Corp., 6.875%, 11/15/2028	499,950
20,000	Sprint Capital Corp., 8.750%, 3/15/2032	23,100
480,000	Sprint Corp., 7.875%, 9/15/2023, 144A	534,000

		1,804,235

	Wirelines — 1.7%
10,000	CenturyLink, Inc., 5.625%, 4/01/2020	10,550
80,000	CenturyLink, Inc., 7.650%, 3/15/2042	79,800
240,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	240,900
75,000	Embarq Corp., 7.995%, 6/01/2036	81,937
35,000	Level 3 Financing, Inc., 6.125%, 1/15/2021, 144A	37,494
75,000	Level 3 Financing, Inc., 7.000%, 6/01/2020	81,937
70,000	Level 3 Financing, Inc., 8.125%, 7/01/2019	76,388
85,000	Level 3 Financing, Inc., 8.625%, 7/15/2020	95,200
400,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)	169,722
15,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	16,950
269,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	269,672
402,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	415,065
40,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	44,300
45,000	Telecom Italia Capital S.A., 7.721%, 6/04/2038	51,863
75,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	83,741
75,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	85,160
75,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	95,662
100,000	Telefonica Emisiones SAU, EMTN, 5.597%, 3/12/2020, (GBP)	190,737
205,000	Verizon Communications, Inc., 5.150%, 9/15/2023	229,414

		2,356,492

	Total Non-Convertible Bonds (Identified Cost $55,785,806)	58,462,593

Convertible Bonds — 2.7%
	Automotive — 0.1%
65,000	Ford Motor Co., 4.250%, 11/15/2016	129,878

	Construction Machinery — 0.2%
190,000	Ryland Group, Inc. (The), 1.625%, 5/15/2018	264,100
20,000	Trinity Industries, Inc., 3.875%, 6/01/2036	37,238

		301,338

	Energy — 0.2%
135,000	Hornbeck Offshore Services, Inc., 1.500%, 9/01/2019	163,266
125,000	Peabody Energy Corp., 4.750%, 12/15/2066	93,828

		257,094

	Home Construction — 0.7%
160,000	Lennar Corp., 2.750%, 12/15/2020, 144A	305,500
210,000	Lennar Corp., 3.250%, 11/15/2021, 144A	386,662
220,000	Standard Pacific Corp., 1.250%, 8/01/2032	276,513

		968,675

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Life Insurance — 0.1%
$100,000	Old Republic International Corp., 3.750%, 3/15/2018	$124,438

	Metals & Mining — 0.1%
85,000	United States Steel Corp., 2.750%, 4/01/2019	105,559

	Pharmaceuticals — 0.5%
83,000	BioMarin Pharmaceutical, Inc., 0.750%, 10/15/2018	85,853
92,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	96,887
75,000	Emergent Biosolutions, Inc., 2.875%, 1/15/2021, 144A	78,422
75,000	Gilead Sciences, Inc., Series D, 1.625%, 5/01/2016	273,375
65,000	Mylan, Inc., 3.750%, 9/15/2015	251,997

		786,534

	REITs – Mortgage — 0.1%
70,000	iStar Financial, Inc., 3.000%, 11/15/2016	99,181

	Retailers — 0.3%
45,000	Iconix Brand Group, Inc., 2.500%, 6/01/2016	65,081
246,000	Priceline Group, Inc. (The), 0.350%, 6/15/2020	290,434
30,000	Priceline Group, Inc. (The), 1.000%, 3/15/2018	42,506

		398,021

	Technology — 0.4%
65,000	Ciena Corp., 3.750%, 10/15/2018, 144A	89,253
105,000	Intel Corp., 2.950%, 12/15/2035	130,528
45,000	Micron Technology, Inc., Series C, 2.375%, 5/01/2032	154,856
70,000	Novellus Systems, Inc., 2.625%, 5/15/2041	141,663
80,000	Xilinx, Inc., 2.625%, 6/15/2017	132,550

		648,850

	Total Convertible Bonds (Identified Cost $2,924,675)	3,819,568

Municipals — 0.0%
	Michigan — 0.0%
45,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034 (Identified Cost $44,999)	38,931

	Total Bonds and Notes (Identified Cost $58,755,480)	62,321,092

Shares
Preferred Stocks — 1.2%
Non-Convertible Preferred Stocks — 0.7%
	Banking — 0.7%
4,375	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	120,837
288	Ally Financial, Inc., Series G, 7.000%, 144A	288,729
4,125	Countrywide Capital IV, 6.750%	105,352
20,424	SunTrust Banks, Inc., Series E, 5.875%	488,134

	Total Non-Convertible Preferred Stocks (Identified Cost $879,854)	1,003,052

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)
Convertible Preferred Stocks — 0.5%
	Banking — 0.1%
19	Bank of America Corp., Series L, 7.250%	$22,173
70	Wells Fargo & Co., Series L, Class A, 7.500%	84,980

		107,153

	Electric — 0.1%
1,400	Dominion Resources, Inc., 6.375%	73,675
882	Dominion Resources, Inc., Series A, 6.125%	50,847
827	Dominion Resources, Inc., Series B, 6.000%	47,983
467	NextEra Energy, Inc., 5.889%	30,350

		202,855

	REITs – Diversified — 0.2%
2,440	Crown Castle International Corp., Series A, 4.500%	248,685

	REITs – Mortgage — 0.1%
1,780	iStar Financial, Inc., Series J, 4.500%	113,929

	Total Convertible Preferred Stocks (Identified Cost $608,499)	672,622

	Total Preferred Stocks (Identified Cost $1,488,353)	1,675,674

Principal Amount (‡)
Senior Loans — 0.1%
	Supermarkets — 0.1%
$79,000	New Albertson’s, Inc., Term Loan, 6/25/2021(i) (Identified Cost $78,605)	79,148

Notional Amount
Purchased Swaptions — 0.2%
	Interest Rate Swaptions — 0.2%
35,000,000	1-year Interest Rate Swap Put, expiring 11/19/2014, Pay 3-month LIBOR, Receive 0.400%(j)	13,370
9,000,000	10-year Interest Rate Swap Call, expiring 5/20/2016, Pay 3.388%, Receive 3-month LIBOR(k)	305,082

	Total Purchased Swaptions (Identified Cost $383,100)	318,452

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — 3.1%
$4,134,381	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2014 at 0.010% to be repurchased at $4,134,382 on 7/01/2014 collateralized by $1,590,000 U.S. Treasury Note, 1.500% due 12/31/2018 valued at $1,590,000; $2,620,000 U.S. Treasury Note, 1.625% due 4/30/2019 valued at $2,633,100 including accrued interest (Note 2 of Notes to Financial Statements)	$4,134,381
35,000	U.S. Treasury Bills, 0.087%, 7/03/2014(l)	35,000
125,000	U.S. Treasury Bills, 0.097%, 7/24/2014(l)(m)	124,999

	Total Short-Term Investments (Identified Cost $4,294,373)	4,294,380

	Total Investments — 99.9% (Identified Cost $124,469,603)(a)	139,113,465
	Other assets less liabilities — 0.1%	158,124

	Net Assets — 100.0%	$139,271,589

Notional Amount
Written Swaptions — (0.1)%
	Interest Rate Swaptions — (0.1)%
$9,000,000	10-year Interest Rate Swap Call, expiring 5/20/2016, Pay 3-month LIBOR, Receive 3.888%(k)

	Total Written Swaptions (Premiums Received $212,040)	$(171,963)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information (Amounts exclude certain adjustments that will be made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
	At June 30, 2014, the net unrealized appreciation on investments based on a cost of $124,558,903 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$16,706,705
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,152,143)

	Net unrealized appreciation	$14,554,562

(b)	Non-income producing security.
(c)	Variable rate security. Rate as of June 30, 2014 is disclosed.
(d)	All of this security has been designated to cover the Fund’s obligations under open forward foreign currency and futures contracts.
(e)	Perpetual bond with no specified maturity date.

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Natixis Diversified Income Fund – (continued)

(f)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(g)	Treasury Inflation Protected Security (TIPS).
(h)	A portion of this security has been designated to cover the Fund’s obligations under open swaptions.
(i)	Position is unsettled. Contract rate was not determined at June 30, 2014 and does not take effect until settlement date.
(j)	Counterparty is Goldman Sachs International.
(k)	Counterparty is Barclays Bank PLC.
(l)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(m)	A portion of this security has been pledged as initial margin for open futures contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the value of Rule 144A holdings amounted to $10,994,066 or 7.9% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit

AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
INR	Indian Rupee
MXN	Mexican Peso
PHP	Philippine Peso

At June 30, 2014, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	9/04/2014	British Pound	67,000	$114,605	$(2,455)
Buy[2]	7/31/2014	Euro	470,000	643,641	3,021
Sell[2]	7/31/2014	Euro	668,000	914,792	10,000

Total					$10,566

1 Counterparty is Credit Suisse International.

2 Counterparty is Barclays Bank PLC.

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Natixis Diversified Income Fund – (continued)

At June 30, 2014, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
30 Year U.S. Treasury Bond	9/19/2014	14	$1,920,625	$9,928

Industry Summary at June 30, 2014 (Unaudited)

Treasuries	13.6%
Multi-Utilities	4.1
Electric Utilities	4.1
REITs – Office Property	3.9
REITs – Apartments	3.9
REITs – Regional Malls	3.9
Banking	3.8
REITs – Health Care	2.8
REITs – Diversified	2.5
REITs – Shopping Centers	2.4
Aerospace & Defense	2.3
Finance Companies	2.2
ABS Home Equity	2.1
REITs – Storage	2.0
Other Investments, less than 2% each	43.2
Short-Term Investments	3.1

Total Investments	99.9
Other assets less liabilities (including open written swaptions, forward foreign currency contracts and futures contracts)	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Natixis U.S. Equity Opportunities Fund*

Shares	Description	Value (†)
Common Stocks — 98.5% of Net Assets
	Air Freight & Logistics — 5.3%
239,123	Expeditors International of Washington, Inc.	$10,559,672
67,000	FedEx Corp.	10,142,460
41,532	United Parcel Service, Inc., Class B	4,263,675

		24,965,807

	Automobiles — 1.8%
231,700	General Motors Co.	8,410,710

	Banks — 5.6%
766,300	Bank of America Corp.	11,778,031
134,500	Citigroup, Inc.	6,334,950
145,000	JPMorgan Chase & Co.	8,354,900

		26,467,881

	Beverages — 5.4%
116,573	Coca-Cola Co. (The)	4,938,032
45,800	Diageo PLC, Sponsored ADR	5,828,966
147,581	Monster Beverage Corp.(b)	10,482,679
74,284	SABMiller PLC, Sponsored ADR	4,348,585

		25,598,262

	Biotechnology — 0.8%
33,344	Amgen, Inc.	3,946,929

	Capital Markets — 4.9%
150,800	Franklin Resources, Inc.	8,722,272
150,542	Greenhill & Co., Inc.	7,414,194
218,116	SEI Investments Co.	7,147,661

		23,284,127

	Communications Equipment — 5.7%
498,279	Cisco Systems, Inc.	12,382,233
187,456	QUALCOMM, Inc.	14,846,515

		27,228,748

	Consumer Finance — 2.6%
26,339	American Express Co.	2,498,781
116,600	Capital One Financial Corp.	9,631,160

		12,129,941

	Diversified Financial Services — 1.3%
131,109	MSCI, Inc.(b)	6,011,348

	Energy Equipment & Services — 3.7%
122,900	Halliburton Co.	8,727,129
76,058	Schlumberger Ltd.	8,971,041

		17,698,170

	Food Products — 3.2%
522,250	Danone, Sponsored ADR	7,797,193
163,800	Unilever PLC, Sponsored ADR	7,421,778

		15,218,971

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Natixis U.S. Equity Opportunities Fund* – (continued)

Shares	Description	Value (†)
	Health Care Equipment & Supplies — 4.8%
142,500	Medtronic, Inc.	$9,085,800
106,344	Varian Medical Systems, Inc.(b)	8,841,440
47,055	Zimmer Holdings, Inc.	4,887,132

		22,814,372

	Health Care Providers & Services — 1.9%
108,200	UnitedHealth Group, Inc.	8,845,350

	Hotels, Restaurants & Leisure — 2.5%
68,000	McDonald’s Corp.	6,850,320
61,568	Yum! Brands, Inc.	4,999,322

		11,849,642

	Household Products — 0.9%
57,490	Procter & Gamble Co. (The)	4,518,139

	Insurance — 4.8%
100,400	Aflac, Inc.	6,249,900
167,100	American International Group, Inc.	9,120,318
84,400	Aon PLC	7,603,596

		22,973,814

	Internet & Catalog Retail — 5.5%
49,896	Amazon.com, Inc.(b)	16,205,223
54,850	HomeAway, Inc.(b)	1,909,877
277,900	Liberty Interactive Corp., Class A(b)	8,159,144

		26,274,244

	Internet Software & Services — 7.2%
161,490	Facebook, Inc., Class A(b)	10,866,662
21,766	Google, Inc., Class A(b)	12,725,927
9,766	Google, Inc., Class C(b)	5,618,185
120,157	Vistaprint NV(b)	4,861,552

		34,072,326

	IT Services — 3.9%
31,272	Automatic Data Processing, Inc.	2,479,244
106,000	MasterCard, Inc., Class A	7,787,820
39,558	Visa, Inc., Class A	8,335,266

		18,602,330

	Machinery — 1.8%
97,400	Illinois Tool Works, Inc.	8,528,344

	Media — 1.5%
102,900	Omnicom Group, Inc.	7,328,538

	Metals & Mining — 0.6%
30,779	Compass Minerals International, Inc.	2,946,781

	Oil, Gas & Consumable Fuels — 2.2%
105,900	Apache Corp.	10,655,658

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Natixis U.S. Equity Opportunities Fund* – (continued)

Shares	Description	Value (†)
	Pharmaceuticals — 2.9%
42,617	Merck & Co., Inc.	$2,465,393
71,916	Novartis AG, ADR	6,510,556
101,852	Novo Nordisk AS, Sponsored ADR	4,704,544

		13,680,493

	Semiconductors & Semiconductor Equipment — 4.0%
8,188	Altera Corp.	284,615
15,291	Analog Devices, Inc.	826,784
158,336	ARM Holdings PLC, Sponsored ADR	7,163,121
321,100	Intel Corp.	9,921,990
22,590	Linear Technology Corp.	1,063,311

		19,259,821

	Software — 9.5%
138,607	Autodesk, Inc.(b)	7,814,663
50,213	FactSet Research Systems, Inc.	6,039,619
278,141	Microsoft Corp.	11,598,480
482,632	Oracle Corp.	19,561,075

		45,013,837

	Specialty Retail — 2.5%
93,400	Home Depot, Inc. (The)	7,561,664
92,829	Lowe’s Cos., Inc.	4,454,864

		12,016,528

	Technology Hardware, Storage & Peripherals — 1.7%
84,700	Apple, Inc.	7,871,171

	Total Common Stocks (Identified Cost $406,429,847)	468,212,282

Principal Amount
Short-Term Investments — 1.6%
$7,815,088	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2014 at 0.010% to be repurchased at $7,815,090 on 7/01/2014 collateralized by $7,935,000 U.S. Treasury Note, 1.625% due 4/30/2019 valued at $7,974,675 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $7,815,088)	7,815,088

	Total Investments — 100.1% (Identified Cost $414,244,935)(a)	476,027,370
	Other assets less liabilities — (0.1)%	(548,224)

	Net Assets — 100.0%	$475,479,146

*	Formerly Natixis U.S. Multi-Cap Equity Fund.
(†)	See Note 2 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of June 30, 2014 (Unaudited)

Natixis U.S. Equity Opportunities Fund* – (continued)

(a)	Federal Tax Information (Amounts exclude certain adjustments that will be made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2014, the net unrealized appreciation on investments based on a cost of $414,244,935 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$65,538,618
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,756,183)

	Net unrealized appreciation	$61,782,435

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at June 30, 2014 (Unaudited)

Software	9.5%
Internet Software & Services	7.2
Communications Equipment	5.7
Banks	5.6
Internet & Catalog Retail	5.5
Beverages	5.4
Air Freight & Logistics	5.3
Capital Markets	4.9
Insurance	4.8
Health Care Equipment & Supplies	4.8
Semiconductors & Semiconductor Equipment	4.0
IT Services	3.9
Energy Equipment & Services	3.7
Food Products	3.2
Pharmaceuticals	2.9
Consumer Finance	2.6
Specialty Retail	2.5
Hotels, Restaurants & Leisure	2.5
Oil, Gas & Consumable Fuels	2.2
Other Investments, less than 2% each	12.3
Short-Term Investments	1.6

Total Investments	100.1
Other assets less liabilities	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

41  |

This Page Intentionally Left Blank

|  42

Statements of Assets and Liabilities

June 30, 2014 (Unaudited)

	McDonnell Intermediate Municipal Bond Fund	Natixis Diversified Income Fund	Natixis U.S. Equity Opportunities Fund*
ASSETS
Investments at cost	$28,024,171	$124,469,603	$414,244,935
Net unrealized appreciation	338,944	14,643,862	61,782,435

Investments at value	28,363,115	139,113,465	476,027,370
Cash	—	3,369	—
Foreign currency at value (identified cost $0, $13,133 and $0, respectively)	—	13,187	—
Receivable for Fund shares sold	1,481	305,697	363,276
Receivable from investment adviser (Note 6)	257	—	—
Receivable for securities sold	—	156,917	—
Dividends and interest receivable	318,343	757,986	233,948
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	13,021	—
Tax reclaims receivable	—	376	—

TOTAL ASSETS	28,683,196	140,364,018	476,624,594

LIABILITIES
Swaptions written, at value (premiums received $0, $212,040 and $0, respectively) (Note 2)	—	171,963	—
Payable for securities purchased	—	507,811	—
Payable for delayed delivery securities purchased (Note 2)	1,110,875	—	—
Payable for Fund shares redeemed	12,574	202,982	128,963
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	2,455	—
Payable for variation margin on futures contracts (Note 2)	—	3,938	—
Distributions payable	5,885	—	—
Management fees payable (Note 6)	—	62,346	348,325
Deferred Trustees’ fees (Note 6)	12,289	83,536	485,030
Administrative fees payable (Note 6)	961	4,889	16,657
Payable to distributor (Note 6d)	163	989	2,090
Other accounts payable and accrued expenses	30,472	51,520	164,383

TOTAL LIABILITIES	1,173,219	1,092,429	1,145,448

NET ASSETS	$27,509,977	$139,271,589	$475,479,146

NET ASSETS CONSIST OF:
Paid-in capital	$27,584,023	$134,729,913	$293,068,460
Undistributed (Distributions in excess of) net investment income/Accumulated net investment (loss)	(345)	64,136	(548,365)
Accumulated net realized gain (loss) on investments, futures contracts, options/swaptions written and foreign currency transactions	(412,645)	(10,228,160)	121,176,616
Net unrealized appreciation on investments, futures contracts, swaptions written and foreign currency translations	338,944	14,705,700	61,782,435

NET ASSETS	$27,509,977	$139,271,589	$475,479,146

See accompanying notes to financial statements.

43  |

Statements of Assets and Liabilities (continued)

June 30, 2014 (Unaudited)

	McDonnell Intermediate Municipal Bond Fund	Natixis Diversified Income Fund	Natixis U.S. Equity Opportunities Fund*
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$1,442,681	$86,079,662	$391,886,051

Shares of beneficial interest	146,329	6,510,091	11,160,855

Net asset value and redemption price per share	$9.86	$13.22	$35.11

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$10.22	$13.84	$37.25

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$—	$—	$4,938,356

Shares of beneficial interest	—	—	174,042

Net asset value and offering price per share	$—	$—	$28.37

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$536,512	$51,188,154	$48,909,117

Shares of beneficial interest	54,442	3,883,163	1,723,111

Net asset value and offering price per share	$9.85	$13.18	$28.38

Class Y shares:
Net assets	$25,530,784	$2,003,773	$29,745,622

Shares of beneficial interest	2,589,434	152,256	769,362

Net asset value, offering and redemption price per share	$9.86	$13.16	$38.66

*	Formerly Natixis U.S. Multi-Cap Equity Fund.

See accompanying notes to financial statements.

|  44

Statements of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

	McDonnell Intermediate Municipal Bond Fund	Natixis Diversified Income Fund	Natixis U.S. Equity Opportunities Fund*
INVESTMENT INCOME
Dividends	$—	$1,245,310	$3,135,857
Interest	248,257	1,384,825	18
Less net foreign taxes withheld	—	—	(58,305)

	248,257	2,630,135	3,077,570

Expenses
Management fees (Note 6)	48,365	360,385	1,804,419
Service and distribution fees (Note 6)	2,468	346,748	723,656
Administrative fees (Note 6)	5,262	28,521	98,182
Trustees’ fees and expenses (Note 6)	7,769	9,142	14,682
Transfer agent fees and expenses (Note 6)	1,202	41,414	246,942
Audit and tax services fees	21,806	24,293	29,043
Custodian fees and expenses	6,683	23,672	21,697
Legal fees	118	648	2,333
Registration fees	32,954	30,622	66,409
Shareholder reporting expenses	526	7,300	34,355
Miscellaneous expenses	4,493	8,200	10,910

Total expenses	131,646	880,945	3,052,628
Fee/expense recovery (Note 6)	—	—	39,552
Less waiver and/or expense reimbursement (Note 6)	(62,677)	(3,009)	—

Net expenses	68,969	877,936	3,092,180

Net investment income (loss)	179,288	1,752,199	(14,610)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS/SWAPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(64,319)	(134,834)	121,505,276
Futures contracts	—	(92,227)	268,061
Options/swaptions written	—	475,362	(21,977)
Foreign currency transactions	—	(7,515)	—
Net change in unrealized appreciation (depreciation) on:
Investments	843,892	10,000,544	(87,930,375)
Futures contracts	—	6,057	—
Swaptions written	—	45,741	—
Foreign currency translations	—	12,118	—

Net realized and unrealized gain on investments, futures contracts, options/swaptions written and foreign currency transactions	779,573	10,305,246	33,820,985

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$958,861	$12,057,445	$33,806,375

*	Formerly Natixis U.S. Multi-Cap Equity Fund.

See accompanying notes to financial statements.

45  |

Statements of Changes in Net Assets

	McDonnell Intermediate Municipal Bond Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$179,288	$219,809
Net realized loss on investments	(64,319)	(348,326)
Net change in unrealized appreciation (depreciation) on investments	843,892	(347,464)

Net increase (decrease) in net assets resulting from operations	958,861	(475,981)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(6,756)	(3,763)
Class C	(495)	(41)
Class Y	(172,056)	(222,054)

Total distributions	(179,307)	(225,858)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	3,924,897	8,678,272

Net increase in net assets	4,704,451	7,976,433
NET ASSETS
Beginning of the period	22,805,526	14,829,093

End of the period	$27,509,977	$22,805,526

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(345)	$(326)

See accompanying notes to financial statements.

|  46

Statements of Changes in Net Assets (continued)

	Natixis Diversified Income Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$1,752,199	$2,842,327
Net realized gain on investments, futures contracts, swaptions written and foreign currency transactions	240,786	6,816,963
Net change in unrealized appreciation (depreciation) on investments, futures contracts, swaptions written and foreign currency translations	10,064,460	(2,922,350)

Net increase in net assets resulting from operations	12,057,445	6,736,940

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(1,044,633)	(2,123,101)
Class C	(458,602)	(943,848)
Class Y	(19,087)	(21,931)

Total distributions	(1,522,322)	(3,088,880)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	557,156	(3,382,992)

Net increase in net assets	11,092,279	265,068
NET ASSETS
Beginning of the period	128,179,310	127,914,242

End of the period	$139,271,589	$128,179,310

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$64,136	$(165,741)

See accompanying notes to financial statements.

47  |

Statements of Changes in Net Assets (continued)

	Natixis U.S. Equity Opportunities Fund*
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income (loss)	$(14,610)	$(762,450)
Net realized gain on investments, futures contracts and options written	121,751,360	37,957,408
Net change in unrealized appreciation (depreciation) on investments	(87,930,375)	82,618,997

Net increase in net assets resulting from operations	33,806,375	119,813,955

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized capital gains
Class A	(5,336,761)	(27,351,336)
Class B	(107,961)	(739,952)
Class C	(810,687)	(3,885,125)
Class Y	(353,085)	(1,541,929)

Total distributions	(6,608,494)	(33,518,342)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	660,171	18,695,182

Net increase in net assets	27,858,052	104,990,795
NET ASSETS
Beginning of the period	447,621,094	342,630,299

End of the period	$475,479,146	$447,621,094

ACCUMULATED NET INVESTMENT (LOSS)	$(548,365)	$(533,755)

*	Formerly Natixis U.S. Multi-Cap Equity Fund.

See accompanying notes to financial statements.

|  48

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND
Class A
6/30/2014(f)	$9.54	$0.06	$0.32	$0.38	$(0.06)	$—	$(0.06)
12/31/2013	9.89	0.09	(0.35)	(0.26)	(0.09)	—	(0.09)
12/31/2012(g)	10.00	(0.01)	(0.10)	(0.11)	—	—	—
Class C
6/30/2014(f)	9.54	0.02	0.31	0.33	(0.02)	—	(0.02)
12/31/2013	9.89	0.01	(0.34)	(0.33)	(0.02)	—	(0.02)
12/31/2012(g)	10.00	(0.01)	(0.10)	(0.11)	—	—	—
Class Y
6/30/2014(f)	9.54	0.07	0.32	0.39	(0.07)	—	(0.07)
12/31/2013	9.88	0.11	(0.34)	(0.23)	(0.11)	—	(0.11)
12/31/2012(g)	10.00	(0.01)	(0.11)	(0.12)	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	For the six months ended June 30, 2014 (Unaudited).
(g)	From commencement of operations on November 16, 2012 through December 31, 2012.
(h)	Prior to December 31, 2012, there was no expense limitation agreement in place for the Fund.

See accompanying notes to financial statements.

49  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)		Gross expenses (%) (e)	Net investment income (loss) (%) (e)	Portfolio turnover rate (%)

$9.86	3.99	$1,443	0.80		1.30	1.25	7
9.54	(2.66)	1,047	0.80		1.37	0.90	37
9.89	(1.10)	1	2.19	(h)	2.23	(0.71)	0

9.85	3.49	537	1.55		2.08	0.43	7
9.54	(3.35)	55	1.55		2.08	0.14	37
9.89	(1.10)	1	2.20	(h)	2.24	(0.73)	0

9.86	4.13	25,531	0.55		1.07	1.50	7
9.54	(2.31)	21,704	0.55		1.04	1.13	37
9.88	(1.20)	14,827	2.33	(h)	2.37	(0.84)	0

See accompanying notes to financial statements.

|  50

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)	Net realized and unrealized gain	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
NATIXIS DIVERSIFIED INCOME FUND
Class A
6/30/2014(f)	$12.21	$0.19	$0.98	$1.17	$(0.16)	$—	$(0.16)
12/31/2013	11.83	0.29	0.40	0.69	(0.31)	—	(0.31)
12/31/2012	10.74	0.29	1.12	1.41	(0.32)	—	(0.32)
12/31/2011	10.41	0.34	0.40	0.74	(0.41)	—	(0.41)
12/31/2010	9.22	0.34	1.18	1.52	(0.33)	—	(0.33)
12/31/2009	7.18	0.36	1.97	2.33	(0.29)	—	(0.29)
Class C
6/30/2014(f)	12.17	0.14	0.99	1.13	(0.12)	—	(0.12)
12/31/2013	11.80	0.19	0.39	0.58	(0.21)	—	(0.21)
12/31/2012	10.71	0.20	1.12	1.32	(0.23)	—	(0.23)
12/31/2011	10.39	0.26	0.39	0.65	(0.33)	—	(0.33)
12/31/2010	9.20	0.27	1.17	1.44	(0.25)	—	(0.25)
12/31/2009	7.17	0.30	1.97	2.27	(0.24)	—	(0.24)
Class Y
6/30/2014(f)	12.19	0.22	0.93	1.15	(0.18)	—	(0.18)
12/31/2013	11.83	0.33	0.37	0.70	(0.34)	—	(0.34)
12/31/2012(g)	11.72	(0.02)	0.18	0.16	(0.05)	—	(0.05)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	For the six months ended June 30, 2014 (Unaudited).
(g)	From commencement of Class operations on December 3, 2012, through December 31, 2012.

See accompanying notes to financial statements.

51  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)	Gross expenses (%) (e)	Net investment income (loss) (%) (e)	Portfolio turnover rate (%)

$13.22	9.66	$86,080	1.06	1.07	2.95	21
12.21	5.84	79,039	1.09	1.09	2.34	41
11.83	13.22	78,216	1.11	1.11	2.53	29
10.74	7.21	45,211	1.13	1.13	3.17	20
10.41	16.73	35,787	1.19	1.19	3.51	28
9.22	33.32	33,796	1.21	1.21	4.67	22

13.18	9.30	51,188	1.81	1.81	2.20	21
12.17	4.98	48,512	1.84	1.84	1.59	41
11.80	12.43	49,697	1.86	1.86	1.79	29
10.71	6.33	29,814	1.88	1.88	2.42	20
10.39	15.90	27,355	1.94	1.94	2.76	28
9.20	32.24	25,301	1.96	1.96	3.90	22

13.16	9.48	2,004	0.82	0.82	3.45	21
12.19	5.93	628	0.83	0.83	2.71	41
11.83	1.35	1	1.00	1.00	(2.37)	29

See accompanying notes to financial statements.

|  52

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
NATIXIS U.S. EQUITY OPPORTUNITIES FUND*
Class A
6/30/2014(g)	$33.07	$0.01		$2.51	$2.52	$—	$(0.48)	$(0.48)
12/31/2013	26.35	(0.04)		9.34	9.30	—	(2.58)	(2.58)
12/31/2012	23.56	0.07		4.12	4.19	(0.07)	(1.33)	(1.40)
12/31/2011	25.17	(0.04)		(0.69)	(0.73)	—	(0.88)	(0.88)
12/31/2010	20.68	0.03	(i)	4.50	4.53	(0.04)	—	(0.04)
12/31/2009	15.16	(0.01)		5.53	5.52	—	—	—
Class B
6/30/2014(g)	26.91	(0.10)		2.04	1.94	—	(0.48)	(0.48)
12/31/2013	21.98	(0.22)		7.73	7.51	—	(2.58)	(2.58)
12/31/2012	19.93	(0.12)		3.50	3.38	—	(1.33)	(1.33)
12/31/2011	21.60	(0.21)		(0.58)	(0.79)	—	(0.88)	(0.88)
12/31/2010	17.85	(0.12	)(i)	3.87	3.75	—	—	—
12/31/2009	13.19	(0.12)		4.78	4.66	—	—	—
Class C
6/30/2014(g)	26.92	(0.09)		2.03	1.94	—	(0.48)	(0.48)
12/31/2013	21.99	(0.22)		7.73	7.51	—	(2.58)	(2.58)
12/31/2012	19.94	(0.11)		3.49	3.38	—	(1.33)	(1.33)
12/31/2011	21.61	(0.20)		(0.59)	(0.79)	—	(0.88)	(0.88)
12/31/2010	17.86	(0.12	)(i)	3.87	3.75	—	—	—
12/31/2009	13.19	(0.12)		4.79	4.67	—	—	—
Class Y
6/30/2014(g)	36.32	0.06		2.76	2.82	—	(0.48)	(0.48)
12/31/2013	28.68	0.05		10.17	10.22	—	(2.58)	(2.58)
12/31/2012	25.52	0.17		4.46	4.63	(0.14)	(1.33)	(1.47)
12/31/2011	27.12	0.04		(0.76)	(0.72)	—	(0.88)	(0.88)
12/31/2010	22.27	0.05	(i)	4.90	4.95	(0.10)	—	(0.10)
12/31/2009	16.29	0.04		5.94	5.98	—	—	—

*	Formerly Natixis U.S. Multi-Cap Equity Fund.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

53  |

				Ratios to Average Net Assets:
Increase from regulatory settlements (b)	Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$ —	$35.11	7.71	$391,886	1.30	(h)	1.30	(h)	0.06		85
—	33.07	35.75	371,102	1.30		1.32		(0.12)		50
—	26.35	17.79	289,898	1.30		1.35		0.25		52
—	23.56	(2.79)	281,467	1.34	(i)	1.38		(0.15)		97
0.00	25.17	21.90	314,384	1.40		1.50		0.14	(j)	79
—	20.68	36.41	280,846	1.40		1.56		(0.05)		115

—	28.37	7.32	4,938	2.05	(h)	2.05	(h)	(0.72)		85
—	26.91	34.70	7,708	2.05		2.07		(0.89)		50
—	21.98	16.97	11,172	2.05		2.10		(0.55)		52
—	19.93	(3.53)	16,820	2.10	(i)	2.13		(0.94)		97
0.00	21.60	21.01	28,787	2.15		2.25		(0.66	)(j)	79
—	17.85	35.33	37,406	2.15		2.31		(0.80)		115

—	28.38	7.31	48,909	2.05	(h)	2.05	(h)	(0.68)		85
—	26.92	34.69	44,150	2.05		2.07		(0.86)		50
—	21.99	16.96	30,525	2.05		2.10		(0.49)		52
—	19.94	(3.53)	28,462	2.09	(i)	2.13		(0.90)		97
0.00	21.61	21.00	30,912	2.15		2.25		(0.62	)(j)	79
—	17.86	35.41	28,580	2.15		2.31		(0.80)		115

—	38.66	7.85	29,746	1.05	(h)	1.05	(h)	0.32		85
—	36.32	36.06	24,661	1.05		1.07		0.13		50
—	28.68	18.15	11,035	1.05		1.10		0.61		52
—	25.52	(2.56)	2,047	1.09	(i)	1.14		0.16		97
0.00	27.12	22.21	1,317	1.15		1.24		0.22	(j)	79
—	22.27	36.71	5,325	1.15		1.22		0.20		115

(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended June 30, 2014 (Unaudited).
(h)	Includes fee/expense recovery of 0.02%.
(i)	Effective June 1, 2011, the expense limit decreased to 1.30%, 2.05%, 2.05% and 1.05% for Class A, Class B, Class C and Class Y shares, respectively.
(j)	Includes non-recurring dividends. Without this dividend, net investment loss per share would have been $(0.04), $(0.18), $(0.18) and $(0.02) for Class A, Class B, Class C and Class Y shares, respectively, and the ratio of net investment loss to average net assets would have been (0.19)%, (0.98)%, (0.94)% and (0.08)% for Class A, Class B, Class C and Class Y shares, respectively.

See accompanying notes to financial statements.

|  54

Notes to Financial Statements

June 30, 2014 (Unaudited)

1.  Organization.  Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Natixis Diversified Income Fund (the “Diversified Income Fund”)

Natixis U.S. Equity Opportunities Fund (the “U.S. Equity Opportunities Fund”) (formerly Natixis U.S. Multi-Cap Equity Fund)

Natixis Funds Trust II:

McDonnell Intermediate Municipal Bond Fund (the “Intermediate Municipal Bond Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. Effective October 12, 2007, Class B shares of U.S. Equity Opportunities Fund are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares are sold with a maximum front-end sales charge of 3.50%, 4.50% and 5.75%, for Intermediate Municipal Bond Fund, Diversified Income Fund and U.S. Equity Opportunities Fund, respectively. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) of 5.00% if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher ongoing Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each

55  |

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to period-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and subadvisers and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange or market where traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the current settlement price on the exchange on which the adviser or subadviser believes that, over time, they are traded most extensively. Domestic exchange-traded single equity option contracts are valued at the mean of the National

|  56

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Best Bid and Offer quotations. Bilateral interest rate swaps are valued based on prices supplied by an independent pricing service, if available, or prices obtained from broker-dealers. Centrally cleared interest rate swaps are valued at settlement prices of the clearinghouse on which the contracts were traded, if available, or prices obtained from broker-dealers. Interest rate swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available, or prices obtained from broker-dealers. Short-term obligations (purchased with an original or remaining maturity of sixty days or less) are valued at amortized cost (which approximates market value).

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time a Fund’s NAV is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of the investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions

57  |

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement

|  58

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

e.  Futures Contracts. Certain Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Option Contracts.  Certain Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

59  |

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the equity underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. Over-the-counter (“OTC”) options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

For the six months ended June 30, 2014, the Funds were not party to any OTC options.

g.  Swaptions.  Diversified Income Fund may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.

When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked to market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap

|  60

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

to determine the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

OTC interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption.

h.  Swap Agreements.  Diversified Income Fund may enter into interest rate swaps.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily and fluctuations in the value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Operations as realized gain or loss when received or paid. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking liquid assets or cash.

For the six months ended June 30, 2014, Diversified Income Fund was not party to any interest rate swaps.

i.  Federal and Foreign Income Taxes.  Each Trust treats each fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of June 30, 2014 and has concluded that no provisions for income tax are required. The Funds’

61  |

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

j.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as net operating losses, inflation protected securities, contingent payment debt instruments, premium amortization, paydown gains and losses, defaulted bonds, interest rate swap adjustments, return of capital and capital gain distributions received, foreign currency transactions and deferred Trustees’ fees. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, premium amortization, defaulted bonds, trust preferred securities, contingent payment debt instruments, return of capital distributions received, wash sales and futures and forward foreign currency contract mark to market. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

|  62

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended December 31, 2013 was as follows:

	2013 Distributions Paid From:
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains	Total
Intermediate Municipal Bond Fund	$—	$225,858	$—	$225,858
Diversified Income Fund	3,088,880	—	—	3,088,880
U.S. Equity Opportunities Fund	2,591,791	—	30,926,551	33,518,342

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of December 31, 2013, capital loss carryforwards were as follows:

	Intermediate Municipal Bond Fund	Diversified Income Fund
Capital loss carryforward:
Short-term:
Expires December 31, 2017	$—	$(10,106,858)
No expiration date	(342,616)	—
Long-term:
No expiration date	(5,710)	—

Total capital loss carryforward	$(348,326)	$(10,106,858)

Capital losses may be utilized to offset future capital gains until expiration. The Regulated Investment Company Modernization Act of 2010 (the “Act”) allows capital loss carryforwards to be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date may expire unused.

k.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the

63  |

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of June 30, 2014, each Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

l.  Delayed Delivery Commitments.  The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Fund at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Fund takes delivery of the security. When the Fund enters into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated or earmarked at the custodian in an amount at least equal to the amount of the Fund’s commitment. No interest accrues to the Fund until the transaction settles.

Purchases of delayed delivery securities may have a similar effect on the Fund’s net asset value as if the Fund had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

m.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of

|  64

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the six months ended June 30, 2014, none of the Funds had loaned securities under this agreement.

n.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2014, at value:

Intermediate Municipal Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$25,804,108	$—	$25,804,108
Short-Term Investments	—	2,559,007	—	2,559,007

Total	$—	$28,363,115	$—	$28,363,115

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

65  |

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

For the six months ended June 30, 2014, there were no transfers among Levels 1, 2 and 3.

Diversified Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Common Stocks(a)	$70,424,719	$—	$—		$70,424,719
Bonds and Notes
Non-Convertible Bonds
ABS Other	—	—	678,752	(b)	678,752
Airlines	—	597,798	1,426,875	(b)	2,024,673
All Other Non-Convertible Bonds(a)	—	55,759,168	—		55,759,168

Total Non-Convertible Bonds	—	56,356,966	2,105,627		58,462,593

Convertible Bonds(a)	—	3,819,568	—		3,819,568
Municipals(a)	—	38,931	—		38,931

Total Bonds and Notes	—	60,215,465	2,105,627		62,321,092

Preferred Stocks
Non-Convertible Preferred Stocks(a)	1,003,052	—	—		1,003,052
Convertible Preferred Stocks
REITs – Mortgage	—	113,929	—		113,929
All Other Convertible Preferred Stocks(a)	558,693	—	—		558,693

Total Convertible Preferred Stocks	558,693	113,929	—		672,622

Total Preferred Stocks	1,561,745	113,929	—		1,675,674

Senior Loans(a)	—	79,148	—		79,148
Purchased Swaptions(a)	—	318,452	—		318,452
Short-Term Investments	—	4,294,380	—		4,294,380

Total Investments	71,986,464	65,021,374	2,105,627		139,113,465

Forward Foreign Currency Contracts (unrealized appreciation)	—	13,021	—		13,021
Futures Contracts (unrealized appreciation)	9,928	—	—		9,928

Total	$71,996,392	$65,034,395	$2,105,627		$139,136,414

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Written Swaptions(a)	$—	$(171,963)	$—		$(171,963)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(2,455)	—		(2,455)

Total	$—	$(174,418)	$—		$(174,418)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.

|  66

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

A preferred stock valued at $89,334 was transferred from Level 2 to Level 1 during the period ended June 30, 2014. At December 31, 2013, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service as a market price was not available. At June 30, 2014, this security was valued at the closing bid quotation in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place.

U.S. Equity Opportunities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$468,212,282	$—	$—	$468,212,282
Short-Term Investments	—	7,815,088	—	7,815,088

Total	$468,212,282	$7,815,088	$—	$476,027,370

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the six months ended June 30, 2014, there were no transfers among Levels 1, 2 and 3.

67  |

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2013 and/or June 30, 2014:

Diversified Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Other	$284,200	$—	$—	$4,613	$389,939
Airlines	1,487,108	35	962	42,617	—
Retailers	254,668	—	—	—	—

Total	$2,025,976	$35	$962	$47,230	$389,939

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2014
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$—	$678,752	$4,613
Airlines	(103,847)	—	—	1,426,875	46,096
Retailers	—	—	(254,668)	—	—

Total	$(103,847)	$—	$(254,668)	$2,105,627	$50,709

A debt security valued at $254,668 was transferred from Level 3 to Level 2 during the period ended June 30, 2014. At December 31, 2013, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At June 30, 2014, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

|  68

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that Diversified Income Fund and U.S. Equity Opportunities Fund used during the period include forward foreign currency contracts, futures contracts, option contracts and interest rate swaptions.

Diversified Income Fund may use interest rate swaptions to gain exposure, such as to enter into a contract to benefit from a rise or fall in interest rates. During the six months ended June 30, 2014, the Fund engaged in interest rate swaptions for this purpose.

Diversified Income Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the six months ended June 30, 2014, the Fund engaged in forward foreign currency transactions for hedging purposes.

Diversified Income Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts and interest rate swaptions to hedge against changes in interest rates and to manage its duration without having to buy or sell portfolio securities. During the six months ended June 30, 2014, the Fund used futures contracts to manage duration and used interest rate swaptions for hedging purposes and to manage duration.

The Funds are subject to the risk of unpredictable declines in the value of individual equity securities and periods of below average performance in individual securities or in the equity market as a whole. U.S. Equity Opportunities Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns and may use written put options to offset the cost of options used for hedging purposes. The Fund may also use futures contracts, purchased call options and written put options for investment purposes. During the six months ended June 30, 2014, the Fund engaged in futures contracts and purchased put option transactions for hedging purposes and futures contracts and written put option transactions for investment purposes.

69  |

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

The following is a summary of derivative instruments for Diversified Income Fund as of June 30, 2014, as reflected within the Statements of Assets and Liabilities:

Assets	Investments at value[1]	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[2]	Total
Over-the-counter asset derivatives
Interest rate contracts	$318,452	$—	$—	$318,452
Foreign exchange contracts	—	13,021	—	13,021

Total over-the-counter asset derivatives	$318,452	$13,021	$—	$331,473

Exchange traded/cleared asset derivatives
Interest rate contracts	—	—	9,928	9,928

Total asset derivatives	$318,452	$13,021	$9,928	$341,401

Liabilities	Swaptions written at value	Unrealized depreciation on forward foreign currency contracts	Total
Over-the-counter liability derivatives
Interest rate contracts	$(171,963)	$—	$(171,963)
Foreign exchange contracts	—	(2,455)	(2,455)

Total over-the-counter liability derivatives	$(171,963)	$(2,455)	$(174,418)

[1]	Represents purchased swaptions, at value.
[2]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Diversified Income Fund during the six months ended June 30, 2014 as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[3]	Futures contracts	Swaptions written	Foreign currency translations[4]
Interest rate contracts	$(659,054)	$(92,227)	$475,362	$—
Foreign exchange contracts	—	—	—	(5,272)

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[3]	Futures contracts	Swaptions written	Foreign currency translations[4]
Interest rate contracts	$(78,232)	$6,057	$45,741	$—
Foreign exchange contracts	—	—	—	9,285

[3]	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased swaptions during the period.
[4]

Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statements of Operations.

|  70

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Transactions in derivative instruments for U.S. Equity Opportunities Fund during the six months ended June 30, 2014 as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[1]	Options written	Futures contracts
Equity contracts	$85,425	$(21,977)	$268,061

[1]	Represents realized gain for purchased options during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract and futures contract activity, as a percentage of net assets, for Diversified Income Fund and U.S. Equity Opportunities Fund, based on gross month-end or daily (as applicable) notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the six months ended June 30, 2014:

Diversified Income Fund	Forwards	Futures
Average Notional Amount Outstanding	1.08%	1.08%
Highest Notional Amount Outstanding	1.32%	1.42%
Lowest Notional Amount Outstanding	0.77%	0.21%
Notional Amount Outstanding as of June 30, 2014	1.20%	1.38%

U.S. Equity Opportunities Fund	Futures
Average Notional Amount Outstanding	0.18%
Highest Notional Amount Outstanding	2.09%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of June 30, 2014	0.00%

Notional amounts outstanding at the end of the prior period, if applicable, for forward foreign currency contracts are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward and futures are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

71  |

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

The volume of interest rate swaption activity, as a percentage of net assets, for Diversified Income Fund, based on average premiums paid or received during the period, including long and short positions, at absolute value, was as follows for the six months ended June 30, 2014:

Diversified Income Fund	Interest Rate Put Swaptions Written	Interest Rate Call Swaptions Written	Interest Rate Call Swaptions Purchased	Interest Rate Put Swaptions Purchased
Average Premium Paid/Received	0.01%	0.35%	0.54%	0.07%
Highest Premium Paid/Received	0.02%	0.44%	0.67%	0.12%
Lowest Premium Paid/Received	0.00%	0.15%	0.26%	0.02%
Premium Paid/Received as of June 30, 2014	0.00%	0.15%	0.26%	0.02%

The volume of option contract activity, as a percentage of net assets, for U.S. Equity Opportunities Fund, based on daily market values of equity securities underlying purchased and written options, at absolute value, was as follows for the six months ended June 30, 2014:

U.S. Equity Opportunities Fund*	Put Options Purchased	Put Options Written
Average Market Value of Underlying Securities	0.75%	0.01%
Highest Market Value of Underlying Securities	4.41%	2.78%
Lowest Market Value of Underlying Securities	0.00%	0.00%
Market Value of Underlying Securities as of June 30, 2014	0.00%	0.00%

*	Market value of underlying securities is determined by multiplying option shares by the price of the option’s underlying security, as determined by the Fund’s Pricing Policies and Procedures.

Market value of underlying securities at the end of the prior period, if applicable, are included in the averages above.

The following is a summary of Diversified Income Fund’s written swaption activity:

	Notional Amount	Premiums
Outstanding at December 31, 2013	$34,950,000	$588,139
Swaptions written	9,000,000	212,040
Swaptions expired	(17,450,000)	(28,139)
Swaptions terminated in closing purchase transactions	(17,500,000)	(560,000)

Outstanding at June 30, 2014	$9,000,000	$212,040

|  72

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

The following is a summary of U.S. Equity Opportunities Fund’s written option activity:

	Notional Amount	Premiums
Outstanding at December 31, 2013	$—	$—
Options written	486	35,026
Options terminated in closing purchase transactions	(486)	(35,026)

Outstanding at June 30, 2014	$—	$—

Diversified Income Fund enters into over-the counter derivatives, including forward foreign currency contracts and interest rate swaptions, pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the net asset value of the Fund declines beyond a certain threshold. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of June 30, 2014, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements for Diversified Income Fund, by counterparty, are as follows:

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Barclays Bank PLC	$318,103	$(171,963)	$146,140	$—	$146,140
Goldman Sachs International	13,370	—	13,370	—	13,370

	$331,473	$(171,963)	$159,510	$—	$159,510

73  |

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Barclays Bank PLC	$(171,963)	$171,963	$—	$—	$—
Credit Suisse International	(2,455)	—	(2,455)	—	(2,455)

	$(174,418)	$171,963	$(2,455)	$—	$(2,455)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreement are marked-to-market and when collateral moves. The ISDA agreements for Diversified Income Fund include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on the Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking

|  74

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

into account master netting provisions pursuant to ISDA agreements, as of June 30, 2014:

Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
$371,473	$199,510

5.  Purchases and Sales of Securities.  For the six months ended June 30, 2014, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Intermediate Municipal Bond Fund	$6,430,962	$1,511,009
Diversified Income Fund	8,496,473	12,517,257
U.S. Equity Opportunities Fund	377,562,651	377,638,418

For the six months ended June 30, 2014, purchases and sales of U.S. Government/Agency securities by Diversified Income Fund were $18,056,950 and $15,313,354, respectively.

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  NGAM Advisors, L.P. (“NGAM Advisors”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Next $800 million	Over $1 billion
Intermediate Municipal Bond Fund	0.40%	0.40%	0.40%
Diversified Income Fund	0.55%	0.55%	0.50%
U.S. Equity Opportunities Fund	0.80%	0.80%	0.80%

NGAM Advisors has entered into subadvisory agreements for each Fund as listed below.

Intermediate Municipal Bond Fund	McDonnell Investment Management, LLC (“McDonnell”)
Diversified Income Fund	AEW Capital Management, L.P. (“AEW”) Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
U.S. Equity Opportunities Fund	Harris Associates L.P. (“Harris”) Loomis Sayles

75  |

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Under the terms of the subadvisory agreements, each Fund has agreed to pay its respective subadviser(s) a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s/Segment’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $250 million	Over $250 million
Intermediate Municipal Bond Fund	McDonnell	0.20%	0.20%
Diversified Income Fund
Diversified REIT Discipline	AEW	0.45%	0.40%
Inflation Protected Securities Discipline	Loomis Sayles	0.25%	0.20%
Multi-Sector Bond Discipline	Loomis Sayles	0.35%	0.30%
U.S. Equity Opportunities Fund
Large Cap Growth Segment	Harris	0.52%	0.52%
All Cap Growth Segment	Loomis Sayles	0.35%	0.35%

Prior to February 28, 2014, U.S. Equity Opportunities Fund paid a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s/Segment’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $250 million	Over $250 million
U.S. Equity Opportunities Fund
Harris Associates Segment	Harris	0.45%	0.40%
Large Cap Growth Segment	Loomis Sayles	0.25%	0.25%
Mid Cap Growth Segment	Loomis Sayles	0.50%	0.45%
Small/Mid Core Segment	Loomis Sayles	0.50%	0.45%

Payments to NGAM Advisors are reduced by the amounts of payments to the subadvisers, as calculated based on the table above.

NGAM Advisors has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2015 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

|  76

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

For the six months ended June 30, 2014, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Intermediate Municipal Bond Fund	0.80%	—	1.55%	0.55%
Diversified Income Fund	1.25%	—	2.00%	1.00%
U.S. Equity Opportunities Fund	1.30%	2.05%	2.05%	1.05%

NGAM Advisors shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the six months ended June 30, 2014, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Voluntary Waivers of Management Fees	Net Management Fees	Percentage of Average Daily Net Assets
					Gross	Net
Intermediate Municipal Bond Fund	$48,365	$48,365	$—	$—	0.40%	—
Diversified Income Fund	360,385	—	3,009	357,376	0.55%	0.55%
U.S. Equity Opportunities Fund	1,804,419	—	—	1,804,419	0.80%	0.80%

[1]	Management fee waivers are subject to possible recovery until December 31, 2015.

For the six months ended June 30, 2014, expenses have been reimbursed as follows:

Fund	Reimbursement[2]
Intermediate Municipal Bond Fund	$14,312

[2]	Expense reimbursements are subject to possible recovery until December 31, 2015.

For the six months ended June 30, 2014, expense reimbursements related to the prior fiscal year were recovered as follows:

	Recovered Expenses
Fund	Class A	Class B	Class C	Class Y
U.S. Equity Opportunities Fund	$32,820	$709	$3,922	$2,101

Certain officers and directors of NGAM Advisors and its affiliates are also officers or Trustees of the Funds. NGAM Advisors, AEW, McDonnell, Hansberger, Loomis Sayles and Harris are subsidiaries of Natixis Global Asset Management, L.P. (“Natixis US”),

77  |

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B (if applicable) and Class C shares.

For the six months ended June 30, 2014, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C
Intermediate Municipal Bond Fund	$1,356	$—	$278	$—	$834
Diversified Income Fund	100,994	—	61,439	—	184,315
U.S. Equity Opportunities Fund	465,811	7,521	56,940	22,564	170,820

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM

|  78

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the six months ended June 30, 2014, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Intermediate Municipal Bond Fund	$5,262
Diversified Income Fund	28,521
U.S. Equity Opportunities Fund	98,182

Effective July 1, 2014, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers.

79  |

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

For the six months ended June 30, 2014, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Intermediate Municipal Bond Fund	$964
Diversified Income Fund	36,095
U.S. Equity Opportunities Fund	77,183

As of June 30, 2014, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Intermediate Municipal Bond Fund	$163
Diversified Income Fund	989
U.S. Equity Opportunities Fund	2,090

Sub-transfer agent fees attributable to Class A, Class B, Class C, and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the six months ended June 30, 2014 were as follows:

Fund	Commissions
Intermediate Municipal Bond Fund	$1,749
Diversified Income Fund	51,795
U.S. Equity Opportunities Fund	136,190

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairperson (except for the Chairperson of the Governance Committee) receives an additional retainer fee at the annual rate of $17,500. Each Contract Review Committee member is compensated

|  80

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

$6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees on the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of June 30, 2014, Natixis US held shares of Intermediate Municipal Bond Fund representing 73.16% of the Fund’s net assets. Investment activities of affiliated shareholders could have material impacts on the Funds.

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the six months ended June 30, 2014, none of the Funds had borrowings under this agreement.

8.  Brokerage Commission Recapture.  Certain Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of

81  |

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Operations. For the six months ended June 30, 2014, amounts rebated under these agreements were as follows:

Fund	Rebates
Diversified Income Fund	$118
U.S. Equity Opportunities Fund	5,359

9.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

10.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
Intermediate Municipal Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	52,605	$517,029	110,750	$1,054,332
Issued in connection with the reinvestment of distributions	655	6,408	394	3,760
Redeemed	(16,641)	(161,274)	(1,534)	(14,587)

Net change	36,619	$362,163	109,610	$1,043,505

Class C
Issued from the sale of shares	49,912	$487,563	5,672	$54,216
Issued in connection with the reinvestment of distributions	35	347	3	32
Redeemed	(1,277)	(12,578)	(3)	(30)

Net change	48,670	$475,332	5,672	$54,218

Class Y
Issued from the sale of shares	365,833	$3,588,533	764,014	$7,476,085
Issued in connection with the reinvestment of distributions	15,836	154,781	22,939	221,518
Redeemed	(66,829)	(655,912)	(12,359)	(117,054)

Net change	314,840	$3,087,402	774,594	$7,580,549

Increase (decrease) from capital share transactions	400,129	$3,924,897	889,876	$8,678,272

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
Diversified Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	793,660	$10,098,598	2,296,819	$28,186,176
Issued in connection with the reinvestment of distributions	70,110	898,421	143,499	1,747,254
Redeemed	(828,694)	(10,457,987)	(2,574,911)	(31,275,395)

Net change	35,076	$539,032	(134,593)	$(1,341,965)

|  82

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

10. Capital Shares (continued). Class C
Issued from the sale of shares	263,059	$3,344,109	1,235,545	$15,057,397
Issued in connection with the reinvestment of distributions	19,917	254,928	44,750	543,265
Redeemed	(385,616)	(4,873,294)	(1,505,441)	(18,273,142)

Net change	(102,640)	$(1,274,257)	(225,146)	$(2,672,480)

Class Y
Issued from the sale of shares	200,829	$2,547,055	101,531	$1,240,996
Issued in connection with the reinvestment of distributions	1,471	18,912	1,769	21,605
Redeemed	(101,589)	(1,273,586)	(51,841)	(631,148)

Net change	100,711	$1,292,381	51,459	$631,453

Increase (decrease) from capital share transactions	33,147	$557,156	(308,280)	$(3,382,992)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
U.S. Equity Opportunities Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	405,110	$13,654,118	758,252	$23,078,823
Issued in connection with the reinvestment of distributions	155,170	5,157,867	830,421	26,527,755
Redeemed	(622,516)	(20,926,176)	(1,366,195)	(41,781,217)

Net change	(62,236)	$(2,114,191)	222,478	$7,825,361

Class B
Issued from the sale of shares	2,709	$73,674	8,879	$231,157
Issued in connection with the reinvestment of distributions	3,931	105,786	28,040	726,359
Redeemed	(119,021)	(3,237,631)	(258,805)	(6,503,881)

Net change	(112,381)	$(3,058,171)	(221,886)	$(5,546,365)

Class C
Issued from the sale of shares	183,171	$5,039,043	328,959	$8,489,719
Issued in connection with the reinvestment of distributions	26,620	716,620	131,853	3,444,408
Redeemed	(126,774)	(3,459,440)	(209,109)	(5,252,836)

Net change	83,017	$2,296,223	251,703	$6,681,291

Class Y
Issued from the sale of shares	339,938	$12,514,901	696,498	$23,425,027
Issued in connection with the reinvestment of distributions	7,456	272,738	39,615	1,392,630
Redeemed	(257,084)	(9,251,329)	(441,890)	(15,082,762)

Net change	90,310	$3,536,310	294,223	$9,734,895

Increase (decrease) from capital share transactions	(1,290)	$660,171	546,518	$18,695,182

83  |

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable.

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	August 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	August 20, 2014

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	August 20, 2014